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                                 LOAN AGREEMENT

                                  BY AND AMONG

                        LAZARE KAPLAN INTERNATIONAL INC.,

                                FLEET BANK, N.A.

                                       AND

                      BANK LEUMI TRUST COMPANY OF NEW YORK

                                  MAY 14, 1996

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                                TABLE OF CONTENTS

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                                                                                                                   PAGE
ARTICLE 1.   DEFINITIONS.............................................................................................1

ARTICLE 2.   COMMITMENTS; LOANS; GUARANTIES.........................................................................18

         Section 2.1                Loans...........................................................................18
         Section 2.2                Notices Relating to Loans.......................................................18
         Section 2.3                Disbursement of Loan Proceeds...................................................19
         Section 2.4                Notes...........................................................................20
         Section 2.5                Low Points; Mandatory Commitment
                                      Reductions; Repayment of Loans................................................20
         Section 2.6                Interest........................................................................22
         Section 2.7                Fees............................................................................23
         Section 2.8                Voluntary Changes in Commitment. ...............................................23
         Section 2.9                Use of Proceeds of Loans........................................................23
         Section 2.10               Computations....................................................................24
         Section 2.11               Minimum Amounts of Borrowings,
                                      Conversions and Prepayments...................................................24
         Section 2.12               Time and Method of Payments.....................................................24
         Section 2.13               Lending Offices.................................................................25
         Section 2.14               Several Obligations.............................................................25
         Section 2.15               Guaranties......................................................................25
         Section 2.16               Pro Rata Treatment Between Banks................................................25
         Section 2.17               Sharing of Payments
                                      and Set-Off Between Banks.....................................................26
         Section 2.18               Conversions of Loans............................................................26
         Section 2.19               Additional Costs; Capital Requirements..........................................27
         Section 2.20               Limitation on Types of Loans....................................................29
         Section 2.21               Illegality......................................................................29
         Section 2.22               Certain Conversions pursuant
                                       to Sections 2.19 and 2.21....................................................30
         Section 2.23               Indemnification.................................................................31

ARTICLE 3.   REPRESENTATIONS AND WARRANTIES.........................................................................32

         Section 3.1                Organization....................................................................32
         Section 3.2                Power, Authority, Consents......................................................33
         Section 3.3                No Violation of Law or Agreements...............................................33
         Section 3.4                Due Execution, Validity, Enforceability.........................................34
         Section 3.5                Title to Properties.............................................................34
         Section 3.6                Judgments, Actions, Proceedings.................................................34
         Section 3.7                No Defaults, Compliance With Laws...............................................34
         Section 3.8                Burdensome Documents............................................................35
         Section 3.9                Financial Statements; Pro Forma
                                      Balance Sheet; Projections....................................................35
         Section 3.10               Tax Returns.....................................................................36
         Section 3.11               Intangible Assets...............................................................36
         Section 3.12               Regulation U....................................................................36
         Section 3.13               Name Changes, Mergers, Acquisitions.............................................36
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
         Section 3.14               Full Disclosure.................................................................37
         Section 3.15               Licenses and Approvals..........................................................37
         Section 3.16               Labor Disputes; Collective Bargaining
                                      Agreements; Employee Grievances...............................................37
         Section 3.17               Condition of Assets.............................................................38
         Section 3.18               ERISA...........................................................................38


ARTICLE 4.   CONDITIONS TO THE LOANS................................................................................40

         Section 4.1                Conditions to Initial Loans.....................................................40
         Section 4.2                Conditions to Subsequent Loans..................................................41


ARTICLE 5.   DELIVERY OF FINANCIAL REPORTS,
             DOCUMENTS AND OTHER INFORMATION........................................................................42

         Section 5.1                Annual Financial Statements.....................................................42
         Section 5.2                Quarterly Financial Statements..................................................42
         Section 5.3                Compliance Information..........................................................42
         Section 5.4                No Default Certificate..........................................................43
         Section 5.5                Certificate of Accountants......................................................43
         Section 5.6                Accountants' Reports............................................................43
         Section 5.7                Copies of Documents.............................................................44
         Section 5.8                Notices of Defaults.............................................................44
         Section 5.9                ERISA Notices and Requests......................................................44
         Section 5.10               Accounts Receivable Aging; Field
                                      Audit and Additional Information..............................................45

ARTICLE 6.   AFFIRMATIVE COVENANTS..................................................................................47

         Section 6.1                Books and Records...............................................................47
         Section 6.2                Inspections and Audits. ........................................................47
         Section 6.3                Maintenance and Repairs.........................................................48
         Section 6.4                Continuance of Business.........................................................48
         Section 6.5                Copies of Corporate Documents...................................................48
         Section 6.6                Perform Obligations.............................................................48
         Section 6.7                Notice of Litigation............................................................48
         Section 6.8                Insurance.......................................................................49
         Section 6.9                Financial Covenants.............................................................49
         Section 6.10               Notice of Certain Events........................................................50
         Section 6.11               Comply with ERISA...............................................................50
         Section 6.12               Environmental Compliance........................................................50

ARTICLE 7.   NEGATIVE COVENANTS.....................................................................................51

         Section 7.1                Indebtedness....................................................................51
         Section 7.2                Liens...........................................................................52
         Section 7.3                Guaranties......................................................................53
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
         Section 7.4                Mergers, Acquisitions...........................................................53
         Section 7.5                Redemptions; Distributions......................................................53
         Section 7.6                Changes in Business.............................................................54
         Section 7.7                Prepayments.....................................................................54
         Section 7.8                Investments.....................................................................54
         Section 7.9                Fiscal Year.....................................................................55
         Section 7.10               ERISA Obligations...............................................................55
         Section 7.11               Amendments and Waivers of Documents.............................................56
         Section 7.12               Capital Expenditures............................................................57
         Section 7.13               Rental Obligations..............................................................57
         Section 7.14               Use of Cash.....................................................................57
         Section 7.15               Management Fees.................................................................58
         Section 7.16               Transactions with Affiliates....................................................58
         Section 7.17               Hazardous Material..............................................................58


ARTICLE 8.   EVENTS OF DEFAULT......................................................................................60

         Section 8.1                Payments........................................................................60
         Section 8.2                Certain Covenants...............................................................60
         Section 8.3                Other Covenants.................................................................60
         Section 8.4                Other Defaults..................................................................61
         Section 8.5                Representations and Warranties..................................................61
         Section 8.6                Bankruptcy......................................................................62
         Section 8.7                Judgments.......................................................................62
         Section 8.8                ERISA...........................................................................62
         Section 8.9                Ownership of Stock of the Borrower..............................................63
         Section 8.10               Key Executive Management........................................................63
         Section 8.11               Additional Guarantors...........................................................64


ARTICLE 9.   MISCELLANEOUS PROVISIONS...............................................................................65

         Section 9.1                Fees and Expenses; Indemnity....................................................65
         Section 9.2                Taxes...........................................................................66
         Section 9.3                Payments........................................................................66
         Section 9.4                Survival of Agreements and
                                      Representations; Construction.................................................67
         Section 9.5                Lien on and Set-off of Deposits.................................................67
         Section 9.6                Modifications, Consents and
                                      Waivers; Entire Agreement. ...................................................67
         Section 9.7                Remedies Cumulative; Counterclaims..............................................68
         Section 9.8                Further Assurances..............................................................68
         Section 9.9                Notices.........................................................................68
         Section 9.10               Counterparts....................................................................70
         Section 9.11               Severability....................................................................70
         Section 9.12               Binding Effect; No Assignment
                                      or Delegation by Bo...........................................................70

         Section 9.13               Assignments and Participations by Banks.........................................70
         Section 9.15   GOVERNING LAW; CONSENT TO JURIS-
                              DICTION; WAIVER OF TRIAL BY JURY......................................................73
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 EXHIBITS

         A             Form of Note
         B             Form of Assignment and Acceptance
         C             Form of No Default Certificate

 SCHEDULES

         3.1(a)        States of Incorporation and Qualification, and
                         Capitalization and Ownership of Stock, of
                         Borrower and Guarantors
         3.1(b)        Subsidiaries of Borrower and each Guarantor
         3.2           Consents, Waivers, Approvals; Violation of
                         Agreements
         3.6           Judgments, Actions, Proceedings
         3.7           Defaults; Compliance with Laws, Regulations,
                         Agreements
         3.8           Burdensome Documents
         3.11          Patents, Trademarks, Trade Names, Service Marks,
                         Copyrights
         3.13          Name Changes, Mergers, Acquisitions
         3.18          ERISA
         7.1           Permitted Indebtedness and Guaranties
         7.2           Permitted Security Interests, Liens and
                         Encumbrances

   ANNEX

         I             Name and State/Country of Organization of
                         Guarantors

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                                 LOAN AGREEMENT

         AGREEMENT, made this 14th day of May, 1996, by and among:

         LAZARE KAPLAN INTERNATIONAL INC., a Delaware corporation
(the "BORROWER");

         FLEET BANK, N.A. (formerly NatWest Bank N.A.), a national banking association, ("FLEET"); and

         BANK LEUMI TRUST COMPANY OF NEW YORK, a New York banking corporation ("BANK LEUMI"; Fleet and Bank Leumi are hereinafter sometimes referred to individually as a "BANK" and together as the "BANKS");

                              W I T N E S S E T H:

         WHEREAS, the Borrower wishes to obtain loans from the Banks in the aggregate principal sum of up to Twenty-Seven Million Five Hundred Thousand ($27,500,000) Dollars, and the Banks are willing to make such loans to the Borrower in an aggregate principal amount of up to such sum on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, the parties hereto agree as follows:

         ARTICLE 1.   DEFINITIONS.

                  As used in this Agreement, the following terms shall have the following meanings:

                  ADDITIONAL COSTS: as defined in subsection 2.19(b) hereof.

                  AFFECTED LOANS:  as defined in Section 2.22 hereof.

                  AFFECTED TYPE:  as defined in Section 2.22 hereof.

                  AFFILIATE: as to any Person, any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event: (i) any Person that owns directly or indirectly 5% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control



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such corporation or other Person; and (ii) each director and executive officer of the Borrower shall be deemed to be an Affiliate of the Borrower.

                  ANNUAL CASH FLOW: as at any date of determination thereof, the Cash Flow of the Borrower and the Subsidiaries for the immediately preceding four full fiscal quarters for which the Banks have received financial statements in compliance with Section 5.1 or Section 5.2 hereof (or, if as at any date of determination the Banks shall not yet have received financial statements delivered in compliance with Section 5.1 or Section 5.2 hereof, then the Cash Flow of the Borrower and the Subsidiaries for such immediately preceding four fiscal quarters shall be determined by the Banks in their sole judgment based, in the Banks' discretion, on such financial information as it shall have requested and received from the Borrower).

                  APPLICABLE LENDING OFFICE: with respect to each Bank, with respect to each type of Loan, the Lending Office as designated for such type of Loan below its name on the signature pages hereof or such other office of such Bank or of an affiliate of such Bank as such Bank may from time to time specify to Borrower as the office at which its Loans of such type are to be made and maintained.

                  APPLICABLE MARGIN:

              (i) with respect to any Prime Rate Loan, one-eighth of one (1/8%) percent;

             (ii) with respect to any LIBOR Loan, two and one-half (2-1/2%) percent; and

            (iii) with respect to any Designated Rate Loan, two and one-half (2-1/2%) percent.

                  ASSIGNMENT AND ACCEPTANCE: an agreement in the form of Exhibit B hereto.

                  BANK LEUMI: as defined in the heading of this Agreement.

                  BORROWING NOTICE:  as defined in Section 2.2 hereof.

                  BUSINESS DAY: any day other than Saturday, Sunday or any other day on which commercial banks in New York City are authorized or required to close under the laws of the State of New York.

                  CAPITAL EXPENDITURES: for any period, the aggregate amount of all payments made during such period by any Person directly or indirectly for the purpose of acquiring, constructing

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or maintaining fixed assets, real property or equipment that, in accordance with
GAAP, would be added as a debit to the fixed asset account of such Person, including, without limitation, all amounts paid or payable during such period with respect to Capitalized Lease Obligations and interest that are required to be capitalized in accordance with GAAP.

                  CAPITALIZED LEASE: any lease the obligations to pay rent or other amounts under which constitute Capitalized Lease Obligations.

                  CAPITALIZED LEASE OBLIGATIONS: as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, consistently applied.

                  CASH: as to any Person, such Person's cash and cash equivalents, as defined in accordance with GAAP consistently applied.

                  CASH FLOW: for any period, the consolidated net income of any Person after all income taxes paid by such Person during such period plus, but only to the extent such items shall have been deducted in determining such net income, depreciation and amortization of assets, minus all Capital Expenditures incurred by such Person during such period (but in no event shall such amount exceed the amount permitted to be incurred under Section 7.12 hereof); as to all of the foregoing, as determined in accordance with GAAP, consistently applied.

                  CERCLA: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss.9601, et seq.

                  CODE: the Internal Revenue Code of 1986, as it may be amended from time to time.

                  COMMITMENT: as to each Bank, the amount set forth opposite such Bank's name on the signature pages hereof under the caption "Commitment" as such amount is subject to reduction in accordance with the terms hereof.

                  COMMITMENT FEE: as defined in subsection 2.7(a) hereof.

                  COMMITMENT REDUCTION PERIOD: as defined in subsection 2.5(a)(i) hereof.

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                  COMMITMENT TERMINATION DATE:  May 31, 1999.

                  COMPLIANCE DATE: as defined in subsection 8.2(b) hereof.

                  CONTROLLED GROUP: all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b), 414(c) or 414(m) of the Code and Section 4001(a)(2) of ERISA.

                  CREDIT PERIOD: the period commencing on the date of this Agreement and ending on the Commitment Termination Date.

                  CURRENT ASSETS: as determined in accordance with GAAP, consistently applied; provided, however, that any of such assets that are subject to a pledge, lien or security interest to secure payment of any Indebtedness that is not included in Current Liabilities shall be excluded from Current Assets to the extent of such Indebtedness.

                  CURRENT LIABILITIES: as determined in accordance with GAAP, consistently applied, and shall include, as of the date of determination thereof: (i) all Indebtedness payable on demand or maturing within one year after such date without any option on the part of the obligor to extend or renew beyond such year, (ii) final maturities, installments and prepayments of Indebtedness required to be made within one year after such date (in each case, except as set forth in clause (iv) below), (iii) the unpaid principal balance of the Notes (excluding any proceeds of the Loans used or to be used (A) in compliance with subsection 2.9(b) hereof to repay Bank Leumi and (B) in compliance with subsection 2.9(e) hereof to repay the Senior Notes (including payments thereof made on May 15, 1996)), and (iv) all other items (including taxes accrued as estimated and reserves for deferred income taxes) that in accordance with GAAP, would be included on a balance sheet as current liabilities (other than that portion of the Senior Notes required to be paid within one year after such date).

                  DEBT INSTRUMENT: as defined in subsection 8.4(a) hereof.

                  DEFAULT: an event which with notice or lapse of time, or both, would constitute an Event of Default.

                  DEFINED CONTRIBUTION PLAN: a plan which is not covered by Title IV of ERISA or subject to the minimum funding standards of Section 412 of the Code and which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of

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other participants which may be allocated to such participant's account.

                  DESIGNATED RATE LOANS: Loans the interest on which is determined on the basis of rates referred to in subparagraph (ii) of the definition of "Fixed Base Rate" in this Article 1.

                  DESIGNATED RATE NOTICE:  as defined in
subsection 2.2(c) hereof.

                  DISPOSAL: the discharge, deposit, injection, dumping, spilling, leaking or placing of any hazardous materials into or on any land or water so that such hazardous materials or constituent thereof may enter the environment or be emitted into the air or discharged into any waters, including ground waters.

                  DOLLARS AND $: lawful money of the United States of America.

                  ELIGIBLE ASSIGNEE: a commercial bank or other financial institution organized under the laws of the United
States of America or any state and having a combined capital and surplus of at least $50,000,000.

                  EMPLOYEE BENEFIT PLAN: any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained or contributed to by the Borrower or any of its ERISA Affiliates for employees of Borrower or any of its ERISA Affiliates or (b) has at any time within the preceding six (6) years been maintained or contributed to by the Borrower or any of its ERISA Affiliates for employees of any Loan Party or any current or former ERISA Affiliate.

                  ENVIRONMENTAL LAWS AND REGULATIONS: all federal, state and local environmental, health and safety laws, regulations, ordinances, orders, judgments and decrees applicable to the Borrower or any other Loan Party, or any of their respective assets or properties.

                  ENVIRONMENTAL LIABILITY: any liability under any applicable Environmental Laws and Regulations for any disposal, release or threatened release of a Hazardous Substance pollutant or contaminant as those terms are defined under CERCLA, and any liability which would require a removal, remedial or response action, as those terms are defined under CERCLA, by any person or any environmental regulatory body having jurisdiction over the Borrower or any other Loan Party and/or any liability arising under any Environmental Laws and Regulations for the Borrower's or any other Loan Party's failure to comply with such laws and regulations, including without limitation, the failure to comply with or obtain any applicable environmental permit.

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                  ENVIRONMENTAL PROCEEDING: any judgment, action, proceeding or investigation pending before any court or governmental authority, with respect to the Borrower or any other Loan Party and arising under or relating to any Environmental Laws and Regulations.

                  ERISA: the Employee Retirement Income Security Act of 1974, as it may be amended from time to time, and the regulations promulgated thereunder.

                  ERISA AFFILIATE: with respect to any Loan Party, any corporation, person or trade or business which is a member of a group which is under common control with any Loan Party, who together with any Loan Party, is treated as a single employer within the meaning of Sections 414(b) - (o) of the Code and, if applicable, Sections 4001(a)(14) and (b) of ERISA.

                  EVENT OF DEFAULT:  as defined in Article 8 hereof.

                  FACILITY FEE:  as defined in subsection 2.7(b) hereof.

                  FEE(S):  as defined in subsection 2.7(c) hereof.

                  FINANCIAL STATEMENTS: the Borrower's audited consolidated balance sheet as at May 31, 1995, together with the related audited consolidated statements of earnings, stockholder's equity and cash flows for the fiscal year then ended, and the Borrower's unaudited consolidated balance sheet as at February 29, 1996, together with the related unaudited consolidated statements of earnings, stockholder's equity and cash flows for the nine-month period then ended.

                  FIXED BASE RATE: with respect to any LIBOR Loan or Designated Rate Loan for any Interest Period therefor:

                  (i) if such Loan is a LIBOR Loan, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) quoted by the Reference Bank at approximately 10:00 a.m. New York time (or as soon thereafter as practicable) two (2) LIBOR Business Days prior to the first day of such Interest Period for the offering by the Reference Bank to leading banks in the LIBOR interbank market of Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the LIBOR Loans to be made by the Banks to which such Interest Period relates; and

                  (ii) if such Loan is a Designated Rate Loan, the fixed rate of interest determined at the sole discretion of the Banks based upon a rate per annum or blending of rates per annum at which the Banks are able to raise funds to fund a Designated Rate Loan in amounts and with maturities comparable to the Designated Rate Loan requested, the source of which may change daily;

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provided, however, that there shall not necessarily be any direct correlation between such rate of interest and the Banks' cost of funding the specific Designated Rate Loan requested.

                  FIXED RATE: for any Fixed Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Banks to be equal to: (i) the Fixed Base Rate for such Loan for such Interest Period; divided by (ii) 1 minus the Reserve Requirement for such Loan for such Interest Period. The Banks shall use their best efforts to advise the Borrower of the Fixed Rate as soon as practicable after each change in the Fixed Rate; provided, however, that the failure of the Banks to so advise the Borrower on any one or more occasions shall not affect the rights of the Banks or the obligations of the Borrower hereunder.

                  FIXED RATE LOANS:  LIBOR Loans and Designated Rate
Loans.

                  FLEET: as defined in the heading of this Agreement.

                  GAAP: generally accepted accounting principles, as in effect in the United States.

                  GUARANTOR(S):  as defined in Section 2.15 hereof.

                  GUARANTY(IES):  as defined in Section 2.15 hereof.

                  HAZARDOUS MATERIALS: any toxic chemical, Hazardous Substances, contaminants or pollutants, medical wastes, infectious wastes, or Hazardous Wastes.

                  HAZARDOUS SUBSTANCE: as set forth in Section 101(14) of CERCLA or comparable provisions of state or local law.

                  HAZARDOUS WASTE:  as set forth in the Resource
Conservation and Recovery Act, 42 U.S.C. ss.9603(5), and the
Environmental Protection Agency's implementing regulations, or state or local law.

                  INDEBTEDNESS: with respect to any Person, all: (i) liabilities or obligations, direct and contingent, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations of such Person; (ii) liabilities or obligations of others for which such Person is directly or indirectly liable, by way of guaranty (whether by direct guaranty, suretyship, discount, endorsement, take-or-pay agreement, agreement to purchase or advance or keep in funds or other agreement having the effect of a guaranty) or otherwise in each case to support

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Indebtedness of other Persons; (iii) liabilities or obligations secured by Liens on any assets of such Person, whether or not such liabilities or obligations shall have been assumed by it; and (iv) liabilities or obligations of such Person, direct or contingent, with respect to letters of credit issued for the account of such Person and bankers acceptances created for such Person.

                  INTEREST PERIOD:

                  (a) with respect to any LIBOR Loan, each period commencing on the date such Loan is made or converted from a Loan or Loans of another type, or the last day of the next preceding Interest Period with respect to such Loan, and ending on the same day in the first, second, third or sixth calendar month thereafter, as the Borrower may select as provided in Section 2.2 hereof, except that each such Interest Period that commences on the last LIBOR Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last LIBOR Business Day of the appropriate subsequent calendar month;

                  (b) with respect to any Designated Rate Loan, each period commencing on the date such Loan is made or converted from a Loan or Loans of another type, or the last day of the next preceding Interest Period with respect to such Loan, and ending on the day set forth by the Banks in a Designated Rate Notice to the Borrower pursuant to Section 2.2 hereof.

Notwithstanding the foregoing: (i) any Interest Period that commences prior to a Commitment Reduction Period shall end no later than the day immediately preceding the first Business Day of such Commitment Reduction Period if the aggregate principal amount of the Loans or portions thereof to which such Interest Period would be applicable would include any portion of the aggregate principal amount of the Loans that is due and payable on such Commitment Reduction Period; (ii) each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (or, in the case of an Interest Period for LIBOR Loans, if such next succeeding LIBOR Business Day falls in the next succeeding calendar month, on the next preceding LIBOR Business Day); (iii) no more than five (5) Interest Periods per Bank for Fixed Rate Loans shall be in effect at the same time; (iv) any Interest Period for any type of Loan that commences before the Commitment Termination Date shall end no later than the Commitment Termination Date; and (v) notwithstanding clauses (i) and (iv) above, no Interest Period shall have a duration of less than one month (in the case of LIBOR Loans). In the event that the Borrower fails to select the duration of any Interest Period for any Loan within the time period and otherwise as provided in Section 2.2 hereof, such

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Loans will be automatically converted into a Prime Rate Loan on the last day of the preceding Interest Period for such Loan.

                  INVESTMENT:  by any Person:

                  (a) the amount paid or the value of property or services contributed by such Person for or in connection with the acquisition by such Person of any stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person; and

                  (b) the amount of any advance, loan or extension of credit by such Person, to any other Person, or guaranty or other similar obligation of such Person with respect to any Indebtedness of such other Person, and (without duplication) any amount committed to be advanced, loaned, or extended by such Person to any other Person, or any amount the payment of which is committed to be assured by a guaranty or similar obligation by such Person for the benefit of, such other Person.

                  IRS:  Internal Revenue Service.

                  KEY EXECUTIVE MANAGEMENT: as defined in Section 8.10 hereof.

                  LATEST BALANCE SHEET: as defined in subsection 3.9(a) hereof.

                  LEASES: leases and subleases (other than Capitalized Leases), licenses for the use of real property, easements, grants, and other attachment rights and similar instruments under which the Borrower has the right to use real or personal property or rights of way.

                  LIBOR BUSINESS DAY: a Business Day on which dealings in Dollar deposits are carried out in the LIBOR interbank market.

                  LIBOR LOANS: Loans the interest on which is determined on the basis of rates referred to in subparagraph (i) of the definition of "Fixed Base Rate" in this Article 1.

                  LIEN: any mortgage, deed of trust, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, any lease in the nature of any of the foregoing, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction in connection with the foregoing.

                  LOAN(S): as defined in Section 2.1 hereof. Loans of different types made or converted from Loans of other types on the same day (or of the same type but having different Interest

Periods) shall be deemed to be separate Loans for all purposes of this Agreement.

                  LOAN DOCUMENTS: this Agreement, the Notes, the Guaranties and all other documents executed and delivered in connection herewith or therewith (other than any opinions of counsel issued in connection herewith or therewith), including all amendments, modifications and supplements of or to all such documents.

                  LOAN PARTY: the Borrower, any Guarantor and any other Person (other than the Banks) which now or hereafter executes and delivers to either Bank any Loan Document.

                  MANAGEMENT FEES: for any period, all fees, emoluments or similar compensation paid or incurred by any Person (other than any such fees, emoluments or similar compensation paid to or incurred and payable to the Borrower) in respect of services rendered in connection with the management or supervision of the management of such Person, other than salaries, bonuses and other compensation paid to any full-time executive employee in respect of such full-time employment.

                  MATERIAL ADVERSE EFFECT: with respect to any Person, a material adverse effect on: (i) the business, condition (financial or otherwise), assets, liabilities or operations of such Person, (ii) the ability of such Person to perform its obligations under any Loan Document to which it is a party, or (iii) the validity or enforceability of this Agreement or the other Loan Documents or the rights or remedies of the Banks hereunder or thereunder.

                  MATURITY DATE:  June 1, 1999.

                  MONTHLY DATES: the first day of each calendar month, the first of which shall be the first such day after the date of this Agreement, provided that, if any such date is not a LIBOR Business Day, the relevant Monthly Date shall be the next succeeding LIBOR Business Day (or, if the next succeeding LIBOR Business Day falls in the next succeeding calendar month, then on the next preceding LIBOR Business Day).

                  MULTIEMPLOYER PLAN: a "multiemployer plan" as defined in
Section 4001(a)(3) or ERISA to which any Loan Party or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) years.

                  NEW TYPE LOANS:  as defined in Section 2.22 hereof.

                  NOTE(S):  as defined in Section 2.4 hereof.

                  OBLIGATIONS:   collectively, all of the Indebtedness,
liabilities and obligations of the Borrower to the Banks, whether now existing or hereafter arising, whether or not currently contemplated, including, without limitation, those arising under the Loan Documents.

                  PBGC:  Pension Benefit Guaranty Corporation.

                  PENSION PLAN: at any time an employee pension benefit plan that is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is maintained either: (i) by the Borrower or any ERISA Affiliate for employees of the Borrower, or by the Borrower for any ERISA Affiliate, or (ii) pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Borrower or any ERISA Affiliate is then making or accruing an obligation to make contributions or has within the preceding five (5) plan years made contributions.

                  PERMITTED LIENS: as to any Person: (i) pledges or deposits by such Person under workers' compensation laws, unemployment insurance laws, social security laws, or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness of such Person), or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of Cash or United States Government Bonds to secure surety, appeal, performance or other similar bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent; (ii) Liens imposed by law, such as carriers', warehousemen's, materialmen's and mechanics' liens, or Liens arising out of judgments or awards against such Person with respect to which such Person at the time shall currently be prosecuting an appeal or proceedings for review; (iii) Liens for taxes, assessments or governmental charges not yet subject to penalties for non-payment or the validity of which is being contested as permitted by Section 6.6 hereof; (iv) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of, others for rights of way, highways and railroad crossings, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties; and (v) Liens incidental to the conduct of the business of such Person or to the ownership of such Person's property that were not incurred in connection with Indebtedness of such Person, all of which Liens referred to in the preceding clause (v) do not in the aggregate materially detract from the value of the properties to which they relate or materially impair their use in the operation of the business taken as a whole of such Person, and as to all the foregoing only to the extent arising and continuing in the ordinary course of business.

                  PERSON: an individual, a corporation, a limited liability company, a partnership, a joint venture, a trust or unincorporated organization, a joint stock company or other similar organization, a government or any political subdivision thereof, a court, or any other legal entity, whether acting in an individual, fiduciary or other capacity.

                  PLAN: at any time an employee pension benefit plan that is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either: (i) maintained by the Borrower or any member of the Controlled Group for employees of the Borrower, or by the Borrower for any other member of such Controlled Group, or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Borrower or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

                  POST-DEFAULT RATE:

                  (i)      in respect of any Loans a rate per annum equal to:

                           (x) if such Loans are Prime Rate Loans, 2% above

the Prime Rate as in effect from time to time commencing on the date of the Event of Default that resulted in the Post-Default Rate being instituted plus the Applicable Margin for Prime Rate Loans (but in no event less than the interest rate in effect on the due date), or

                           (y) if such Loans are Fixed Rate Loans, 2% above
the rate of interest in effect thereon at the time of the Event of Default that resulted in the Post-Default Rate being instituted until the end of the then current Interest Period therefor and, thereafter, 2% above the Prime Rate as in effect from time to time plus the Applicable Margin for Prime Rate Loans (but in no event less than the interest rate in effect on the due date); and

             (ii) in respect of other amounts payable by the Borrower hereunder (other than interest) not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period commencing on the due date until such other amounts are paid in full equal to 2% above the Prime Rate as in effect from time to time plus the Applicable Margin for Prime Rate Loans (but in no event less than the interest rate in effect on the due date).

                  PRIME RATE: the interest rate established from time to time by Fleet as its prime rate at the Principal Office.
Notwithstanding the foregoing, the Borrower acknowledges that

Fleet may regularly make domestic commercial loans at rates of interest less than the rate of interest referred to in the preceding sentence. Each change in any interest rate provided for herein based upon the Prime Rate resulting from a change in the Prime Rate shall take effect at the time of such change in the Prime Rate.

                  PRIME RATE LOANS: Loans that bear interest at a rate based upon the Prime Rate.

                  PRINCIPAL OFFICE: the principal office of Fleet presently located at 10 Exchange Place, Jersey City, New Jersey
07302.

                  PROJECTIONS: the projected balance sheets, income statements and statements of cash flow of the Borrower for the quarterly periods during the fiscal years ending May 31, 1996, 1997, and 1998, and the related assumptions thereto, all prepared by the Borrower.

                  PURCHASE MONEY SECURITY INTEREST: as defined in subsection 7.2(b) hereof.

                  REFERENCE BANK: a bank appearing on the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks); provided that if no such offered rate shall appear on such display, "Reference Bank" shall mean a bank in the London interbank market as selected by the Banks.

                  REGULATION D: Regulation D of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time.

                  REGULATORY CHANGE: as to either Bank, any change after the date of this Agreement in United States federal, state or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of Banks, including such Bank, of or under any United States federal, state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  RELEASE: as set forth in Section 101(22) of CERCLA or state or local law.

                  RESERVE REQUIREMENT: for any LIBOR Loans for any period as to which interest is payable hereunder, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding One Billion ($1,000,000,000) Dollars against "Eurocurrency liabilities" (as such term is used in Regulation
D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against: (i) any category of liabilities that includes deposits by references to which the Fixed Rate for LIBOR Loans is to be determined as provided in the definition of "Fixed Base Rate" in this Article 1, or (ii) any category of extensions of credit or other assets that include LIBOR Loans.

                  SENIOR DEBT: the aggregate outstanding principal balance of:
(i) all Loans, (ii) all Indebtedness under the Senior Note Agreement, (iii) all Indebtedness in respect of the Supplier Loan, (iv) all Indebtedness secured by Purchase Money Security Interests, conditional sale arrangements or other similar security interests, and (v) all Capitalized Lease Obligations.

                  SENIOR NOTE AGREEMENT: the Note Agreement dated as of May 15, 1991 between the Borrower, Allstate Life Insurance Company, Monumental Life Insurance Company, and PFL Life Insurance Company (individually, a "SENIOR NOTEHOLDER" and collectively, the "SENIOR NOTEHOLDERS"), as amended by a First Amendment to Note Agreement dated as of February 28, 1992, a Second Amendment to Note Agreement dated as of March 25, 1992, a Third Amendment to Note Agreement dated as of December 1, 1992 and a Fourth Amendment to Note Agreement dated as of August 25, 1995, each executed by the Borrower and the Senior Noteholders.

                  SENIOR NOTEHOLDER(S): as defined in the definition of Senior Note Agreement in this Article 1.

                  SENIOR NOTES: collectively, the three 9.97% Senior Notes Due May 15, 2001 executed by the Borrower in the original aggregate principal amount of $30,000,000, each in favor of a Senior Noteholder and each dated May 15, 1991.

                  SUBORDINATED DEBT: Unsecured Indebtedness for money borrowed which does not permit any payment or prepayment of the principal amount thereof prior to the payment in full of the Obligations, and that is subordinated to such prior payment and is otherwise subordinated thereto under terms satisfactory in form and substance to the Banks, as evidenced by the Banks' written consent thereto given prior to the creation of such Indebtedness.

                  SUBSIDIARY: with respect to any Person, any corporation, partnership or joint venture whether now existing or hereafter organized or acquired: (i) in the case of a corpora-
tion, of which a majority of the securities having ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned by such Person and/or one or more Subsidiaries of such Person, or (ii) in the case of a partnership or joint venture in which such Person is a general partner or joint venturer or of which a majority of the partnership or other ownership interests are at the time owned by such Person and/or one or more of its Subsidiaries. Unless the context otherwise requires, references in this Agreement to "Subsidiary" or "Subsidiaries" shall be deemed to be references to a Subsidiary or Subsidiaries of the Borrower at any and all times after the requisite number of voting securities of any corporation are obtained by the Borrower or one or more of its Subsidiaries, with respect to a corporation, or the requisite partnership or other ownership interests are obtained by the Borrower or one or more of its Subsidiaries, with respect to a partnership or joint venture.

                  SUPPLIER LOAN: the Loan in the original principal amount of $3,000,000 made to the Borrower pursuant to that certain agreement dated November 8, 1985, as extended from time to time.

                  TANGIBLE NET WORTH: the sum of capital surplus, earned surplus and capital stock, minus deferred charges, intangibles and treasury stock, all as determined in accordance with GAAP consistently applied.

                  TEMPELSMAN GROUP: (i) Maurice Tempelsman and his lineal descendants (including any legally adopted children of their lineal descendants); (ii) the spouse of any Person described in (i); (iii) the estate of any Person described in (i) or (ii); (iv) any trust, a majority of the trustees of which are Persons described in (i) or (ii); (v) any corporation more than 50% of the Voting Stock of which is owned by a Person described in (i),
(ii), (iii), (iv) or (vi); or (vi) any partnership, association or company more than 50% of the voting interest in which is owned by Persons described in (i),
(ii), (iii), (iv) or (v).

                  TERMINATION EVENT:  any one of the following:

                  (a) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder for which the 30 day notice has not been waived pursuant to the regulations issued thereunder;

                  (b) the withdrawal of any Loan Party or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed such under Section 4068(f) of ERISA; or

                  (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA;

                  (d) the institution of proceedings to terminate a Pension Plan by the PBGC;

                  (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan;

                  (f) the partial or complete withdrawal of any Loan Party or any ERISA Affiliate from a Multiemployer Plan;

                  (g) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA;

                  (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Section 4241 or Section 4245 of ERISA, respectively; or

                  (i) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

                  TOTAL COMMITMENT: the aggregate obligation of the Banks to make Loans hereunder not exceeding Twenty Seven Million Five Hundred Thousand ($27,500,000) Dollars, as the same shall and/or may be reduced from time to time pursuant to Article 2 hereof.

                  UNUSED COMMITMENT: as at any date, for each Bank, the difference, if any, between: (i) the amount of such Bank's
Commitment as in effect on such date, and (ii) the then aggregate outstanding principal amount of all Loans made by such Bank.

                  VOTING STOCK: capital stock of any class of a corporation having power under ordinary circumstances to vote for the election of members of the board of directors of such corporation, or persons performing similar functions (whether or not at the time stock of any class shall have or might have special voting powers or rights by reason of the happening of any contingency).

                  WHOLLY-OWNED: with respect to any Subsidiary, any Subsidiary 100% of the Voting Stock of which is owned by the Borrower and/or its Wholly-Owned Subsidiaries.

Any accounting terms used in this Agreement that are not specifically defined herein shall have the meanings customarily given to them in accordance with GAAP as in effect on the date of this Agreement, except that references in Article 5 to such principles and calculations made to determine compliance with any covenant contained in Articles 6 and 7 hereof shall be deemed to refer to such principles as in effect on the date of the financial statements delivered pursuant thereto.

         ARTICLE 2.   COMMITMENTS; LOANS; GUARANTIES.

                  SECTION 2.1           LOANS.

                           Each Bank hereby severally agrees, on the terms
and subject to the conditions of this Agreement, to make loans (individually a "LOAN" and, collectively, the "LOANS") to the Borrower during the Credit Period to and including the Commitment Termination Date in an aggregate principal amount at any one time outstanding up to, but not exceeding, the Commitment of such Bank as then in effect. Subject to the terms of this Agreement, during the Credit Period the Borrower may borrow, prepay, repay (provided that prepayment and repayment of Fixed Rate Loans shall be subject to the provisions of Section
2.23 hereof) and reborrow up to the amount of the Total Commitment (after giving effect to the mandatory and voluntary reductions required and permitted herein) by means of Prime Rate Loans or Fixed Rate Loans, and during such period and thereafter until the date of the payment in full of all of the Loans or the Commitment Termination Date, the Borrower may convert Loans of one type into Loans of another type (as provided in Section 2.18 hereof).

                  SECTION 2.2           NOTICES RELATING TO LOANS.

                           The Borrower shall give the Banks written notice
of each termination or reduction of the Commitments, each borrowing, conversion and prepayment of each Loan and of the duration of each Interest Period applicable to each Fixed Rate Loan (in each case, a "BORROWING NOTICE"). Each such written notice shall be irrevocable and shall be effective only if received by the Banks not later than 2:00 p.m., New York City time (except as otherwise specified in subsection (c) below with respect to Designated Rate Loans), on the date that is:

                           (a)      In the case of each notice of termination or
reduction and each notice of borrowing, repayment or prepayment of, or conversion into, Prime Rate Loans, the date of the related termination, reduction, borrowing, repayment, prepayment or conversion;

                           (b)      In the case of each notice of borrowing or
prepayment of, or conversion into, LIBOR Loans, or the duration of an Interest Period for LIBOR Loans, two (2) LIBOR Business Days prior to the date of the related borrowing, prepayment, or conversion or the first day of such Interest Period; and

                           (c)      (i)    With respect to each borrowing of, or
conversion into, a Designated Rate Loan, the Borrower shall, not less than two
(2) Business Days prior to the proposed borrowing or conversion, notify the Banks in writing (which notification may be by telecopy) not later than 2:00 p.m., New York City time, of its interest in borrowing, or converting into, a Designated

Rate Loan, and the dollar amount thereof (which in no event shall be less than One Million ($1,000,000) Dollars) and the Interest Period therefor. Thereafter, the Borrower shall, not later than 2:00 p.m., New York City time, on the proposed date of borrowing or conversion again notify the Banks of its interest in so borrowing or converting, whereupon the Banks shall, not later than 2:30 p.m., New York City time, on the date of the proposed borrowing or conversion notify the Borrower, which notice may be telephonic or written (each, a "DESIGNATED RATE NOTICE") of the amount of, interest rate on and Interest Period with respect to, the Designated Rate Loan that the Banks are willing to make available to the Borrower. Upon the Borrower's receipt of a Designated Rate Notice, the Borrower may choose to accept the terms set forth therein by delivering to the Banks, not later than one-half (1/2) hour (and in any event, not later than 3:00 p.m., New York City time) after the time of the Banks' Designated Rate Notice, a Borrowing Notice (which delivery may be by telecopy).

                               (ii)     It is acknowledged and confirmed by the
Borrower that neither Bank shall be obligated to make, and in fact neither Bank shall make, all or any portion of such requested Designated Rate Loan unless each Bank, in its discretion, agrees to make its pro rata share of such requested Designated Rate Loan, and such agreement is set forth in the notice from the Banks to the Borrower referred to in such Designated Rate Notice.

                           (d)      Each such notice of termination or reduction
shall specify the amount thereof. Each such notice of borrowing, conversion or prepayment shall specify the amount (subject to Section 2.1 hereof) and type of Loans to be borrowed, converted or prepaid (and, in the case of a conversion, the type of Loans to result from such conversion), the date of borrowing, conversion or prepayment (which shall be: (x) a Business Day in the case of each borrowing or prepayment of Prime Rate Loans and Designated Rate Loans, and (y) a LIBOR Business Day in the case of each borrowing or prepayment of LIBOR Loans and each conversion of or into a LIBOR Loan), and with respect to Designated Rate Loans, shall specify the amount set forth in the Designated Rate Notice. Each such notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. Each Bank shall notify the other Bank of the content of each such Borrowing Notice as promptly as practicable after its receipt thereof.

                  SECTION 2.3               DISBURSEMENT OF LOAN PROCEEDS.

                           The Borrower shall give the Banks notice of each
borrowing hereunder as provided in Section 2.2 hereof. The Banks shall disburse such sums to the Borrower by depositing in immediately available funds the amount thereof in an account of the Borrower designated by the Borrower maintained with each Bank.

                  SECTION 2.4               NOTES.

                           (a)      The Loans made by each Bank shall be evi-
denced by a single promissory note of the Borrower in substantially the form of Exhibit A hereto (each, a "NOTE" and collectively, the "NOTES"). Each Note shall be dated the date of the initial borrowing of the Loans under this Agreement, shall be payable to the order of such Bank in a principal amount equal to such Bank's Commitment as originally in effect, and shall otherwise be duly completed. The Notes shall be payable as provided in Sections 2.1 and 2.5 hereof.

                           (b)      Each Bank shall enter on a schedule attached
to its Note a notation with respect to each Loan made hereunder of: (i) the date and principal amount thereof, (ii) each payment and prepayment of principal thereof, (iii) whether the interest rate is initially to be determined in accordance with subsection 2.6(a)(i), 2.6(a)(ii) or 2.6(a)(iii) hereof, and (iv) the Interest Period, if applicable. The failure of either Bank to make a notation on the schedule to its Note as aforesaid shall not limit or otherwise affect the obligation of the Borrower to repay the Loans in accordance with their respective terms as set forth herein.

                  SECTION 2.5 LOW POINTS; MANDATORY COMMITMENT REDUCTIONS; REPAYMENT OF LOANS.

                           (a)      The maximum aggregate amount of the Total
Commitment shall be automatically reduced (with each such reduction being applied, pursuant to Section 2.16 hereof, pro rata between the Banks with respect to the amounts of their respective Commitments), as follows:

                                    (i)     for a period comprised of any thirty
(30) consecutive days as selected by the Borrower during each of the periods set forth below (each such thirty (30) day period, and the period referred to in subsection 2.5(a)(ii) below, is hereinafter referred to as a "COMMITMENT REDUCTION PERIOD"), the maximum aggregate amount of the Total Commitment (subject to any voluntary reductions thereof as provided in Section 2.8 hereof) during each such period shall equal the amount set forth opposite the applicable period:

                                                               MAXIMUM
         PERIOD                                            TOTAL COMMITMENT

November, 1996 through
  March, 1997                                                $12,800,000

                                                               MAXIMUM
         PERIOD                                            TOTAL COMMITMENT

November, 1997 through
  March, 1998                                                $16,500,000;


                               (ii)         the maximum aggregate amount of the
Total Commitment (subject to any voluntary reductions thereof as provided in Section 2.8 hereof) during the period commencing March 31 and ending at the close of business on May 14 of each year, shall equal $23,200,000; and

                               (iii)  the maximum aggregate amount of the
Total Commitment shall be zero on the Maturity Date and the Borrower shall pay to the Banks on such date an amount sufficient to repay in full the principal amount of the Loans outstanding on such Date.

                           (b)      The Loans:  (i) shall be repaid as and when
necessary to cause the aggregate principal amount of the Loans outstanding not to exceed each Bank's Commitment, as reduced pursuant to subsection 2.5(a) or subsection 2.8(a) hereof, and (ii) may be repaid at any time and from time to time, in whole or in part, without premium or penalty, upon prior written notice to the Banks as provided in Section 2.2 hereof. Any repayment of less than the entire outstanding principal balance of the Loans shall be made in integral multiples of $100,000 and any amount so repaid may, subject to the terms and conditions hereof, including the borrowing limitation imposed by the Commitments, be reborrowed hereunder during the Credit Period; provided, however, that: (A) Fixed Rate Loans may be repaid only on the last day of an Interest Period for such Loans, and (B) all repayments of Loans or any portion thereof shall be made together with payment of all interest accrued on the amount repaid through the date of such repayment.

                           (c)      Except as otherwise set forth in Sections
2.19, 2.20 and 2.22 hereof, all payments and repayments made pursuant to the terms hereof shall be applied first to Prime Rate Loans, and shall be applied to Fixed Rate Loans only to the extent any such payment exceeds the principal amount of Prime Rate Loans outstanding at the time of such payment.

                           (d)      The Borrower may request a Fixed Rate Loan
only if compliance with subsection 2.5(a) hereof (with the payments provided for therein being applied in accordance with subsection 2.5(c) hereof) would not result in any portion of the principal amount of such Fixed Rate Loan being paid prior to the last day of the Interest Period applicable thereto.

                  SECTION 2.6               INTEREST.

                           (a)      The Borrower shall pay to each Bank interest
on the unpaid principal amount of each Loan made by such Bank for the period commencing on the date of such Loan until such Loan shall be paid in full, at the following rates per annum:

                                (i)     During such periods that such Loan is a
Prime Rate Loan, the Prime Rate plus the Applicable Margin;

                               (ii)     During such periods that such Loan is a
LIBOR Loan, for each Interest Period relating thereto, the Fixed Rate for such Loan for such Interest Period plus the Applicable Margin; and

                              (iii)     During such periods that such Loan is a
Designated Rate Loan, for each Interest Period relating thereto, the Fixed Rate for such Loan for such Interest Period plus the Applicable Margin.

                           (b)      Notwithstanding the foregoing, whenever an
Event of Default has occurred and is continuing, the Borrower shall pay interest on any Loan, and on any other amount payable by the Borrower hereunder (to the extent permitted by law) for the period commencing on the occurrence of such Event of Default until such Event of Default has been cured or waived as acknow-ledged in writing by the Banks at the applicable Post-Default Rate.

                           (c)      Except as provided in the next sentence,
accrued interest on each Loan shall be payable: (i) in the case of a Prime Rate Loan, monthly on the Monthly Dates, (ii) in the case of a Fixed Rate Loan, monthly on the Monthly Dates and on the last day of each Interest Period for such Loan, and (iii) in the case of all Loans, upon the payment or prepayment thereof or the conversion thereof into a Loan of another type (but only on the principal so paid, prepaid or converted). Interest that is payable at the Post-Default Rate shall be payable from time to time on demand of either Bank. Promptly after the establishment of any interest rate provided for herein or any change therein, the Banks will notify the Borrower thereof, provided that the failure of the Banks to so notify the Borrower shall not affect the obligations of the Borrower hereunder or under any of the Notes in any respect.

                           (d)      Anything in this Agreement or any of the
Notes to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to either Bank to the extent that such Bank's receipt thereof would not be permissible under the law or laws applicable to such Bank limiting rates of interest that may be charged or

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collected by such Bank. Any such payments of interest that are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrower to such Bank on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to such Bank limiting rates of interest that may be charged or collected by such Bank. Such deferred interest shall not bear interest.

                  SECTION 2.7               FEES.

                           (a)      The Borrower shall pay to the Banks pro rata
according to their respective Commitments, a commitment fee (the "COMMITMENT FEE") in the aggregate amount of $103,125. The Commitment Fee shall be payable annually on the first and second anniversary of the date hereof or, if earlier, on the date the Commitments are terminated.

                           (b)      Simultaneously with the execution and deliv-
ery of this Agreement, the Borrower shall pay to the Banks pro rata according to their respective Commitments, a non-refundable facility fee (the "FACILITY FEE") in the aggregate amount of $103,125.

                           (c)      The Commitment Fee and the Facility Fee are
hereinafter sometimes referred to individually as a "FEE" and together as the "FEES".

                  SECTION 2.8               VOLUNTARY CHANGES IN COMMITMENT.

                           The Borrower shall be entitled to terminate or
reduce the Commitments provided that the Borrower shall give notice of such termination or reduction to the Banks as provided in Section 2.2 hereof and that any partial reduction of the Commitments shall be in an aggregate amount equal to $1,000,000 or an integral multiple thereof. Any such termination or reduction shall be permanent and irrevocable.

                  SECTION 2.9               USE OF PROCEEDS OF LOANS.

                           The proceeds of the Loans hereunder may be used by
the Borrower solely for the following purposes:

                           (a)      the repayment in full of all amounts
outstanding under the line of credit evidenced by a certain Promissory Note dated April 30, 1996 in the original principal amount of $8,000,000 made by the Borrower in favor of Fleet;

                           (b)      the repayment in full of all amounts
outstanding under the term loan facility evidenced by a promissory note dated May 31, 1995 (as extended on February 29, 1996) in the original principal amount of $5,000,000 made by the Borrower in favor of Bank Leumi;

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                           (c)      the repayment in full of all amounts
outstanding under the line of credit evidenced by a certain Promissory Note dated May 8, 1996 in the original principal amount of $4,250,000 made by the Borrower in favor of Chemical Bank;

                           (d)      the repayment in full of all amounts
outstanding under the line of credit evidenced by a certain Promissory Note dated February 22, 1996 in the original principal amount of $3,000,000 made by the Borrower in favor of Bank Leumi;

                           (e)     the repayment of not more than $4,285,000 per
year of Indebtedness in respect of the Senior Note Agreement as evidenced by the Senior Notes; and

                           (f)     the working capital purposes of the Borrower.

                  SECTION 2.10              COMPUTATIONS.

                           Interest on all Loans and each Fee shall be
computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last) occurring in the period for which payable.

                  SECTION 2.11              MINIMUM AMOUNTS OF BORROWINGS,

                                            CONVERSIONS AND PREPAYMENTS.

                           Except for borrowings, conversions and prepayments
that exhaust the full remaining amount of the Commitments (in the case of borrowings) or result in the conversion or prepayment of all Loans of a particular type (in the case of conversions or prepayments) or conversions made pursuant to Section 2.18, subsection 2.19(b) or Section 2.21 hereof, each borrowing from the Banks, each conversion of Loans of one type into Loans of another type and each prepayment of principal of Loans hereunder shall be in an amount at least equal to $100,000 in the aggregate from the Banks in the case of Prime Rate Loans and $1,000,000 in the aggregate from the Banks in the case of Fixed Rate Loans or an integral multiple thereof (borrowings, conversions and prepayments of different types of Loans at the same time hereunder to be deemed separate borrowings, conversions and prepayments for purposes of the foregoing, one for each type).

                  SECTION 2.12              TIME AND METHOD OF PAYMENTS.

                           All payments of principal, interest, Fees and
other amounts (including indemnities) payable by the Borrower hereunder shall be made in Dollars, in immediately available funds, to the Banks at the lending office designated below its name on the signature pages hereof (or such other address as each such Bank may from time to time specify to the Borrower) not later than 2:00 p.m., New York City time, on the date on which

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such payment shall become due (and the Bank for whose account any such payment is to be made may, but shall not be obligated to, debit the amount of any such payment that is not made by such time to any ordinary deposit account of the Borrower with such Bank). Additional provisions relating to payments are set forth in Section 9.3 hereof.

                  SECTION 2.13              LENDING OFFICES.

                           The Loans of each type made by each Bank shall be
made and maintained at such Bank's Applicable Lending Office for Loans of such type.

                  SECTION 2.14              SEVERAL OBLIGATIONS.

                           Except as provided in subsection 2.2(c)(ii)
hereof, the failure of either Bank to make any Loan to be made by it on the date specified therefor shall not relieve the other Bank of its obligations to make its Loans on such date, but neither Bank shall be responsible for the failure of the other Bank to make Loans to be made by such other Bank.

                  SECTION 2.15              GUARANTIES.

                           The due payment and performance of the Obligations
shall be guaranteed to the Banks by each of the entities listed on Annex I hereto and each Wholly-Owned Subsidiary which after the date hereof is or becomes actively engaged in business (hereinafter referred to individually as a "GUARANTOR" and collectively as the "GUARANTORS"), by the execution and delivery to the Banks, simultaneously with the execution and delivery of this Agreement (or, with respect to a Wholly-Owned Subsidiary which after the date hereof is or becomes actively engaged in business, within thirty (30) days of the time it becomes actively engaged in business), by each Guarantor of a Guaranty in form and substance satisfactory to the Banks (hereinafter referred to individually as a "GUARANTY" and collectively as the "GUARANTIES").

                  SECTION 2.16              PRO RATA TREATMENT BETWEEN BANKS.

                           Except as otherwise provided herein:  (i) each
borrowing from the Banks under Section 2.1 hereof will be made from the Banks and each payment of each Fee shall be made for the account of the Banks pro rata according to their respective Unused Commitments; (ii) each partial reduction of the Total Commitment shall be applied to the Commitments of the Banks pro rata according to each Bank's respective Commitment; (iii) each conversion of Loans of a particular type under Section 2.18 hereof (other than conversions provided for by Section 2.21 or 2.22 hereof) will be made pro rata between the Banks according to the respective principal amounts of such Loans held by the Banks;

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(iv) each payment and prepayment of principal of or interest on Loans of a particular type will be made to the Banks pro rata in accordance with the respective unpaid principal amounts of such Loans held by the Banks; and (v) Interest Periods for Loans of a particular type shall be allocated between the Banks pro rata according to the respective principal amounts of such Loans held by the Banks.

                  SECTION 2.17              SHARING OF PAYMENTS
                                            AND SET-OFF BETWEEN BANKS.

                           The Borrower hereby agrees that, in addition to
(and without limitation of) any right of set-off, banker's lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option, to offset balances held by it at any of its offices against any principal of or interest on any of its Loans hereunder, any Fee payable to it, or any costs, expenses or other amounts that is not paid in each case when due (regardless of whether such balances are then due to the Borrower), in which case it shall promptly notify the Borrower and the other Bank thereof, provided that its failure to give such notice shall not affect the validity thereof. If a Bank shall effect payment of any principal of or interest on Loans held by it under this Agreement through the exercise of any right of set-off, banker's lien, counterclaim or similar right, it shall promptly purchase from the other Bank participations in the Loans held by the other Bank in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that both the Banks shall share the benefit of such payment pro rata in accordance with the unpaid principal and interest on the Loans held by each of them. To such end, both the Banks shall make appropriate adjustments between themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that either Bank so purchasing a participation in the Loans held by the other Bank may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of Loans in the amount of such par-ticipation. Nothing contained herein shall require either Bank to exercise any such right or shall affect the right of either Bank to exercise and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

                  SECTION 2.18              CONVERSIONS OF LOANS.

                           The Borrower shall have the right to convert Loans
of one type into Loans of another type from time to time, provided that: (i) the Borrower shall give the Banks notice of each such conversion as provided in
Section 2.2 hereof; (ii) Fixed Rate Loans may be converted only on the last day of an Interest Period for such Loans; and (iii) except as required by Sections

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2.19 or 2.21 hereof, no Prime Rate Loan may be converted into a Fixed Rate Loan if on the proposed date of conversion a Default or an Event of Default exists. The Banks shall use their best efforts to notify the Borrower of the effectiveness of such conversion, and the new interest rate to which the converted Loans are subject, as soon as practicable after the conversion; provided, however, that any failure to give such notice shall not affect the Borrower's obligations, or the Banks' rights and remedies, hereunder in any way whatsoever.

                  SECTION 2.19           ADDITIONAL COSTS; CAPITAL REQUIREMENTS.

                           (a)     In the event of any change in any existing or
future law or regulation, guideline or interpretation thereof by any court or administrative or governmental authority (foreign or domestic) charged with the administration thereof, or compliance by either Bank with any request or directive (whether or not having the force of law) of any such authority shall, impose, modify or deem applicable or result in the application of, any capital maintenance, capital ratio or similar requirement against loan commitments made by either Bank hereunder, and the result of any event referred to above is to impose upon either Bank, or increase any capital requirement applicable as a result of the making or maintenance of, such Bank's Commitment or the obligation of the Borrower hereunder with respect to such Commitment (which imposition of capital requirements may be determined by each Bank's reasonable allocation of the aggregate of such capital increases or impositions), then, provided that the Bank shall, as set forth in the following sentence, deliver a certificate to the Borrower setting forth the basis for the increased fees prior to making demand, upon demand made by such Bank as promptly as practicable after it obtains knowledge that such law, regulation, guideline, interpretation, request or directive exists and determines to make such demand, the Borrower shall immediately pay to such Bank from time to time as specified by such Bank additional commitment fees which shall be sufficient to compensate such Bank for such imposition of or increase in capital requirements together with interest on each such amount from ten (10) days after the date demanded until payment in full thereof at the Post-Default Rate. A certificate setting forth in reasonable detail the amount necessary to compensate such Bank as a result of an imposition of or increase in capital requirements submitted by such Bank to the Borrower shall be presumed correct, absent manifest error, as to the amount thereof.

                           (b)      In the event that any Regulatory Change
shall: (i) change the basis of taxation of any amounts payable to either Bank under this Agreement or the Notes in respect of any Loans including, without limitation, Fixed Rate Loans (other than taxes imposed on the overall net income of such Bank for any such Loans by the United States of America or the jurisdiction in which such Bank has its principal office); or (ii) impose or

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modify any reserve, Federal Deposit Insurance Corporation premium or assessment, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including any of such Loans or any deposits referred to in the definition of "Fixed Base Rate" in Article 1 hereof); or (iii) impose any other conditions affecting this Agreement in respect of Loans, including, without limitation, Fixed Rate Loans (or any of such extensions of credit, assets, deposits or liabilities); and the result of any event referred to in clause (i), (ii) or
(iii) above shall be to increase such Bank's costs of making or maintaining any Loans, including, without limitation, Fixed Rate Loans, or its Commitment, or to reduce any amount receivable by such Bank hereunder in respect of any of its Fixed Rate Loans, or its Commitment (such increases in costs and reductions in amounts receivable are hereinafter referred to as "ADDITIONAL COSTS") in each case, only to the extent that such Additional Costs are not included in the Fixed Base Rate applicable to such Fixed Rate Loans, then, upon demand made by such Bank as promptly as practicable after it obtains knowledge that such a Regulatory Change exists and determines to make such demand (a copy of which demand shall be delivered to the Banks), the Borrower shall pay to such Bank from time to time as specified by such Bank, additional commitment fees or other amounts which shall be sufficient to compensate such Bank for such increased cost or reduction in amounts receivable by such Bank from the date of such change, together with interest on each such amount from ten (10) day after the date demanded until payment in full thereof at the Post-Default Rate. All references to any "Bank" shall be deemed to include any participant in such Bank's Commitment.

                           (c)      Without limiting the effect of the foregoing
provisions of this Section 2.19, in the event that, by reason of any Regulatory Change, either Bank either: (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on Fixed Rate Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes Fixed Rate Loans, or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Bank so elects by notice to the Borrower (with a copy to the other Bank), the obligation of such Bank to make, and to convert Loans of any other type into, Loans of such type hereunder shall be suspended until the date such Regulatory Change ceases to be in effect (and all Loans of such type then outstanding shall be converted into Prime Rate Loans or into Fixed Rate Loans of another duration, as the case may be, in accordance with Sections 2.18 and 2.22 hereof).

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                           (d)     Determinations by either Bank for purposes of
this Section 2.19 of the effect of any Regulatory Change on its costs of making or maintaining Loans or on amounts receivable by it in respect of Loans, and of the additional amounts required to compensate such Bank in respect of any Additional Costs, shall be set forth in writing in reasonable detail and shall be presumed correct, absent manifest error.

                           (e)      Each Bank claiming any additional amounts
payable pursuant to this Section 2.19 agrees to use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of any such additional amounts and would not, in the reasonable judgment of such Bank, be otherwise disadvantageous to such Bank.

                  SECTION 2.20              LIMITATION ON TYPES OF LOANS.

                           Anything herein to the contrary notwithstanding,
if, on or prior to the determination of an interest rate for any LIBOR Loans for any Interest Period therefor, the Banks determine (which determination shall be conclusive):

                           (a)      by reason of any event affecting the money
markets in the United States of America or the LIBOR interbank market, quotations of interest rates for the relevant deposits are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for such Loans under this Agreement; or

                           (b)      the rates of interest referred to in the
definition of "Fixed Base Rate" in Article 1 hereof upon the basis of which the rate of interest on any LIBOR Loans for such period is determined, do not accurately reflect the cost to the Banks of making or maintaining such Loans for such period, then the Banks shall give the Borrower prompt notice thereof (and shall thereafter give the Borrower prompt notice of the cessation, if any, of such condition), and so long as such condition remains in effect, the Banks shall be under no obligation to make Loans of such type or to convert Loans of any other type into Loans of such type and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of the affected type either prepay such Loans in accordance with Section 2.8 hereof or convert such Loans into Loans of another type in accordance with Section 2.18 hereof.

                  SECTION 2.21              ILLEGALITY.

                           Notwithstanding any other provision in this
Agreement, in the event that it becomes unlawful for either Bank or its Applicable Lending Office to: (i) honor its obligation to

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make LIBOR Loans hereunder, or (ii) maintain LIBOR Loans hereunder, then such
Bank shall promptly notify the Borrower thereof (with a copy to the other Bank), describing such illegality in reasonable detail (and shall thereafter promptly notify the Borrower and the other Bank of the cessation, if any, of such illegality), and such Bank's obligation to make LIBOR Loans and to convert other types of Loans into LIBOR Loans hereunder shall, upon written notice given by such Bank to the Borrower, be suspended until such time as such Bank may again make and maintain LIBOR Loans and such Bank's outstanding LIBOR Loans shall be converted into Prime Rate Loans, Designated Rate Loans (as shall be designated in a notice from the Borrower pursuant to Section 2.2 hereof, and with respect to Designated Rate Loans, subject to the issuance of a Designated Rate Notice) in accordance with Sections 2.18 and 2.22 hereof.

                  SECTION 2.22 CERTAIN CONVERSIONS PURSUANT TO SECTIONS 2.19 AND 2.21.

                           If the Loans of either Bank of a particular type
(Loans of such type are hereinafter referred to as "AFFECTED LOANS" and such type is hereinafter referred to as the "AFFECTED TYPE") are to be converted pursuant to Section 2.19 or 2.21 hereof, such Bank's Affected Loans shall be converted into Prime Rate Loans, or Fixed Rate Loans of another type, as the case may be (the "NEW TYPE LOANS") on the last day(s) of the then current Interest Period(s) for the Affected Loans (or, in the case of a conversion required by subsection 2.19(b) or Section 2.21 hereof, on such earlier date as such Bank may specify to the Borrower with a copy to the other Bank) and, until such Bank gives notice as provided below that the circumstances specified in
Section 2.19 or 2.21 hereof that gave rise to such conversion no longer exist:

                           (a)     to the extent that such Bank's Affected Loans
have been so converted, all payments and prepayments of principal that would otherwise be applied to such Affected Loans shall be applied instead to its New Type Loans;

                           (b)      all Loans that would otherwise be made by
such Bank as Loans of the Affected Type shall be made instead as New Type Loans and all Loans of such Bank that would otherwise be converted into Loans of the Affected Type shall be converted instead into (or shall remain as) New Type Loans; and

                           (c)      if Loans of the other Bank that are the same
type as the Affected Type are subsequently converted into Loans of another type (which type is other than New Type Loans), then such Bank's New Type Loans shall be automatically converted on the conversion date into Loans of such other type to the extent necessary so that, after giving effect thereto, all Loans held by such Bank and the other Bank whose Loans are so converted are

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held pro rata (as to principal amounts, types and, to the extent applicable,
Interest Periods) in accordance with their respective Commitments.

                  SECTION 2.23              INDEMNIFICATION.

                           The Borrower shall pay to each Bank, upon the
request of each Bank, such amount or amounts as shall compensate such Bank for any loss (including loss of profit), cost or expense incurred by such Bank (as reasonably determined by such Bank) as a result of:

                           (a)      any payment or prepayment or conversion of a
Fixed Rate Loan held by such Bank on a date other than the last day of an Interest Period for such Fixed Rate Loan; or

                           (b)     any failure by the Borrower to borrow a Fixed
Rate Loan held by such Bank on the date for such borrowing specified in the relevant Borrowing Notice under Section 2.2 hereof, such compensation to include, without limitation, an amount equal to: (i) any loss or expense suffered by such Bank during the period from the date of receipt of such early payment or prepayment or the date of such conversion to the last day of such Interest Period if the rate of interest obtainable by such Bank upon the redeployment of an amount of funds equal to such Bank's pro rata share of such payment, prepayment or conversion or failure to borrow or convert is less than the rate of interest applicable to such Fixed Rate Loan for such Interest Period, or (ii) any loss or expense suffered by such Bank in liquidating LIBOR deposits prior to maturity that correspond to such Bank's pro rata share of such payment, prepayment, conversion, failure to borrow or failure to convert. The determination by each such Bank of the amount of any such loss or expense, when set forth in a written notice to the Borrower, containing such Bank's calculation thereof in reasonable detail, shall be presumed correct, in the absence of manifest error.

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         ARTICLE 3.   REPRESENTATIONS AND WARRANTIES.

                  The Borrower hereby represents and warrants to the Banks that:

                  SECTION 3.1               ORGANIZATION.

                           (a)  The Borrower and each Guarantor is duly
organized and validly existing under the laws of its state or country of organization and has the power to own its assets and to transact the business in which it is presently engaged and in which it proposes to be engaged. Schedule 3.1(a) hereto accurately and completely lists, as to each of the Borrower and each Guarantor: (i) the state or country of incorporation or organization of each such entity, and the type of legal entity that each of them is, (ii) as to each of them that is a corporation, the classes and number of authorized and outstanding shares of capital stock of each such corporation, and, with respect to the Guarantors, the registered owners of such outstanding shares of capital stock, and (iii) the business in which each of such entities is engaged. All of the foregoing shares or other equity interests that are issued and outstanding have been duly and validly issued and are fully paid and non-assessable, and are owned by the Persons referred to on Schedule 3.1(a). Except as set forth on
Schedule 3.1(a), there are no outstanding warrants, options, contracts or commitments of any kind entitling any Person to purchase or otherwise acquire any shares of capital stock or other equity interests of any Guarantor nor are there outstanding any securities that are convertible into or exchangeable for any shares of capital stock or other equity interests of any Guarantor.

                           (b)  Schedule 3.1(b) hereto accurately and
completely lists each Subsidiary of the Borrower and each Subsidiary of each Guarantor together with an indication of whether or not such Subsidiary is actively engaged in business. Except as set forth on Schedule 3.1(b), neither the Borrower nor any Guarantor has any Subsidiary.

                           (c)  Each of the Borrower and each Guarantor is in
good standing in its state or country of organization and in each state in which it is qualified to do business. There are no jurisdictions other than as set forth on Schedule 3.1(a) hereto in which the character of the properties owned or proposed to be owned by the Borrower or any Guarantor or in which the transaction of the business of the Borrower or any Guarantor as now conducted or as proposed to be conducted requires or will require the Borrower or any Guarantor to qualify to do business and as to which failure so to qualify could have a Material Adverse Effect on the Borrower or any Guarantor.

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                  SECTION 3.2               POWER, AUTHORITY, CONSENTS.

                           The Borrower and each Guarantor has the power to
execute, deliver and perform the Loan Documents to be executed by it. The Borrower has the power to borrow hereunder and has taken all necessary corporate action to authorize the borrowing hereunder on the terms and conditions of this Agreement. The Borrower and each Guarantor has taken all necessary action, corporate or otherwise, to authorize the execution, delivery and performance of the Loan Documents to be executed by it. No consent or approval of any Person (including, without limitation, any stockholder of the Borrower or any corporate Guarantor or any partner in any partnership Guarantor), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, certificate of need, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by the Borrower or any Guarantor, or the validity, enforcement or priority, of the Loan Documents or any Lien created and granted thereunder, except as set forth on Schedule 3.2 hereto, each of which either has been duly and validly obtained on or prior to the date hereof and is now in full force and effect, or is designated on Schedule 3.2 as waived by the Banks.

                  SECTION 3.3               NO VIOLATION OF LAW OR AGREEMENTS.

                           The execution and delivery by the Borrower and
each Guarantor of each Loan Document to which it is a party and performance by it hereunder and thereunder, will not violate any provision of law and will not, except as set forth on Schedule 3.2 hereto, conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or any certificate of incorporation or by-laws of the Borrower or any corporate Guarantor or any partnership agreement or other organizational document or instrument of any Guarantor that is not a corporation, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Borrower or any Guarantor is a party, or by which any of them is bound or any of their respective properties or assets is affected, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Borrower or any Guarantor.

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                  SECTION 3.4           DUE EXECUTION, VALIDITY, ENFORCEABILITY.

                           This Agreement and each other Loan Document to
which any Loan Party is a party has been duly executed and delivered by the Loan Party that is a party thereto and each constitutes the valid and legally binding obligation of the Borrower or such other Loan Party that is a party thereto, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specif-ic performance and other equitable remedies are subject to judicial discretion.

                  SECTION 3.5               TITLE TO PROPERTIES.

                           The Borrower has good and marketable title in fee
simple to, or valid leasehold interests in, all property necessary or used in the ordinary course of its business, except for such defects in title as do not, individually or in the aggregate, have a Material Adverse Effect. All of such property owned by the Borrower is owned by it free and clear of any Lien of any nature whatsoever, except as permitted by Section 7.2 hereof.

                  SECTION 3.6               JUDGMENTS, ACTIONS, PROCEEDINGS.

                           Except as set forth on Schedule 3.6 hereto: (a)
there are no outstanding judgments, actions or proceedings, including, without limitation, any Environmental Proceeding, pending before any court or governmental authority, bureau or agency, with respect to or, to the best of the Borrower's knowledge, threatened against or affecting the Borrower or any Guarantor, involving, in the case of any court proceeding, a claim in excess of $250,000 and in any case could reasonably be expected to have a Material Adverse Effect on the Borrower or any Guarantor, nor, to the best of the Borrower's knowledge, is there any reasonable basis for the institution of any such action or proceeding that is probable of assertion, nor (b) are there any such actions or proceedings in which the Borrower or any Guarantor is a plaintiff or complainant.

                  SECTION 3.7               NO DEFAULTS, COMPLIANCE WITH LAWS.

                           Except as set forth on Schedule 3.7 hereto,
neither the Borrower nor any Guarantor is in default under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party or by which it is bound, or any other agreement or other instrument by which any of the properties or assets owned by it or used in the conduct of its business is affected, which default could have a Material Adverse

                                      -34-


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Effect on the Borrower or any Guarantor. The Borrower and each Guarantor has complied and is in compliance in all respects with all applicable laws, ordinances and regulations, resolutions, decrees and other similar documents and instruments of all courts and governmental authorities, bureaus and agencies, domestic and foreign, including, without limitation, all applicable provisions of the Americans with Disabilities Act (42 U.S.C. ss.12101-12213) and the regulations issued thereunder and all applicable Environmental Laws and Regulations, except for any non-compliance which does not have a Material Adverse Effect on the Borrower or any Guarantor.

                  SECTION 3.8               BURDENSOME DOCUMENTS.

                           Except as set forth on Schedule 3.8 hereto,
neither the Borrower nor any Guarantor is a party to or bound by, nor are any of the properties or assets owned by the Borrower or any Guarantor used in the conduct of their respective businesses affected by, any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment, including, without limitation, any of the foregoing relating to any Environmental Liability, that could have a Material Adverse Effect on the Borrower or any Guarantor.

                  SECTION 3.9 FINANCIAL STATEMENTS; PRO FORMA BALANCE SHEET; PROJECTIONS.

                           (a)  Each of the Financial Statements is correct
and complete and presents fairly the consolidated financial position of the Borrower and the Subsidiaries, and each other entity to which it relates, as at its date, and has been prepared in accordance with GAAP. Neither the Borrower nor any Subsidiary, nor any other entity to which any of the Financial Statements relates, has any material obligation, liability or commitment, direct or contingent (including, without limitation, any Environmental Liability), that is not reflected in the Financial Statements and would otherwise be required to be so stated or reflected thereon in accordance with GAAP consistently applied. There has been no material adverse change in the financial position or operations of the Borrower, or any Subsidiary or any other entity to which any of the Financial Statements relates since the date of the latest balance sheet included in the Financial Statements (the "LATEST BALANCE SHEET"). The Borrower's fiscal year is the twelve-month period ending on May 31 in each year.

                           (b)      The Projections have been prepared on the
basis of the assumptions accompanying them and reflect as of the date thereof the Borrower's good faith projections, after reasonable analysis, of the matters set forth therein, based on such assumptions.

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                  SECTION 3.10              TAX RETURNS.

                           Each of the Borrower and the Subsidiaries has
filed all federal, state and local tax returns required to be filed by it and has paid the amount of tax shown as due thereon, on or before the due dates thereof. Except to the extent that reserves therefor are reflected in the Financial Statements: (i) there are no material federal, state or local tax liabilities of the Borrower or any Subsidiary known to the Borrower due or to become due for any tax year ended on or prior to the date of the Latest Balance Sheet relating to such entity, whether incurred in respect of or measured by the income of such entity, that are not properly reflected in the Latest Balance Sheet relating to such entity, and (ii) there are no material claims pending or, to the knowledge of the Borrower, proposed or threatened against any of the Borrower or any Subsidiary for past federal, state or local taxes, except those, if any, as to which proper reserves are reflected in the Financial Statements.

                  SECTION 3.11              INTANGIBLE ASSETS.

                           Each of the Borrower and the Guarantors possesses
all patents, trademarks, service marks, trade names, and copyrights, and rights with respect to the foregoing, necessary to conduct its business as now conducted and as proposed to be conducted, without any conflict known to the Borrower with the patents, trademarks, service marks, trade names, and copyrights and rights with respect to the foregoing, of any other Person which would have a Material Adverse Effect on the Borrower or any Guarantor, and each of such patents, trademarks, service marks, trade names, copyrights and rights with respect thereto, together with any pending applications therefor, are listed on Schedule 3.11 hereto.

                  SECTION 3.12              REGULATION U.

                           No part of the proceeds received by the Borrower
from the Loans will be used directly or indirectly for: (a) any purpose other than as set forth in Section 2.9 hereof, or (b) the purpose of purchasing or carrying, or for payment in full or in part of Indebtedness that was incurred for the purposes of purchasing or carrying, any "margin stock", as such term is defined in ss.221.3 of Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II, Part 221.

                  SECTION 3.13              NAME CHANGES, MERGERS, ACQUISITIONS.

                           Except as set forth on Schedule 3.13 hereto,
neither the Borrower nor any Guarantor has within the six-year period immediately preceding the date of this Agreement changed its name, been the surviving entity of a merger or consolidation, or acquired all or substantially all of the assets of any Person

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except in connection with the merger of Wholly-Owned Subsidiaries of the Borrower into the Borrower.

                  SECTION 3.14              FULL DISCLOSURE.

                           None of the Financial Statements, the Pro Forma
Balance Sheet, the Projections, nor any certificate, opinion, or any other statement made or furnished in writing to either Bank by or on behalf of the Borrower or any Guarantor in connection with this Agreement or the transactions contemplated herein, contains any untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading, as of the date such statement was made. There is no fact known to the Borrower that has, or would in the now foreseeable future have, a Material Adverse Effect on the Borrower or any Guarantor, which fact has not been set forth herein, in the Financial Statements, the Pro Forma Balance Sheet, the Projections, or any certificate, opinion or other written statement so made or furnished to the Banks.

                  SECTION 3.15              LICENSES AND APPROVALS.

                           The Borrower and each Guarantor has all necessary
licenses, permits and governmental authorizations, including, without limitation, licenses, permits and authorizations arising under or relating to Environmental Laws and Regulations, to own and operate its properties and to carry on its business as now conducted.

                  SECTION 3.16 LABOR DISPUTES; COLLECTIVE BARGAINING AGREEMENTS; EMPLOYEE GRIEVANCES.

                           (a) There are no collective bargaining agreements
or other labor contracts covering the Borrower or any Guarantor; (b) no such collective bargaining agreement or other labor contract will expire during the term of this Agreement; (c) no union or other labor organization is seeking to organize, or to be recognized as bargaining representative for, a bargaining unit of employees of the Borrower or any Guarantor; (d) there is no pending or threatened strike, work stoppage, material unfair labor practice claim or charge, arbitration or other material labor dispute against or affecting the Borrower or any Guarantor or their representative employees; (e) there has not been, during the five (5) year period prior to the date hereof, a strike, work stoppage, material unfair labor practice claim or charge, arbitration or other material labor dispute against or affecting the Borrower or any Guarantor or any of their representative employees which has not been resolved in favor of the Borrower, and (f) there are no actions, suits, charges, demands, claims, counterclaims or proceedings pending or, to the best of the Borrower's knowledge, threatened against the Borrower or any Guarantor, by or on behalf of, or with, its employees, other than

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employee grievances arising in the ordinary course of business that are not, in the aggregate, material or that could not reasonably be expected to have a Material Adverse Effect on the Borrower or any Guarantor.

                  SECTION 3.17  CONDITION OF ASSETS.

                           All of the assets and properties of the Borrower,
that are reasonably necessary for the operation of its business, are in good working condition, ordinary wear and tear excepted, and are able to serve the function for which they are currently being used.

                  SECTION 3.18              ERISA.

                           (a)      Except as disclosed on Schedule 3.18 hereto,
no Employee Benefit Plan, including without limitation, any Multiemployer Plan, exists or has ever existed and neither any Loan Party nor any ERISA Affiliate is a participating employer in any Employee Benefit Plan in which more than one employer makes contributions as described in Sections 4063 and 4064 of ERISA. Except as disclosed on Schedule 3.18, no Loan Party nor any ERISA Affiliate has any contingent liability with respect to any post-retirement benefit under any Employee Welfare Benefit Plan which is a welfare plan (as defined in Section 3(1) of ERISA), other than liability for health plan continuation coverage described in Part 6 of Title I of ERISA, which together with any disclosed liability on Schedule 3.18, would not result in liability to any Loan Party or ERISA Affiliate in excess of $500,000. The Borrower has given to the Banks true and complete copies of all the following: (i) each Employee Benefit Plan and related trust agreement (including all amendments and commitments with respect to such Employee Benefit Plan or trust) which any Loan Party or ERISA Affiliate maintains or is committed to contribute to as of the date hereof and the most recent summary plan description, actuarial report, determination letter issued by the IRS and Form 5500 filed in respect of each such Employee Benefit Plan; and (ii) a listing of all of the Multiemployer Plans to which any Loan Party or ERISA Affiliate contributes or is committed to contribute and the aggregate amount of the most recent annual contributions required to be made to each such Multiemployer Plan, together with any information which has been provided to any Loan Party or ERISA Affiliate regarding withdrawal liability under any Multiemployer Plan and the collective bargaining agreement pursuant to which such contribution is required to be made.

                           (b)      Each Employee Benefit Plan complies, in both
form and operation in all material respects, with its terms, ERISA and the Code including, without limitation, Code Section 4980B, and no condition exists or event has occurred with respect to any such plan which would result in the incurrence by any Loan

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



Party or ERISA Affiliate of any material liability, fine or penalty. Each Employee Benefit Plan, related trust agreement, arrangement and commitment of each Loan Party and ERISA Affiliate is legally valid and binding in full force and effect. Each Employee Benefit Plan that is intended to be qualified under
Section 401(a) of the Code has been determined by the IRS to be so qualified, and each trust related to such plan has been determined to be exempt under
Section 501(a) of the Code. To the knowledge of any Loan Party, nothing has occurred or is expected to occur that would adversely affect the qualified status of the Employee Benefit Plan or any related trust subsequent to the issuance of such determination letter. No Employee Benefit Plan is being audited or investigated by any government agency or subject to any pending or threatened claim or suit.

                           (c)      Neither the Borrower nor any ERISA Affiliate
have ever maintained or contributed to a Multiemployer Plan. Neither the Borrower nor any ERISA Affiliate has maintained or contributed to a Pension Plan within the last six years.

                           (d)      Neither any Loan Party nor any ERISA
Affiliate nor any fiduciary of any Employee Benefit Plan has engaged in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. The execution, delivery and performance of the terms of any agreements that are related to this transaction will not constitute a prohibited transaction under the aforementioned sections.

                           (e)      There are no agreements which will provide
payments to any officer, employee, shareholder or highly compensated individual which will be "parachute payments" under Section 280G of the Code that are nondeductible to any Loan Party and which will be subject to the tax under
Section 4999 of the Code for which any Loan Party would have a material withholding liability.

                           (f)      All references to the Borrower or Loan Party
in this Section 3.18 or in any other Section of this Agreement relating to ERISA shall be deemed to refer to the Borrower or Loan Party, as applicable, and any other entity which is considered an ERISA Affiliate.

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         ARTICLE 4.   CONDITIONS TO THE LOANS.

                  SECTION 4.1               CONDITIONS TO INITIAL LOANS.

                           The obligation of each Bank to make the initial
Loan to be made by it hereunder shall be subject to the fulfillment (to the reasonable satisfaction of the Banks) of the following conditions precedent:

                           (a)      The Borrower shall have executed and
delivered to each Bank its Note.

                           (b)      Each Guarantor shall have executed and
delivered to the Banks its Guaranty.

                           (c)      The Borrower shall have paid to each Bank,
its pro rata portion of the Facility Fee.

                           (d)  The Borrower shall have delivered to the
Banks (i) summaries of policies of insurance owned by the Borrower covering or in any manner relating to the assets and property of the Borrower; and (ii) evidence of the Borrower's liability insurance policies;

                           (e)      Warshaw Burstein Cohen Schlesinger & Kuh,
LLP, general counsel to the Borrower and the Guarantors, shall have delivered their opinion to, and in form and substance reasonably satisfactory to, the Banks.

                           (f)      The Banks shall have received true and
complete copies of the Financial Statements and the Projections, each certified as such in a certificate executed by the president or a vice president of the Borrower.

                           (g)      The Banks shall have received copies of the
following:

                              (i)  All of the consents, approvals and
waivers referred to on Schedule 3.2 hereto (except only those which, as stated on Schedule 3.2, shall not be delivered);

                              (ii)  The certificates of incorporation of the
Borrower and the domestic Guarantor, certified by the Secretary of State of their respective states of incorporation and, in the case of non-domestic Guarantors, by an appropriate notary public;

                              (iii)  The by-laws of the Borrower and the
Guarantors, certified by their respective secretaries or directors, as applicable;

                               (iv)  All corporate action taken by the
Borrower and the Guarantors to authorize the execution, delivery

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and performance of each of the Loan Documents to which each is a party and the transactions contemplated thereby, certified by their respective secretaries or directors, as applicable;

                                    (v) (i) With respect to the Borrower and the
domestic Guarantor, good standing certificates and telegrams as of dates not more than twenty (20) and two (2) days, respectively, prior to the date of the initial Loan, from the Secretary of State of their respective states of incorporation and each state in which each of them is qualified to do business and (ii) with respect to Lazare Kaplan Ghana Ltd., a certificate of compliance from the Registrar of Companies of Bermuda; and

                               (vi)  An incumbency certificate (with specimen
signatures) with respect to the Borrower and the Guarantors.

                           (h)  (i)         The Borrower shall have complied and
shall then be in compliance with all of the terms, covenants and conditions of this Agreement;

                               (ii)         After giving effect to the initial
Loan, there shall exist no Default or Event of Default hereunder; and

                              (iii)         The representations and warranties
contained in Article 3 hereof shall be true and correct on the date hereof;

and the Banks shall have received a Compliance Certificate dated the date hereof certifying, inter alia, that the conditions set forth in this subsection 4.1(h) are satisfied on such date.

                           (i)      All legal matters incident to the initial
Loans shall be satisfactory to counsel to each Bank.

                  SECTION 4.2               CONDITIONS TO SUBSEQUENT LOANS.

                           The obligation of each Bank to make each Loan
subsequent to its initial Loan shall be subject to the fulfillment (to the reasonable satisfaction of the Banks) of the following conditions precedent:

                           (a)      The Banks shall have received a Borrowing
Notice in accordance with Section 2.2 hereof.

                           (b)     All legal matters incident to such Loan shall
be reasonably satisfactory to counsel for the each Bank.

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         ARTICLE 5.   DELIVERY OF FINANCIAL REPORTS,
                      DOCUMENTS AND OTHER INFORMATION.

                  While the Commitments are outstanding, and, in the event any Loan remains outstanding, so long as the Borrower is indebted to either Bank and until payment in full of the Notes and full and complete performance of all of its other obligations arising hereunder, the Borrower shall deliver to each
Bank:

                  SECTION 5.1               ANNUAL FINANCIAL STATEMENTS.

                           Annually, as soon as available, but in any event
within ninety (90) days after the last day of each of its fiscal years, a consolidated and consolidating balance sheet of the Borrower and the Subsidiaries as at such last day of the fiscal year, and consolidated and consolidating statements of income and retained earnings and statements of cash flow, for such fiscal year, each prepared in accordance with GAAP consistently applied, in reasonable detail, and, as to the consolidated statements, certified without qualification by Ernst & Young LLP or another firm of independent certified public accountants reasonably satisfactory to the Banks, and certified, as to the consolidating statements, by the chief financial officer of the Borrower, as fairly presenting the financial position and the results of operations of the Borrower and the Subsidiaries as at and for the year ending on its date and as having been prepared in accordance with GAAP consistently applied.

                  SECTION 5.2               QUARTERLY FINANCIAL STATEMENTS.

                           As soon as available, but in any event within
forty-five (45) days after the end of the Borrower's first three fiscal quarterly periods, a consolidated and consolidating balance sheet of the Borrower and the Subsidiaries as of the last day of such quarter and consolidated and consolidating statements of income and retained earnings and statements of cash flow, for such quarter, and on a comparative basis figures for the corresponding period of the immediately preceding fiscal year, all in reasonable detail, each such statement to be certified in a certificate of the president or chief financial officer of the Borrower as fairly presenting the financial position and the results of operations of the Borrower and the Subsidiaries as at its date and for such quarter and as having been prepared in accordance with GAAP consistently applied (subject to year-end audit adjustments).

                  SECTION 5.3               COMPLIANCE INFORMATION.

                           Promptly after a written request therefor, such
other financial data or information evidencing compliance with the requirements of this Agreement, the Notes and the other Loan

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Documents, as either Bank may reasonably request from time to time.

                  SECTION 5.4               NO DEFAULT CERTIFICATE.

                           Not later than twenty (20) days after the end of
each calendar month, a certificate of the chief financial officer of the Borrower to the effect that no Event of Default exists hereunder. In addition, at the same time as it delivers the financial statements required under the provisions of Section 5.1 and 5.2 hereof, a certificate of the chief financial officer of the Borrower substantially in the form of Exhibit C hereto to the effect that no Event of Default exists hereunder and that: (i) the signatory thereto has reviewed the relevant terms of this Agreement and the other Loan Documents and has made, or caused to be made, under his or her supervision, a review of the transactions of the Borrower from the beginning of the accounting period covered by the financial statements being delivered therewith through the date of the certificate, and (ii) no default under any other agreement to which the Borrower is a party or by which it is bound, or by which, to the best knowledge of the Borrower, any of its properties or assets, taken as a whole, may be materially affected (which default would have a Material Adverse Effect on the Borrower), and no event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default or default, exists, or, if such cannot be so certified, specifying in reasonable detail the exceptions, if any, to such statement. Such certificate shall be accompanied by a detailed calculation indicating compliance with the covenants contained in Sections 6.9,
7.12 and 7.13 hereof.

                  SECTION 5.5               CERTIFICATE OF ACCOUNTANTS.

                           At the same time as it delivers the financial
statements required under the provisions of Section 5.1 hereof, a certificate of the independent certified public accountants of the Borrower addressed specifically to both the Borrower and the Banks to the effect that during the course of their audit of the operations of the Borrower and its condition as of the end of the fiscal year, nothing has come to their attention which would indicate that a Default or an Event of Default hereunder has occurred or that there was any violation of the covenants of the Borrower contained in Section
6.9 or Article 7 of this Agreement, or, if such cannot be so certified, specifying in reasonable detail the exceptions, if any, to such statement.

                  SECTION 5.6               ACCOUNTANTS' REPORTS.

                           Promptly upon receipt thereof, copies of all other
reports, including, without limitation, all "management letters", submitted to the Borrower by its independent accountants in

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connection with any annual or interim audit or review of the books of the
Borrower made by such accountants.

                  SECTION 5.7               COPIES OF DOCUMENTS.

                           Promptly upon their becoming available, copies of
any: (i) financial statements, projections, non-routine reports, notices (other than routine correspondence), requests for waivers and proxy statements, in each case, delivered by the Borrower or any Guarantor to any lending institution other than the Banks; (ii) correspondence or notices received by the Borrower from any federal, state or local governmental authority that regulates the operations of the Borrower or any Guarantor, relating to an actual or threatened change or development that would be materially adverse to the Borrower or any Guarantor,; (iii) registration statements and any amendments and supplements thereto, and any regular and periodic reports, if any, filed by the Borrower or any Guarantor with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of the said Commission; (iv) letters of comment or correspondence sent to the Borrower or any Guarantor by any such securities exchange or such Commission in relation to the Borrower's filings under the Securities and Exchange Act of 1934; and (v) written reports submitted by the Borrower or any Guarantor by its independent accountants in connection with any annual or interim audit of the books of the Borrower or any Guarantor made by such accountants.

                  SECTION 5.8               NOTICES OF DEFAULTS.

                           Promptly, notice of the occurrence of any Default
or Event of Default, or any event that would constitute or cause a material adverse change in the condition, financial or otherwise, or the operations of the Borrower or any Guarantor.

                  SECTION 5.9               ERISA NOTICES AND REQUESTS.

                           Notice of each of the following within ten (10)
days after such event or occurrence:

                           (a)      any Loan Party or ERISA Affiliate knowing
that a Defined Contribution Plan has been terminated or partially terminated, together with a written statement by the appropriate chief financial officer setting forth the details of such event;

                           (b)      any Loan Party or ERISA Affiliate knowing
that a prohibited transaction (as defined in Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any Employee Benefit Plan, and a written statement by the appropriate chief financial officer setting forth the details of such transaction and the action taken with respect thereto;

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                           (c)      any increase in the benefits of any existing
Employee Benefit Plan or the establishment of any new Employee Benefit Plan or the commencement of contributions to any Employee Benefit Plan to which any Loan Party or ERISA Affiliate had not theretofore been contributing, together with a written notice of such occurrence;

                           (d)      receipt by any Loan Party or ERISA Affiliate
of any favorable or unfavorable determination letter from the IRS regarding the qualification of a Pension Plan under Section 401(a) of the Code, together with a copy of such letter;

                           (e)      the filing of an annual report (Form 5500
series), including Schedule B thereto, filed by any Loan Party or ERISA Affiliate with respect to an Employee Benefit Plan, together with a copy of such report; and

                           (f)      receipt by any Loan Party or ERISA Affiliate
of all correspondence with the PBGC, the Secretary of Labor of the United States of America or any representative of the IRS with respect to any Employee Benefit Plans, relating to an actual or threatened change or development which would be materially adverse to the Borrower or any ERISA Affiliate.

                  SECTION 5.10 ACCOUNTS RECEIVABLE AGING; FIELD AUDIT AND ADDITIONAL INFORMATION.

                           Such other information regarding the business,
affairs and condition of the Borrower and the Subsidiaries as the Banks may from time to time reasonably request, including, without limitation:

                           (a)  a report which shall be certified as true and
correct by the president or the chief financial officer of the Borrower and which shall be delivered not more than thirty (30) days after the end of each fiscal quarter, containing a detailed aged accounts receivable trial balance showing accounts receivable of the Borrower and the Subsidiaries (including, without limitation, accounts receivable with respect to both "rough" and "polished"), as of the last day of such fiscal quarter in the following categories: total balance; due future; due now; 30 days and over; 60 days and over; 90 days and over; and 120 days and over; and

                           (b)      No earlier than ninety (90) days after the
end of each fiscal year of the Borrower commencing with the end of the fiscal year ending May 31, 1997, a written commercial finance accounts receivable, collateral and systems audit, which audit shall be performed at the expense of the Borrower (as set forth in Section 6.2 hereof) by an auditor reasonably satisfactory to the Banks; provided, that the Banks shall use

                                      -45-


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their best efforts to limit the costs of such audit and such audit shall be performed in the Borrower's New York office.

                                      -46-


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         ARTICLE 6.   AFFIRMATIVE COVENANTS.

                  While the Commitments are outstanding, and, in the event any Loan remains outstanding, so long as the Borrower is indebted to either Bank, and until payment in full of the Notes and full and complete performance of all of its other obligations arising hereunder, the Borrower shall, and shall cause each Guarantor to:

                  SECTION 6.1               BOOKS AND RECORDS.

                           Keep proper books of record and account in a
manner reasonably satisfactory to the Banks in which full, true and correct entries shall be made of all dealings or transactions in relation to its business and activities.

                  SECTION 6.2               INSPECTIONS AND AUDITS.

                           Permit either Bank to make or cause to be made
inspections and audits of any books, records and papers of the Borrower and the Guarantors and to make extracts therefrom and copies thereof, or to make inspections and examinations of any properties and facilities of the Borrower and the Guarantors, on reasonable written notice, at all such reasonable times and as often as either Bank may reasonably require, in order to assure that the Borrower is and will be in compliance with its obligations under the Loan Documents or to evaluate each Bank's investment in the then outstanding Notes. The costs of such examinations and inspections shall be allocated as follows:
(a) so long as no Event of Default has occurred and is continuing, the cost of one such examination and inspection per calendar year shall be borne by the Borrower, it being understood that the audits referred to in subsection 5.10(b) hereof shall constitute such audit, and all other examinations and inspections which are made by either Bank during such calendar year shall be borne by the Banks, and (b) whenever an Event of Default exists hereunder, the costs of all examinations and audits shall be borne by the Borrower. Each Bank agrees to treat as confidential all nonpublic information furnished to it pursuant to the provisions of this Section 6.2 which has been designated in writing as confidential by an officer of the Borrower; provided that each Bank reserves the right to make such disclosure to (i) such Bank's directors, officers, employees, agents, attorneys and professional consultants, (ii) any other Bank, (iii) any Person to which such Bank offers to sell its Note or any part thereof or a participation in all or any part of such Note (as more fully set forth in subsection 9.13(e) hereof), (iv) any Federal or state regulatory authority having jurisdiction over such Bank, (v) any nationally recognized rating agency or (vi) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in order to comply with any law, rule, regulation or order applicable to such Bank, (b) in response to any subpoena

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or other legal process or informal investigative order, (c) in connection with any litigation to which such Bank is a party or (d) in order to protect such Bank's investment in its Note to the extent reasonably required in connection with the exercise of any remedy hereunder.

                  SECTION 6.3               MAINTENANCE AND REPAIRS.

                           Maintain in good repair, working order and condi-
tion, subject to normal wear and tear, all material properties and assets from time to time owned by it and used in or necessary for the operation of its business, and make all reasonable repairs, replacements, additions and improvements thereto.

                  SECTION 6.4               CONTINUANCE OF BUSINESS.

                           Do, or cause to be done, all things reasonably
necessary to preserve and keep in full force and effect its corporate existence and all permits, rights and privileges necessary for the proper conduct of its business and continue to engage in the same line of business and comply in all material respects with all applicable laws, regulations and orders.

                  SECTION 6.5               COPIES OF CORPORATE DOCUMENTS.

                           Subject to the prohibitions set forth in Section
7.11 hereof, promptly deliver to the Banks copies of any amendments or modifications to its and any Guarantor's certificate of incorporation and by-laws, certified with respect to the certificate of incorporation by the Secretary of State of its state of incorporation and, with respect to the by-laws, by the secretary or assistant secretary of such corporation.

                  SECTION 6.6               PERFORM OBLIGATIONS.

                           Pay and discharge all of its obligations and
liabilities, including, without limitation, all taxes, assessments and governmental charges upon its income and properties when due, unless and to the extent only that such obligations, liabilities, taxes, assessments and governmental charges shall be contested in good faith and by appropriate proceedings and that, to the extent required by GAAP then in effect, proper and adequate book reserves relating thereto are established by the Borrower, or, as the case may be, by the appropriate Guarantor, and then only to the extent that a bond is filed in cases where the filing of a bond is necessary to avoid the creation of a Lien against any of its properties.

                  SECTION 6.7               NOTICE OF LITIGATION.

                           Promptly notify the Banks in writing of any
litigation, legal proceeding or dispute, other than disputes in

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the ordinary course of business or, whether or not in the ordinary course of business, involving amounts in excess of Two Hundred Fifty Thousand ($250,000) Dollars, affecting the Borrower or any Guarantor, whether or not fully covered by insurance, and regardless of the subject matter thereof (excluding, however, any actions relating to workers' compensation claims or negligence claims relating to use of motor vehicles, if fully covered by insurance, subject to deductibles).

                  SECTION 6.8               INSURANCE.

                           (a)      (i)     Maintain with responsible insurance
companies rated A:XII or better by A.M. Best Company, Inc.; provided, however, that insurance coverage provided by Lloyd's of London shall be deemed to meet the requirements of this Section 6.8, such insurance on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses; and (ii) file with the Banks upon their request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby; and

                           (b)      Carry all insurance available through the
PBGC or any private insurance companies covering its obligations to the PBGC.

                  SECTION 6.9               FINANCIAL COVENANTS.

                           Have or maintain, on a consolidated basis with the
Subsidiaries, at all times:

                           (a)      A ratio of Current Assets to Current
Liabilities at not less than 2.50:1.00.

                           (b)      A ratio of Senior Debt to Tangible Net Worth
at not more than 1.50:1.00.

                           (c)      Annual Cash Flow as at the dates referred to
below at not less than the amount set forth below opposite the applicable date:

     DATE                                            MINIMUM ANNUAL CASH FLOW

May 31, 1996                                                 $2,000,000
November 30, 1996                                            $2,500,000
May 31, 1997                                                 $3,000,000
November 30, 1997                                            $4,000,000
May 31, 1998                                                 $5,000,000

For purposes of calculations made to determine compliance with this Section 6.9, "Project Indebtedness" (as such term is defined

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in the Senior Note Agreement, as in effect on the date hereof)
shall be excluded.

                  SECTION 6.10              NOTICE OF CERTAIN EVENTS.

                           Promptly notify the Banks in writing if the
Borrower or any other Loan Party receives: (a) any notice of any violation or administrative or judicial complaint or order having been filed or about to be filed against the Borrower or such other Loan Party alleging violations of any Environmental Law and Regulation, or (b) any notice from any governmental body or any other Person alleging that the Borrower or such other Loan Party is or may be subject to any Environmental Liability; and promptly upon receipt thereof, provide the Banks with a copy of such notice together with a statement of the action the Borrower or such other Loan Party intends to take with respect thereto.

                  SECTION 6.11              COMPLY WITH ERISA.

                           Materially comply with all applicable provisions
of ERISA and the Code now or hereafter in effect.

                  SECTION 6.12              ENVIRONMENTAL COMPLIANCE.

                           Operate all property owned, operated or leased by
it in compliance with all Environmental Laws and Regulations, such that no Environmental Liability arises under any Environmental Laws and Regulations, which results in a Lien on any property of the Borrower or any other Loan Party and which would have a Material Adverse Effect on the Borrower or any other Loan Party.

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         ARTICLE 7.   NEGATIVE COVENANTS.

                  While the Commitments are outstanding, and, in the event any Loan remains outstanding, so long as the Borrower is indebted to either Bank and until payment in full of the Notes and full and complete performance of all of its other obligations arising hereunder, the Borrower shall not and shall not permit any Guarantor to do, agree to do, or permit to be done, any of the following:

                  SECTION 7.1               INDEBTEDNESS.

                           Create, incur, permit to exist or have outstanding
any Indebtedness, except:

                           (a)      Indebtedness of the Borrower to the Banks
under this Agreement and the Notes;

                           (b)      (i)     Taxes, assessments and governmental
charges, in any case either not more than 90 days past due from the original due date thereof or not then due and delinquent, (ii) non-interest bearing accounts payable and accrued liabilities, in any case not more than 180 days past due from the original due date thereof (or with respect to clause (i) or (ii), which the Borrower or a Guarantor is contesting in good faith the amount or validity thereof by appropriate proceedings, and then only to the extent it has set aside on its books adequate reserves therefor), and (iii) non-interest bearing deferred liabilities other than for borrowed money (e.g., deferred compensation and deferred taxes), in each case incurred and continuing in the ordinary course of business;

                           (c)      Indebtedness secured by the security inter-
ests referred to in subsection 7.2(c) hereof and Capitalized Lease Obligations, in each case incurred only if, after giving effect thereto, the limit on Capital Expenditures set forth in Section 7.12 hereof would not be breached;

                           (d)      Indebtedness of the Borrower to the Senior
Noteholders under the Senior Note Agreement, as in effect on the date hereof;

                           (e)      Indebtedness of the Borrower in respect of
the Supplier Loan, as in effect on the date hereof;

                           (f)      Subordinated Debt (as defined in this
Agreement) of the Borrower and the Guarantors to the extent permitted to exist under subsection 7.3(b) of the Senior Note Agreement, as in effect on the date hereof;

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                           (g)      Current Debt (as defined in the Senior Note
Agreement, as in effect on the date hereof) to the extent permitted under subsection 7.3(c) thereof;

                           (h)      Consolidated Secured Debt (as defined in the
Senior Note Agreement, as in effect on the date hereof) to the extent permitted under subsection 7.3(d) thereof;

                           (i)      Indebtedness of any Guarantor to the extent
permitted under subsection 7.3(e) of the Senior Note Agreement, as in effect on the date hereof;

                           (j)      Project Indebtedness (as defined in the
Senior Note Agreement, as in effect on the date hereof) to the extent permitted under subsection 7.3(f) thereof; and

                           (k)      As set forth on Schedule 7.1 hereto.

                  SECTION 7.2               LIENS.

                           Create, or assume or permit to exist, any Lien on
any of the properties or assets of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, except:

                           (a)      Permitted Liens;

                           (b)      Purchase money mortgages or security
interests, conditional sale arrangements and other similar security interests, on motor vehicles and equipment acquired by the Borrower or any Subsidiary or any Guarantor (hereinafter referred to individually as a "PURCHASE MONEY SECURITY INTEREST") with the proceeds of the Indebtedness referred to in subsection 7.1(c) hereof; provided, however, that:

                                (i)       The transaction in which any Purchase
Money Security Interest is proposed to be created is not then prohibited by this Agreement;

                               (ii)       Any Purchase Money Security Interest
shall attach only to the property or asset acquired in such transaction and shall not extend to or cover any other assets or properties of the Borrower or, as the case may be, a Subsidiary or Guarantor;

                              (iii)       The Indebtedness secured or covered by
any Purchase Money Security Interest shall not exceed the lesser of the cost or fair market value of the property or asset acquired and shall not be renewed, extended or prepaid from the proceeds of any borrowing by the Borrower or any Subsidiary or any Guarantor; and

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                               (iv)  The aggregate amount of all Indebtedness
secured by Purchase Money Security Interests shall not at any time exceed $1,300,000;

                           (c)      The interests of the lessor under any Capi-
talized Lease permitted hereunder;

                           (d)      Liens to the extent permitted under
subsections 7.6(e) through 7.6(h) of the Senior Note Agreement, as in effect on the date hereof; and

                           (e)  As set forth on Schedule 7.2 hereto.

                  SECTION 7.3               GUARANTIES.

                           Except as set forth on Schedule 7.1 hereto and
except, with respect to the Guarantors, to the Guaranties, assume, endorse, be or become liable for, or guarantee, the obligations of any Person, except by the endorsement of negotiable instruments for deposit or collection in the ordinary course of business. For the purposes hereof, the term "guarantee" shall include any agreement, whether such agreement is on a contingency or otherwise, to purchase, repurchase or otherwise acquire Indebtedness of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another person to make payment of Indebtedness, or to make any payment (whether as an advance, capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with the Indebtedness of another Person, or to supply funds to or in any manner invest in another Person in connection with such Person's Indebtedness.

                  SECTION 7.4               MERGERS, ACQUISITIONS.

                           Except to the extent permitted under Section 7.8
of the Senior Note Agreement, as in effect on the date hereof, merge or consolidate with any Person (whether or not the Borrower or any Subsidiary or any Guarantor is the surviving entity), or acquire all or substantially all of the assets or any of the capital stock of any Person.

                  SECTION 7.5               REDEMPTIONS; DISTRIBUTIONS.

                           (a)      Purchase, redeem, retire or otherwise
acquire, directly or indirectly, or make any sinking fund payments with respect to, any shares of any class of stock of the Borrower or any Subsidiary or any Guarantor now or hereafter outstanding or set apart any sum for any such purpose; or

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



                           (b)      Declare or pay any dividends or make any
distribution of any kind on the Borrower's or any Subsidiary's outstanding stock, or set aside any sum for any such purpose, except that the Borrower or a Guarantor may declare or pay any dividend payable solely in shares of its common stock.

                  SECTION 7.6               CHANGES IN BUSINESS.

                           Except to the extent permitted under subsection
7.8(b) of the Senior Note Agreement, as in effect on the date hereof, make any material change in its business, or in the nature of its operation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of any of its property, assets or business except in the ordinary course of business and for a fair consideration or discount, sell, pledge, hypothecate or otherwise dispose of accounts receivable.

                  SECTION 7.7    PREPAYMENTS.

                           Make any voluntary or optional prepayment of any
Indebtedness for borrowed money incurred or permitted to exist under the terms of this Agreement, other than Indebtedness evidenced by the Notes or prepayments made with the proceeds derived from the issuance of equity of the Borrower.

                  SECTION 7.8               INVESTMENTS.

                           Make, or suffer to exist, any Investment in any
Person, including, without limitation, any shareholder, director, officer or employee of the Borrower, except:

                           (a)      Investments in:

                                (i)  obligations issued or guaranteed by the
United States of America;

                               (ii)  certificates of deposit, bankers accep-
tances and other "money market instruments" issued by any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000;

                              (iii)  open market commercial paper bearing the
highest credit rating issued by Standard & Poor's Corporation or by another nationally recognized credit rating agency;

                               (iv)  repurchase agreements entered into with
any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000 relating to United States of America government obligations; and

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                                    (v)     shares of "money market funds", each
having net assets of not less than $100,000,000;

in each case maturing or being due or payable in full not more than one (1) year after the Borrower's acquisition thereof;

                           (b)      Investments in the form of loans or advances
in the ordinary and usual course of business to employees of the Borrower or any Guarantor (including moving expenses incurred in connection with such employee's relocation), provided that such expenses are incidental to carrying on the business of the Borrower or any Guarantor and the outstanding principal amount of all such loans to any one employee shall at no time exceed $100,000 and the aggregate outstanding principal amount of all such loans shall at no time exceed $500,000; and

                           (c)      Investments to the extent permitted under
subsection 7.9(i) of the Senior Note Agreement, as in effect on the date hereof.

                  SECTION 7.9               FISCAL YEAR.

                           Change its fiscal year.

                  SECTION 7.10              ERISA OBLIGATIONS.

                           (a)      Permit the occurrence of a termination or
partial termination of a Defined Contribution Plan which would result in a liability to any Loan Party or ERISA Affiliate in excess of $500,000; or

                           (b)      Engage, or permit any Loan Party or ERISA
Affiliate to engage, in any prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code, for which a civil penalty pursuant to Section 502(i) of ERISA or a tax pursuant to Section 4975 of the Code in excess of $500,000 is imposed; or

                           (c)      Engage or permit any Loan Party or ERISA
Affiliate to engage, in any breach of fiduciary duty under Part 4 of Title I of ERISA for which twenty (20%) percent of the applicable recovery amount under
Section 502(l) of ERISA could exceed $500,000; or

                           (d)      Permit the establishment of any Employee
Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to any Loan Party or ERISA Affiliate or increase the obligation of any Loan Party or ERISA Affiliate to a Multiemployer Plan which liability or increase, individually or together with all similar liabilities and increases, is material to any Loan Party or ERISA Affiliate; or

                           (e)      Fail, or permit any Loan Party or ERISA
Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with the provisions of ERISA, the Code and all other applicable laws and the regulations and interpretations thereof which liability individually or together with all similar liabilities is material to any Loan Party or ERISA Affiliate.

                  SECTION 7.11              AMENDMENTS AND WAIVERS OF DOCUMENTS.

                           (a)      Modify, amend, supplement or terminate, or
agree to modify, amend, supplement or terminate, its certificate of incorporation or by-laws, the Senior Note Agreement, or the documents and instruments covering or evidencing the Supplier Loan, in any manner; provided, however, that: (i) the Borrower or any Guarantor may from time to time modify, amend or supplement or agree to modify, amend or supplement its certificate of incorporation or its by-laws if, but only if, any such modification, amendment or supplement would not have a Material Adverse Effect on the Borrower or any Guarantor; and (ii) the Borrower may modify, amend or supplement the Senior Note Agreement or the documents and instruments covering or evidencing the Supplier Loan if any such modification, amendment, or supplement does not have the effect of: (i) imposing any additional or increased restrictions or limitations on the interests, rights or powers of the Borrower under the Senior Note Agreement or the documents and instruments covering or evidencing the Supplier Loan, including, without limitation, any increase in the rate of interest payable on all or any portion of the Indebtedness covered or evidenced thereby or any shortening of the maturity of all or any portion of the principal of such Indebtedness; or (ii) adversely affecting or imposing any additional or increased limitations or restrictions on the interests, rights or powers of the Banks under this Agreement or any of the other Loan Documents, and provided further, however, that not less than ten (10) days prior to the execution of any such modification, amendment, or supplement, the Borrower shall give each Bank written notice thereof.

                           (b)      Notwithstanding anything to the contrary
contained in this Section 7.11 or in this Agreement, in the event that:

                                    (i)   the Borrower enters into modification,
amendment, or supplement of the Senior Note Agreement, the effect of which would be that one or more covenants or events of default contained therein would be less restrictive on the Borrower than under the Senior Note Agreement as in effect on the date hereof, or

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                               (ii)      a waiver or consent is issued under the
Senior Note Agreement in favor of the Borrower, the effect of which would be that one or more covenants or events of default under the Senior Note Agreement, as in effect on the date hereof, would be waived or consented to, then, to the extent that this Agreement contains a cross-default provision relating to such covenant(s) or event(s) of default or incorporates by reference such covenant(s) or event(s) of default, such modification, amendment, or supplement or waiver or consent would not, unless agreed to in writing by the Banks, be effective for the purposes of such cross-default or incorporation by reference, and such covenant(s) and/or event(s) of default would be deemed for such purposes to be as in effect on the date hereof.

                  SECTION 7.12              CAPITAL EXPENDITURES.

                           Make or be or become obligated to make Capital
Expenditures if, after giving effect thereto, the aggregate amount of all such expenditures during any fiscal year would exceed One Million Three Hundred Thousand ($1,300,000) Dollars.

                  SECTION 7.13              RENTAL OBLIGATIONS.

                           Enter into, or permit to remain in effect, any
Lease (other than Capitalized Leases that are governed by Section 7.12 hereof), if, after giving effect thereto, the aggregate amount of all rentals and other obligations, including, without limitation, all percentage rents and additional rent, due from the Borrower thereunder would exceed five (5%) percent of the Borrower's Tangible Net Worth during any fiscal year.

             SECTION 7.14   USE OF CASH.

                       Use, or permit to be used, in any manner or to any extent, any of the Borrower's Cash for the benefit of any Person, except: (a) in connection with the payment or prepayment of expenses (other than Capital Expenditures) directly incurred for the benefit of the Borrower in the maintenance and operation of its business, in each case only in the ordinary course of its business, (b) for Capital Expenditures permitted by Section 7.12 hereof, (c) for the payment (but not prepayment, except to the extent permitted by this Agreement) of scheduled, required payments of principal and interest on Indebtedness of the Borrower permitted to exist hereunder, and (d) for uses that are otherwise specifically permitted by this Agreement.

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                  SECTION 7.15              MANAGEMENT FEES.

                           Pay, or be or become obligated to pay, any Manage-
ment Fees to any Person, or any interest on any deferred obligation therefor, including, without limitation, to any shareholder, director, officer or employee of the Borrower.

                  SECTION 7.16              TRANSACTIONS WITH AFFILIATES.

                           Except as expressly permitted by this Agreement,
directly or indirectly: (a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any assets to an Affiliate; (c) merge into or consolidate with or purchase or acquire assets from an Affiliate; or (d) enter into any other transaction directly or indirectly with or for the benefit of any Affiliate (including, without limitation, guarantees and assumptions of obligations of an Affiliate); provided, however, that: (i) payments on Investments expressly permitted by Section 7.8 hereof may be made,
(ii) any Affiliate who is a natural person may serve as an employee or director of the Borrower and receive reasonable compensation for his services in such capacity, and (iii) the Borrower may enter into any transaction with an Affiliate providing for the leasing of property, the rendering or receipt of services or the purchase or sale of product, inventory and other assets in the ordinary course of business if the monetary or business consideration arising therefrom would be substantially as advantageous to the Borrower as the monetary or business consideration that would obtain in a comparable arm's length transaction with a Person not an Affiliate.

                  SECTION 7.17              HAZARDOUS MATERIAL.

                           (a)      To the extent such is within the Borrower's
control, cause or permit:

                                    (i) any Hazardous Material to be placed,
held, located or disposed of, on, under or at the real property used by the Borrower in the operations of its business or any part thereof, except for such Hazardous Materials that are necessary or desirable for the Borrower's or any tenant's operation of its business thereon and which shall be used, stored, treated and disposed of in compliance in all material respects with all applicable Environmental Laws and Regulations; or

                                    (ii) such real property or any part thereof
to be used as a collection, storage, treatment or disposal site for any Hazardous Material.

                           (b)     The Borrower acknowledges and agrees that the
Banks shall have no liability or responsibility for either:

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                                (i)     damage, loss or injury to human health,
the environment or natural resources caused by the presence, disposal, release or threatened release of Hazardous Materials on any part of such real property; or

                               (ii)     abatement and/or clean-up required under
any applicable Environmental Laws and Regulations for a release, threatened release or disposal of any Hazardous Materials located at such real property or used by or in connection with the Borrower's or any such tenant's business.

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         ARTICLE 8.   EVENTS OF DEFAULT.

                  If any one or more of the following events ("EVENTS OF DEFAULT") shall occur and be continuing, the Commitments shall terminate and the entire unpaid balance of the principal of and interest on the Notes outstanding and all other obligations and Indebtedness of the Borrower to the Banks arising hereunder and under the other Loan Documents shall immediately become due and payable upon written notice to that effect given to the Borrower by the Banks (except that in the case of the occurrence of any Event of Default described in Section 8.6 no such notice shall be required), without presentment or demand for payment, notice of non-payment, protest or further notice or demand of any kind, all of which are expressly waived by the Borrower:

                  SECTION 8.1               PAYMENTS.

                           Failure to make any payment or mandatory prepay-
ment of principal or interest upon either Note or to make any payment of any Fee when due; or

                  SECTION 8.2               CERTAIN COVENANTS.

                           (a)  Failure to perform or observe any of the
agreements of the Borrower or any Guarantor contained in Article
7 hereof; or

                           (b)  Failure to perform or observe any of the
covenants of the Borrower or the Guarantor contained in Section 6.9 hereof; provided, however, if on any date (the "COMPLIANCE DATE") not later than 30 days after the earlier of (i) delivery by the Banks to the Borrower of a notice with respect to such default, or (ii) the date on which the Borrower first obtains actual knowledge of any such default, there shall have been contributed to the capital of the Borrower and/or the Guarantors a sum in Cash in immediately available funds (and as evidenced by such written instruments or documents as shall be reasonably satisfactory to the Banks), in an amount which after giving effect thereto would enable the Borrower and the Guarantors to meet the requirements as in effect on the Compliance Date of the covenant giving rise to the default, then no Event of Default shall be deemed to have occurred under this subsection 8.2(b) with respect to such default without any further action by the Banks; or

                  SECTION 8.3               OTHER COVENANTS.

                           (a)     Failure by the Borrower to perform or observe
any other term, condition or covenant of this Agreement or of any of the other Loan Documents to which it is a party, which shall remain unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Banks; or

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                           (b)      Failure by any Loan Party other than the
Borrower to perform or observe any term, condition or covenant of any of the Loan Documents to which it or he is a party, which shall remain unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Bank; or

                  SECTION 8.4               OTHER DEFAULTS.

                           (a)      Failure to perform or observe any term,
condition or covenant of any bond, note, debenture, loan agreement, indenture, guaranty, trust agreement, mortgage or similar instrument to which the Borrower is a party or by which it is bound, or by which any of its properties or assets may be affected including, without limitation, the Senior Note Agreement and the instruments and documents covering or evidencing the Supplier Loan (each, a "DEBT INSTRUMENT"), so that, as a result of any such failure to perform, the Indebtedness included therein or secured or covered thereby has been declared due and payable prior to the date on which such Indebtedness would otherwise become due and payable and the aggregate amount of all such Indebtedness (exclusive of Indebtedness covered by the Senior Note Agreement), whether covered by one or more Debt Instruments, is not less than $1,000,000; or

                           (b)      Any event or condition referred to in any
Debt Instrument shall occur or fail to occur, so that, as a result thereof, the Indebtedness included therein or secured or covered thereby has been declared due and payable prior to the date on which such Indebtedness would otherwise become due and payable and the aggregate amount of all such Indebtedness (exclusive of Indebtedness covered by the Senior Note Agreement), whether covered by one or more Debt Instruments, is not less than $1,000,000; or

                           (c)      Failure to pay any Indebtedness for borrowed
money due at final maturity or pursuant to demand under any Debt Instrument and the aggregate amount of all such Indebtedness (exclusive of Indebtedness covered by the Senior Note Agreement), whether covered by one or more Debt Instruments, is not less than $1,000,000;

                  SECTION 8.5               REPRESENTATIONS AND WARRANTIES.

                           Any representation or warranty made in writing to
either of the Banks in any of the Loan Documents or in connection with the making of the Loans, or any certificate, statement or report made or delivered in compliance with this Agreement, shall have been false or misleading in any material respect when made or delivered; or

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                  SECTION 8.6               BANKRUPTCY.

                           (a)      The Borrower or any Guarantor shall make an
assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent, petition or apply to any tribunal for the appointment of a receiver, custodian, or any trustee for it or a substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or the Borrower or any Guarantor shall take any corporate action to authorize any of the foregoing actions; or there shall have been filed any such petition or application, or any such proceeding shall have been commenced against it, that remains undismissed for a period of sixty (60) days or more; or any order for relief shall be entered in any such proceeding; or the Borrower or any Guarantor by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its properties, or shall suffer any custodianship, receivership or trusteeship to continue undischarged for a period of sixty (60) days or more; or

                           (b)     The Borrower or any Guarantor shall generally
not pay its debts as such debts become due; or

                           (c)     The Borrower or any Guarantor shall have
concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property that may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its property through legal proceedings or distraint that is not vacated within sixty
(60) days from the date thereof; or

                  SECTION 8.7               JUDGMENTS.

                           Any judgment against the Borrower or any
attachment, levy or execution against any of its properties for any amount in excess of $500,000 shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of sixty (60) days or more; or

                  SECTION 8.8               ERISA.

                           (a)      The termination of any Plan or the institu-
tion by the PBGC of proceedings for the involuntary termination

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



of any Plan, in either case, by reason of, or that results or could result in, a "material accumulated funding deficiency" under Section 412 of the Code; or

                           (b)      Failure by the Borrower to make required
contributions, in accordance with the applicable provisions of ERISA, to each of the Plans hereafter established or assumed by it; or

                  SECTION 8.9               OWNERSHIP OF STOCK OF THE BORROWER.

                           The acquisition, through purchase or otherwise
(including the agreement to act in concert without more) by any Person or group of Persons acting in concert (other than the Tempelsman Group), directly or indirectly, in one or more transactions, of beneficial ownership or control of securities representing, at such time or from time to time, combined voting power of the Company's Voting Stock in excess of the combined voting power of the Company's Voting Stock held by the Tempelsman Group, or (b) the holding by the Tempelsman Group of less than 40% of the combined Voting Power of the Borrower's Voting Stock; provided, however, that if the Tempelsman Group holds less than 50% but 40% or more of the combined voting power of the Company's Voting Stock, an Event of Default shall be deemed to have occurred unless Maurice Tempelsman and Leon Tempelsman enter into non-competition agreements with the Borrower in form reasonably satisfactory to the Banks. For purposes of this Section 8.9, "beneficial ownership" shall have the meaning set forth in Rule 13d-3 under the Securities and Exchange Act of 1934; or

                  SECTION 8.10              KEY EXECUTIVE MANAGEMENT.

                           All of Maurice Tempelsman, Leon Tempelsman,
Sheldon L. Ginsberg, Robert Speisman and James L. Barnes (collectively "KEY EXECUTIVE MANAGEMENT") shall cease for any reason whatsoever, including, without limitation, death or disability (as such disability shall be determined in the sole and reasonable judgment of the Banks) to be and continuously perform their respective duties as executive officers or significant employees of the Borrower or, if such cessation shall occur as a result of the death or such disability, one or more successors satisfactory to the Banks, in their sole and reasonable discretion, shall not have become and shall not have commenced to perform the duties of Key Executive Management within thirty (30) days after such cessation; provided, however, that if any satisfactory successor shall have been so elected and shall have commenced performance of such duties within such period, the name of such successor or successors shall be deemed to have been inserted in place of such Key Executive Management in this Section 8.10; or

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



                  SECTION 8.11              ADDITIONAL GUARANTORS.

                           Any Wholly-Owned Subsidiary which, after the date
hereof, is, or becomes, actively engaged in business, fails to execute and deliver to the Banks a Guaranty substantially in the form of the Guaranties executed and delivered to the Banks by the Guarantors.

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



         ARTICLE 9.   MISCELLANEOUS PROVISIONS.

                  SECTION 9.1               FEES AND EXPENSES; INDEMNITY.

                           The Borrower will promptly pay all costs of the
Banks in preparing the Loan Documents and all costs and expenses of the issue of the Notes and of the Borrower's and the other Loan Parties' performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with, and the reasonable fees and expenses and disburse-ments of counsel to the Banks in connection with the preparation, execution and delivery, and in cases following a default or following a request for waiver, the enforcement, administration, and interpretation of this Agreement, the other Loan Documents and all other agreements, instruments and documents relating to this transaction, the consummation of the transactions contemplated by all such documents, the preservation of all rights of the Banks, the negotiation, preparation, execution and delivery of any amendment, modification or supplement of or to, or any consent or waiver under, any such document (or any such instrument that is proposed but not executed and delivered) and with any claim or action threatened, made or brought against either Bank arising out of or relating to any extent to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby (other than a claim or action resulting from the gross negligence, willful misconduct, or intentional violation of law by the Banks). In addition, the Borrower will promptly pay all costs and expenses (including, without limitation, reasonable fees and disbursements of counsel) suffered or incurred by each Bank in connection with its enforcement of the payment of the Notes held by it or any other sum due to it under this Agreement or any of the other Loan Documents or any of its other rights hereunder or thereunder. In addition to the foregoing, the Borrower shall indemnify each Bank and each of their respective directors, officers, employees, attorneys, agents and Affiliates against, and hold each of them harmless from, any loss, liabilities, damages, claims, costs and expenses (including reasonable attorneys' fees and disbursements) suffered or incurred by any of them arising out of, resulting from or in any manner connected with, the execution, delivery and performance of each of the Loan Documents, the Loans and any and all transactions related to or consummated in connection with the Loans (other than as a result of the gross negligence, willful misconduct or intentional violation of law by the Banks), including, without limitation, losses, liabilities, damages, claims, costs and expenses suffered or incurred by either Bank or any of their respective directors, officers, employees, attorneys, agents or Affiliates arising out of or related to any Environmental Liability or Environmental Proceeding, or in investigating, preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative

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



proceeding or investigation under any federal securities law or any other statute of any jurisdiction, or any regulation, or at common law or otherwise against the Banks or any of their officers, directors, affiliates, agents or Affiliates. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrower to the Banks hereunder or at common law or otherwise. The provisions of this Section 9.1 shall survive the payment of the Notes and the termination of this Agreement.

                  SECTION 9.2               TAXES.

                           If, under any law in effect on the date of the
closing of any Loan hereunder, or under any retroactive provision of any law subsequently enacted, it shall be determined that any Federal, state or local tax is payable in respect of the issuance of any Note, or in connection with the filing or recording of any assignments, mortgages, financing statements, or other documents (whether measured by the amount of Indebtedness secured or otherwise) as contemplated by this Agreement, then the Borrower will pay any such tax and all interest and penalties, if any, and will indemnify the Banks against and save each of them harmless from any loss or damage resulting from or arising out of the nonpayment or delay in payment of any such tax. If any such tax or taxes shall be assessed or levied against either Bank or any other holder of a Note, such Bank, or such other holder, as the case may be, may notify the Borrower and make immediate payment thereof, together with interest or penalties in connection therewith, and shall thereupon be entitled to and shall receive immediate reimbursement therefor from the Borrower. Notwithstanding any other provision contained in this Agreement, the covenants and agreements of the Borrower in this Section 9.2 shall survive payment of the Notes and the termination of this Agreement.

                  SECTION 9.3               PAYMENTS.

                           As set forth in Article 2 hereof, all payments by
the Borrower on account of principal, interest, fees and other charges (including any indemnities) shall be made to the Banks in lawful money of the United States of America in immediately available funds, by wire transfer or otherwise, not later than 2:00 p.m. New York City time on the date such payment is due. Any such payment made on such date but after such time shall, if the amount paid bears interest, be deemed to have been made on, and interest shall continue to accrue and be payable thereon until, the next succeeding Business Day. If any payment of principal or interest becomes due on a day other than a Business Day, such payment may be made on the next succeeding Business Day and such extension shall be included in computing interest in connection with such payment. All payments hereunder and under the Notes shall be made without set-off or counterclaim and in such amounts

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



as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Agreement and the Notes (after withholding for or on account of: (i) any present or future taxes, levies, imposts, duties or other similar charges of whatever nature imposed by any government or any political subdivision or taxing authority thereof, other than any tax (except those referred to in clause (ii) below) on or measured by the net income of the Bank to which any such payment is due pursuant to applicable federal, state and local income tax laws, and (ii) deduction of amounts equal to the taxes on or measured by the net income of such Bank payable by such Bank with respect to the amount by which the payments required to be made under this sentence exceed the amounts otherwise specified to be paid in this Agreement and the Notes). Upon payment in full of any Note, the Bank holding such Note shall mark the Note "Paid" and return it to the Borrower.

                  SECTION 9.4 SURVIVAL OF AGREEMENTS AND REPRESENTATIONS; CONSTRUCTION.

                           All agreements, representations and warranties
made herein shall survive the delivery of this Agreement and the Notes. The headings used in this Agreement and the table of contents are for convenience only and shall not be deemed to constitute a part hereof. All uses herein of the masculine gender or of singular or plural terms shall be deemed to include uses of the feminine or neuter gender, or plural or singular terms, as the context may require.

                  SECTION 9.5               LIEN ON AND SET-OFF OF DEPOSITS.

                           As security for the due payment and performance of
all the Obligations, the Borrower hereby grants to the Banks a Lien on any and all deposits or other sums at any time credited by or due from either Bank to the Borrower, whether in regular or special depository accounts or otherwise, and any and all monies, securities and other property of the Borrower, and the proceeds thereof, now or hereafter held or received by or in transit to either Bank from or for the Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any such deposits, sums, monies, securities and other property, may at any time after the occurrence and during the continuance of any Event of Default be set-off, appropriated and applied by either Bank against any of the Obligations, whether or not any of such Obligations is then due or is secured by any collateral.

                  SECTION 9.6 MODIFICATIONS, CONSENTS AND WAIVERS; ENTIRE AGREEMENT.

                           No modification, amendment or waiver of or with
respect to any provision of this Agreement, any Notes or any of the other Loan Documents and all other agreements, instruments

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



and documents delivered pursuant hereto or thereto, nor consent to any departure by the Borrower from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and signed by each Bank. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on the Borrower in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances. This Agreement and the other Loan Documents embody the entire agreement and understanding among the Banks and the Borrower and supersede all prior agreements and understandings relating to the subject matter hereof.

                  SECTION 9.7               REMEDIES CUMULATIVE; COUNTERCLAIMS.

                           Each and every right granted to the Banks
hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of either Bank or the holder of any Note to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or future exercise thereof or the exercise of any other right. The due payment and performance of the Obligations shall be without regard to any counterclaim, right of offset or any other claim whatsoever that the Borrower may have against either Bank and without regard to any other obligation of any nature whatsoever that either Bank may have to the Borrower, and no such counterclaim or offset shall be asserted by the Borrower (unless such counterclaim or offset would, under applicable law, be permanently and irrevocably lost if not brought in such action) in any action, suit or proceeding instituted by either Bank for payment or performance of the Obligations .

                  SECTION 9.8               FURTHER ASSURANCES.

                           At any time and from time to time, upon the
request of the Banks, the Borrower shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the Banks may reasonably request in order to fully effect the purposes of this Agreement, the other Loan Documents and any other agreements, instruments and documents delivered pursuant hereto or in connection with the Loans.

                  SECTION 9.9               NOTICES.

                           All notices, requests, reports and other communi-
cations pursuant to this Agreement shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by certified mail, return receipt requested, except for routine reports delivered in compliance with Article 5 hereof which may

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
be sent by ordinary first-class mail) or telegram or telecopy, addressed as follows:

                           (a)      If to the Borrower:

                                    Lazare Kaplan International Inc.
                                    529 Fifth Avenue
                                    New York, New York 10017
                                    Attention:  Executive Vice President and
                                                Chief Financial Officer
                                    Telecopier No.: (212) 972-8561

                                    with a copy to:

                                    Warshaw Burstein Cohen Schlesinger
                                     & Kuh, LLP
                                    555 Fifth Avenue
                                    New York, New York 10017
                                    Attention:  Frederick R. Cummings, Jr., Esq.
                                    Telecopier No.: (212) 972-9150

                           (b)      If to either Bank:

                                    To its address set forth below its
                                    name on the signature pages hereof

                                    with a copy (other than in the case of
                                    Borrowing Notices and reports and other
                                    documents delivered in compliance with
                                    Article 5 hereof) to:

                                    Winston & Strawn
                                    MetLife Building
                                    200 Park Avenue
                                    New York, New York 10166-4193
                                    Attention:  Richard S. Talesnick, Esq.
                                    Telecopier No.: (212) 294-4700

Any notice, request, demand or other communication hereunder shall be deemed to have been given on: (x) the day on which it is telecopied to such party at its telecopier number specified above (provided such notice shall be effective only if followed by one of the other methods of delivery set forth herein) or delivered by receipted hand or such commercial messenger service to such party at its address specified above, or (y) on the third Business Day after the day deposited in the mail, postage prepaid, if sent by mail, or (z) on the day it is delivered to the telegraph company, addressed as aforesaid, if sent by telegraph. Any party hereto may change the Person, address or telecopier number to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however,

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



that any such notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

                  SECTION 9.10              COUNTERPARTS.

                           This Agreement may be signed in any number of
counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  SECTION 9.11              SEVERABILITY.

                           The provisions of this Agreement are severable,
and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Agreement is independent and compliance by the Borrower with any of them shall not excuse non-compliance by the Borrower with any other. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

                  SECTION 9.12 BINDING EFFECT; NO ASSIGNMENT OR DELEGATION BY BORROWER.

                           This Agreement shall be binding upon and inure to
the benefit of the Borrower and its successors and to the benefit of the Banks and their respective successors and assigns. The rights and obligations of the Borrower under this Agreement shall not be assigned or delegated without the prior written consent of the Banks, and any purported assignment or delegation without such consent shall be void.

                  SECTION 9.13          ASSIGNMENTS AND PARTICIPATIONS BY BANKS.

                           (a)      Each Bank may assign to one or more Banks or
other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Loans owing to it, and the Note or Notes held by it); provided, however, that: (i) the parties to such assignment shall execute and deliver to the Bank not a party thereto an Assignment and Acceptance, (ii) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Bank's rights and obligations under this Agreement,

(iii) the amount of the Commitment of the assigning Bank being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $3,000,000 and shall be an integral multiple of $1,000,000, and (iv) each such assignment shall be to an Eligible Assignee or a domestic Affiliate of either Bank. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof: (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (y) the Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto). With respect to any Assignment and Acceptance, the Bank Assignor thereunder shall not be released from any claims or liabilities arising out of actions taken by such Bank in respect of the Loan Documents prior to the execution, delivery, acceptance and recording of and prior to the effective date specified in, each such Assignment and Acceptance.

                           (b)     By executing and delivering an Assignment and
Acceptance, the Bank assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon such assigning Bank or the other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this

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



Agreement; (v) such assignee confirms that it is an Eligible Assignee; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

                           (c)      Upon its execution of an Assignment and
Acceptance, the assigning Bank shall give prompt notice thereof to the Borrower. Within five (5) Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Eligible Assignee in exchange for the surrendered Note a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by the Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained a Commitment hereunder, deliver to the assigning Bank a new Note to its order in an amount equal to the Commitment retained by it hereunder. Such new Note(s) shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto.

                           (d)      Each Bank may, without the prior consent of
the other Bank or the Borrower, sell participations to one or more Banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Loans owing to it, and the Note held by it); provided, however, that: (i) such Bank's obligations under this Agreement (including, without limitation, its Commitment hereunder) shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) such Bank shall remain the holder of any such Note for all purposes of this Agreement, and the Borrower and the other Bank shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, and such Bank shall retain the sole right to enforce the obligations of the Borrower relating to the Loans and to approve any amendment, modification or waiver of any provision of this Agreement.

                           (e)      Either Bank may, in connection with any
assignment or participation or proposed assignment or participation pursuant to this Section 9.13, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Bank by or on behalf of the Borrower; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to the Borrower received by it from such Bank.

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                           (f)     Anything in this Section 9.13 to the contrary
notwithstanding, either Bank may assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank (and its transferees) as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Bank from its obligations hereunder.

                  SECTION 9.14              CONFIDENTIALITY.

                           In handling any information provided under this
Agreement by the Borrower, each of the Banks and their respective officers, agents, attorneys, accountants or designees shall exercise the same degree of care that such Person exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received except that disclosure of such information may be made as set forth in Section 6.2 hereof.

                  SECTION 9.15 GOVERNING LAW; CONSENT TO JURISDICTION;
                               WAIVER OF TRIAL BY JURY.

                           (A)      THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND
ALL OTHER DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH AND THEREWITH, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS.

                           (B)      THE BORROWER IRREVOCABLY CONSENTS THAT ANY
LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT, AND EACH OTHER LOAN DOCUMENT MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE BORROWER, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO ANY SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN SECTION 9.9 HEREOF. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. THE BORROWER SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK. NOTHING IN THIS SECTION 9.15 SHALL AFFECT OR

IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF ANY BANK TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

                           (C)      EACH OF THE BORROWER AND THE BANKS WAIVES
TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF, THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT, OR THE VALIDITY, PERFECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

                                               LAZARE KAPLAN INTERNATIONAL INC.

                                               By      SHELDON L. GINSBERG
                                                 _______________________________
                                               Title    EXEC. V.P. & C.F.O.

COMMITMENT:

$16,500,000                                    FLEET BANK, N.A.

                                               BY         Karen A. Purelis
                                                 -------------------------------
                                                          Karen A. Purelis,
                                                          Vice President

                                               Lending Office for Prime Rate
                                               Loans, LIBOR Loans and Designated
                                               Rate Loans:

                                               1133 Avenue of the Americas
                                               New York, New York  10036

                                               Attention:  Karen A. Purelis
                                                           Vice President

                                               Address for Notices:

                                               Fleet Bank, N.A.
                                               1133 Avenue of the Americas
                                               New York, New York  10036

                                               Attention:  Karen A. Purelis
                                                           Vice President

                                               Telex:  232369
                                               Answer-Back Code:  NBNA UR
                                               Telecopier:  (212) 703-1824

COMMITMENT:

$11,000,000                                    BANK LEUMI TRUST COMPANY OF
                                                 NEW YORK

                                               BY       Jeff Pfeffer
                                                 -------------------------------
                                                        Jeff Pfeffer
                                                        Senior Vice President

                                               BY       Ivan Feldman
                                                 -------------------------------
                                                        Ivan Feldman
                                                        Assistant Vice President

                                               Lending Office for Prime Rate
                                               Loans; LIBOR Loans and Designated
                                               Rate Loans:

                                               579 Fifth Avenue
                                               New York, New York 10017

                                               Attention:  Ivan Feldman
                                                           Assistant Vice
                                                             President

                                               Address for Notices:

                                               579 Fifth Avenue
                                               New York, New York 10017

                                               Attention:  Ivan Feldman
                                                           Assistant Vice
                                                             President

                                               Telecopier:  (212) 407-4482

                        EXHIBITS, SCHEDULES AND ANNEX TO
                                 LOAN AGREEMENT
                                  BY AND AMONG
                        LAZARE KAPLAN INTERNATIONAL INC.,
                              FLEET BANK, N.A. AND
                      BANK LEUMI TRUST COMPANY OF NEW YORK

EXHIBITS

   A              Form of Note

   B              Form of Assignment and Acceptance

   C              Form of No Default Certificate

SCHEDULES

  3.1(a)          States of Incorporation and Qualification, and
                  Capitalization and Ownership of Stock, of Borrower and Guarantors

  3.1(b)          Subsidiaries of Borrower and each Guarantor

  3.2             Consents, Waivers, Approvals; Violation of Agreements

  3.6             Judgments, Actions, Proceedings

  3.7             Defaults; Compliance with Laws, Regulations, Agreements

  3.8             Burdensome Documents

  3.11            Patents, Trademarks, Trade Names, Service Marks,
                  Copyrights

  3.13            Name Changes, Mergers, Acquisitions

  3.18            ERISA

  7.1             Permitted Indebtedness and Guaranties

  7.2             Permitted Security Interests, Liens and Encumbrances


ANNEX

  I               Names and State/Country of Organization of Guarantors

                                    EXHIBIT A
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        LAZARE KAPLAN INTERNATIONAL INC.,
                              FLEET BANK, N.A. AND
                      BANK LEUMI TRUST COMPANY OF NEW YORK

                                  FORM OF NOTE

$__________                                                   New York, New York
                                                              ____________, 1996

         FOR VALUE RECEIVED, the undersigned LAZARE KAPLAN INTERNATIONAL INC., a Delaware corporation (the "BORROWER"), hereby promises to pay to the order of ______________________ (the "BANK") on the Maturity Date (as defined in the Loan Agreement dated the date hereof between the Borrower, _________________________ and the Bank (as such Loan Agreement may be amended, modified or supplemented, the "LOAN AGREEMENT")), the lesser of (i) the principal sum of __________________________ Dollars ($____________), or (ii) the aggregate unpaid principal amount of the Loans (as defined in the Loan Agreement) made by the Bank to the Borrower pursuant to the Loan Agreement, and to pay interest on the unpaid principal amount of each Loan from the date thereof at the rates per annum and for the periods set forth in or established by the Loan Agreement and calculated as provided therein.

         All indebtedness outstanding under this Note shall bear interest (computed in the same manner as interest on this Note prior to the relevant due date) at the applicable Post-Default Rate (as such term is defined in the Loan Agreement) for all periods when an Event of Default has occurred and is continuing, commencing on the occurrence of such Event of Default until such Event of Default has been cured or waived as acknowledged in writing by the Bank, and all of such interest shall be payable on demand.

         Anything herein to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Bank to the extent that the Bank's receipt thereof would not be permissible under the law or laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrower to the Bank on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank.

         Payment of both principal and interest on this Note are to be made at the office of the Bank at ___________________________, or such other place as the holder hereof shall designate to the Borrower in writing, in lawful money of the United States of America in immediately available funds.

         This Note is one of the Notes referred to in the Loan Agreement, may be prepaid upon and subject to terms and conditions thereof and is entitled to the benefits thereof.

         The Bank is hereby authorized by the Borrower to record on the schedule to this Note (or on a supplemental schedule thereto) the amount of each Loan made by the Bank to the Borrower and the amount of each payment or prepayment of principal of such Loans received by the Bank, it being understood, however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrower hereunder in respect of this Note. The Bank may, at its option, record such matters in its internal records rather than on such schedule.

         Upon the occurrence of any Event of Default, as defined in the Loan Agreement, the principal amount of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement.

         The Borrower shall pay costs and expenses of collection, including, without limitation, attorneys' fees and disbursements in the event that any action, suit or proceeding is brought by the holder hereof to collect this Note.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS.

                                                  LAZARE KAPLAN INTERNATIONAL
                                                     INC.

                                                   BY___________________________
                                                                           TITLE

                                SCHEDULE TO NOTE

         This Note evidences Loans made under the within described Loan Agreement, in the principal amounts, and on the dates set forth below, subject to the payments or prepayments of principal set forth below:

                                                     INTEREST PERIOD
                PRINCIPAL                            (IF OTHER THAN A                 AMOUNT              UNPAID
                  AMOUNT             TYPE            PRIME RATE LOAN)              OF PRINCIPAL          PRINCIPAL          NOTATION
 DATE            OF LOAN           OF LOAN          AND INTEREST  RATE                REPAID              BALANCE            MADE BY
 ----           ---------          -------          ------------------             ------------          ---------          --------

                                    EXHIBIT B
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        LAZARE KAPLAN INTERNATIONAL INC.,
                              FLEET BANK, N.A. AND
                      BANK LEUMI TRUST COMPANY OF NEW YORK

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                                Dated ___________

         Reference is hereby made to the Loan Agreement dated ____________, 1996 (the "LOAN AGREEMENT") by and among Lazare Kaplan International Inc., a Delaware corporation (the "BORROWER"), Fleet Bank, N.A. and Bank Leumi Trust Company of New York (individually a "BANK" and together the "BANKS"). Capitalized terms used herein that are defined in the Loan Agreement that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

         _______________________________, a __________________ (the "ASSIGNOR")
and _______________________________________, a ________________, (the
"ASSIGNEE") agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a __ % interest in and to all of the Assignor's rights and obligations under the Loan Agreement as of the Effective Date (as defined below) (including, without limitation, such percentage interest in the Assignor's Commitment as in effect on the Effective Date, and the Loans owing to the Assignor on the Effective Date, and the Note(s) held by the Assignor).

         2. The Assignor: (i) represents and warrants that as of the date hereof its Commitment (without giving effect to assignments thereof that have not yet become effective) is $__________ and the aggregate outstanding principal amount of Loans owing to it (without giving effect to assignments thereof that have not yet become effective) is $__________; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder, and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Loan Party or the performance or observance by the Borrower or any other Loan Party of any of its obligations under the Loan Agreement or any other instrument or document furnished pursuant thereto; (v) attaches the Note(s) referred to in paragraph 1 above in exchange for new Note(s) as follows: a Note dated the

Effective Date (as such term is defined below) in the principal amount of $ __________ payable to the order of the Assignee and a Note dated the Effective Date in the principal amount of $ __________ payable to the order of the Assignor; and (vi) represents and warrants that it shall not be released from any claims or liabilities arising out of any actions taken by it in respect of the Loan Documents prior to the execution, delivery, acceptance and recording of this Assignment and Acceptance, and prior to the Effective Date (defined below).

         3. The Assignee: (i) confirms that it has received a copy of the Loan Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iii) confirms that it is [an Eligible Assignee][domestic Affiliate of the Assignor]; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Bank; and (v) specifies as its addresses for Prime Rate Loans, LIBOR Loans and Designated Rate Loans (and address for notices) the offices set forth beneath its name on the signature pages hereof.

         4. The effective date for this Assignment and Acceptance shall be ________________ (the "EFFECTIVE DATE").

         5. As of the Effective Date: (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Agreement.

         6. From and after the Effective Date, the Borrower shall make all payments under the Loan Agreement and the Note(s) in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Loan Agreement and the Note(s) for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its rules pertaining to conflicts of laws.

                                             [NAME OF ASSIGNOR]

                                             BY_________________________________
                                                                           TITLE

                                             [NAME OF ASSIGNEE]

                                             BY_________________________________
                                                                           TITLE

                                             LENDING OFFICE FOR PRIME RATE
                                               LOANS:

                                             LENDING OFFICE FOR LIBOR
                                               LOANS AND CD LOANS:

                                             ATTENTION:

                                             ADDRESS FOR NOTICES:

                                             ATTENTION:

                                             TELEPHONE NO.:

                                             TELEX NO.:

ACCEPTED THIS ___ DAY

OF ______________, 199_

[INSERT NAME OF NON-ASSIGNING
   BANK]

BY___________________________
                         TITLE

                                    EXHIBIT C
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        LAZARE KAPLAN INTERNATIONAL INC.,
                              FLEET BANK, N.A. AND
                      BANK LEUMI TRUST COMPANY OF NEW YORK

                         FORM OF NO DEFAULT CERTIFICATE

         The undersigned hereby certifies that, as of ___________, 199_: (i)
(s)he is the Chief Financial Officer of LAZARE KAPLAN INTERNATIONAL INC., the borrower (the "BORROWER") under that certain Loan Agreement dated ______________, 1996 (the "LOAN AGREEMENT") by and among the Borrower, Fleet Bank, N.A. and Bank Leumi Trust Company of New York (together, the "BANKS"),
(ii) (s)he has reviewed the relevant terms of the Loan Agreement and the other Loan Documents and has made, or caused be made, under his/her supervision, a review of the transactions of the Borrower from the beginning of the accounting period covered by the financial statements being delivered herewith through the date hereof, (iii) except as may be set forth below, no Default or Event of Default under the Loan Agreement and no default under any other agreement to which the Borrower is a party or by which it is bound, or by which any of its properties or assets, taken as a whole, may be materially affected, exists, and
(iv) the representations and warranties contained in Article 3 of the Loan Agreement are true and with the same effect as though such representations and warranties were made on the date hereof (other than the representation and warranty contained in subsection 3.6(b) of the Loan Agreement, which representation and warranty is expressly stated to have been made only as of the date of the closing of the initial Loan under the Loan Agreement), except for changes in the ordinary course of business none of which, either singly or in the aggregate, have had a Material Adverse Effect (as defined in the Loan Agreement) on the Borrower.

         The following representations and warranties are made by the undersigned from her/his personal knowledge, after diligent inquiry, and with full knowledge that the Banks will rely thereon. This Certificate is given pursuant to and in compliance with Section 5.4 of the Loan Agreement.

         On behalf of the Borrower, the undersigned hereby represents and warrants that, with respect to the Sections of the Loan Agreement set forth below and the covenants contained therein, the Borrower is in full compliance unless otherwise indicated:

                                                  IN FULL               NOT IN
         COVENANT                               COMPLIANCE            COMPLIANCE

5.1      Annual Financial                           [ ]                   [ ]
         Statements

5.2      Quarterly Financial                        [ ]                   [ ]
         Statements

5.3      Compliance Information                     [ ]                   [ ]

5.4      No Default Certificate                     [ ]                   [ ]

5.5      Certificate of                             [ ]                   [ ]
         Accountants

5.6      Accountant's Reports                       [ ]                   [ ]

5.7      Copies of Documents                        [ ]                   [ ]

5.8      Notices of Defaults                        [ ]                   [ ]

5.9      ERISA Notices and                          [ ]                   [ ]
         Requests

5.10     Accounts Receivable                        [ ]                   [ ]
         Aging; Field Audit and
         Additional Information

6.1      Books and Records                          [ ]                   [ ]

6.2      Inspections and Audits                     [ ]                   [ ]

6.3      Maintenance and                            [ ]                   [ ]
         Repairs

6.4      Continuance of Busines                     [ ]                   [ ]

6.5      Copies of Corporate                        [ ]                   [ ]
         Documents

                                                  IN FULL               NOT IN
         COVENANT                               COMPLIANCE            COMPLIANCE

6.6      Perform Obligations                        [ ]                   [ ]

6.7      Notice of Litigation                       [ ]                   [ ]

6.8      Insurance                                  [ ]                   [ ]

6.9      (a) Current Assets to                      [ ]                   [ ]
         Current Liabilities
         (See Schedule 1
         attached hereto for
         supporting
         calculations)

6.9      (b) Senior Debt to                         [ ]                   [ ]
         Tangible Net Worth
         (See Schedule 2
         attached hereto for
         supporting
         calculations)

6.9      (c) Annual Cash Flow                       [ ]                   [ ]
         (See Schedule 3
         attached hereto for
         supporting
         calculations)

6.10     Notice of Certain                          [ ]                   [ ]
         Events

6.11     Comply with ERISA                          [ ]                   [ ]

6.12     Environmental                              [ ]                   [ ]
         Compliance

7.1      Indebtedness                               [ ]                   [ ]

7.2      Liens                                      [ ]                   [ ]
                                     -3-

                                                  IN FULL               NOT IN
         COVENANT                               COMPLIANCE            COMPLIANCE

7.3      Guaranties                                 [ ]                   [ ]

7.4      Mergers, Acquisitions                      [ ]                   [ ]

7.5      Redemptions;                               [ ]                   [ ]
         Distributions

7.6      Changes in Business                        [ ]                   [ ]

7.7      Prepayments                                [ ]                   [ ]

7.8      Investments                                [ ]                   [ ]

7.9      Fiscal Year                                [ ]                   [ ]

7.10     ERISA Obligations                          [ ]                   [ ]

7.11     Amendments and Waivers                     [ ]                   [ ]
         of Documents

7.12     Capital Expenditures                       [ ]                   [ ]
         (See Schedule 4
         attached hereto for
         supporting
         calculations)
                                     -4-

                                                  IN FULL               NOT IN
         COVENANT                               COMPLIANCE            COMPLIANCE

7.13     Operating Leases (See                      [ ]                   [ ]
         Schedule 5 attached
         hereto for supporting
         calculations)

7.14     Use of Cash                                [ ]                   [ ]

7.15     Management Fees                            [ ]                   [ ]

7.16     Transactions with                          [ ]                   [ ]
         Affiliates

7.17     Hazardous Material                         [ ]                   [ ]

         With respect to any item identified above as not being in compliance, the undersigned has attached, and certifies as to the accuracy of, statements specifying the violation, condition, or events which result in such non-compliance, the nature and status thereof, and the actions that the Borrower proposes to take with respect thereto to bring the Borrower into full compliance with the Loan Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the _____day of ___________, ____.


                                                  ------------------------------
                                                  CHIEF FINANCIAL OFFICER
                                                  OF LAZARE KAPLAN INTERNATIONAL
                                                    INC.

                                   SCHEDULE 1

                      CURRENT ASSETS TO CURRENT LIABILITIES

Date:  _____________

                                 Current Assets             $___________________

(DIVIDED BY [div])               Current Liabilities        $___________________



(EQUALS =)                       Ratio of Current Assets
                                 to Current Liabilities      ___________________

Not less than                                                   2.5:1.0


Compliance (Y/N):__________________

                                   SCHEDULE 2

                        SENIOR DEBT TO TANGIBLE NET WORTH

Date:    _____________

Period:  _____________

                              Senior Debt                   $___________________

(DIVIDED BY [div])            Tangible Net Worth            $___________________



(EQUALS =)                    Ratio of Senior Debt
                              to Tangible Net Worth          ___________________

Not more than                                                   1.5:1.0


Compliance (Y/N): __________________

                                   SCHEDULE 3

                                ANNUAL CASH FLOW

Date:  _____________

Period:  Four consecutive fiscal quarters ending ___________

                                      Net Income            $___________________

(ADD)                               + Depreciation          $___________________
                                    + Amortization          $___________________

(SUBTRACT)                          - Capital Expenditures  $___________________
                                      Incurred (up to
                                      amount permitted
                                      under Section 7.12


(EQUALS)                            = Annual Cash Flow      $___________________


Required Amount                                             $___________________

Compliance (Y/N):___________________

                                   SCHEDULE 4

                              CAPITAL EXPENDITURES

Date: ___________

Period Covered: ________________

Total amount permitted                                           $______________

Total amount expended during period                              $______________

Compliance (Y/N):___________________

                                   SCHEDULE 5

                                OPERATING LEASES

Date: ___________

Period Covered: ________________

Total amount permitted                                           $______________

Total amount expended during period                              $______________

Compliance (Y/N):___________________

                                 SCHEDULE 3.1(a)
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        LAZARE KAPLAN INTERNATIONAL INC.,
                              FLEET BANK, N.A. AND
                      BANK LEUMI TRUST COMPANY OF NEW YORK

                   STATES OF INCORPORATION AND QUALIFICATION,
                        AND CAPITALIZATION AND OWNERSHIP
                      OF STOCK, OF BORROWER AND GUARANTORS

                                                            AUTHORIZED
                        STATES OF                         & OUTSTANDING
  NAME OF COMPANY     INCORPORATION     QUALIFICATIONS        SHARES                     OWNER                BUSINESS
Lazare Kaplan           Delaware          New York         Authorized:              Publicly held          Purchase of rough
International Inc.                                           20,000,000 shares of                          diamonds. Sale of
("LKI")                                                      common stock                                  Ideal cut Lazare
                                                           Outstanding:                                    Diamonds to
                                                             6,155,496 shares                              quality retail
                                                                                                           jewelers
                                                                                                           internationally.

Lazare Kaplan Europe    Delaware                           Authorized:              100% by LKI            Purchase and sale
Inc.                                                         1,000 shares of                               of rough, ideal
                                                             common stock                                  cut and commercial
                                                           Outstanding:                                    quality diamonds.
                                                             100 shares

Lazare Kaplan Ghana     Bermuda                            Authorized:              11,922 shares held     Purchase and sale
Ltd.                                                         12,000 shares of       by LKI, 4 shares       of rough diamonds
                                                             common stock           held by LKI            in Ghana.
                                                           Outstanding:             nominees, and 4
                                                             11,930 shares          shares held by
                                                                                    Bermuda nominees

Lazare Kaplan           Belgium                            Authorized:              99 shares held by      Purchase and sale
Belgium,                                                     1,250,000 BF           Lazare Kaplan          of rough, ideal
N.V.                                                       Outstanding:             Europe Inc.,           cut and commercial
                                                             100 shares             1 share held by        quality diamonds.
                                                                                    LKI nominee

Supreme Gems N.V.       Belgium                            Authorized:              90 shares held by      Purchase and sale
                                                             1,250,000 BF           Lazare Kaplan          of ideal cut
                                                           Outstanding:             Belgium, N.V., 10      diamonds.
                                                             100 shares             shares held by LKI
                                                                                    nominee

                                 SCHEDULE 3.1(b)
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        LAZARE KAPLAN INTERNATIONAL INC.,
                              FLEET BANK, N.A. AND
                      BANK LEUMI TRUST COMPANY OF NEW YORK

                            SUBSIDIARIES OF BORROWER
                               AND EACH GUARANTOR

PARENT                                            SUBSIDIARIES/DIVISIONS

LAZARE KAPLAN INTERNATIONAL INC.                  LAZARE KAPLAN (SIERRA LEONE)
                                                  LIMITED, Delaware,
                                                  Inactive

                                                  LAZARE KAPLAN JAPAN INC.,
                                                  Delaware,
                                                  Inactive

                                                  LAZARE KAPLAN EUROPE INC.,
                                                  Delaware Holding Company,
                                                  Active

                                                  LAZARE KAPLAN AFRICA INC.,
                                                  Delaware,
                                                  Inactive

                                                  LAZARE KAPLAN (BERMUDA) LTD.,
                                                  Bermuda Holding Company,
                                                  Inactive

                                                  LAZARE KAPLAN BOTSWANA (PTY)
                                                  LTD. (60% OWNED).  Cuts and
                                                  polishes melee in Botswana
                                                  factory.
                                                  Active

                                                  LK ENTERPRISES INC., Delaware
                                                  Inactive

                                                  RCS INC., Delaware
                                                  Inactive

                                                  LK RUSSIA INC., Delaware
                                                  Inactive

                                                  LAZARE KAPLAN GHANA LTD.,
                                                  Bermuda
                                                  Purchase and sale of rough
                                                  diamonds in Ghana

                                                  Active

LAZARE KAPLAN EUROPE INC.                         LAZARE KAPLAN BELGIUM N.V.
                                                  Belgium
                                                  Purchase and sale of rough
                                                  diamonds.  Purchase and sale
                                                  of ideal cut and commercial
                                                  quality diamonds
                                                  Active

LAZARE KAPLAN BELGIUM, N.V.                       SUPREME GEMS N.V., Belgium
                                                  Purchase and sale of ideal cut
                                                  diamonds
                                                  Active

                                                  LAZARE KAPLAN BELGIUM JEWELRY
                                                  N.V., Belgium
                                                  Inactive

LAZARE KAPLAN (BERMUDA) LTD.                      KAPLAN OFFSHORE TRADING
                                                  LIMITED, Bermuda
                                                  Purchase and sale of rough
                                                  diamonds.
                                                  Inactive

NOTE:  ALL SUBSIDIARIES ARE 100% OWNED UNLESS SPECIFICALLY NOTED
OTHERWISE.

                                  SCHEDULE 3.2
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        LAZARE KAPLAN INTERNATIONAL INC.,
                              FLEET BANK, N.A. AND
                      BANK LEUMI TRUST COMPANY OF NEW YORK

                          CONSENTS, WAIVERS, APPROVALS;
                             VIOLATION OF AGREEMENTS

                                      None

                                  SCHEDULE 3.6
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        LAZARE KAPLAN INTERNATIONAL INC.,
                              FLEET BANK, N.A. AND
                      BANK LEUMI TRUST COMPANY OF NEW YORK

                         JUDGMENTS, ACTIONS, PROCEEDINGS

Lazare Kaplan International Inc. Melvyn Schnabel, U.S. District Court, Southern District of New York, 95 CV 4583 (JFK) -- Action against former salesman based on his failure to return to the Borrower jewelry and diamonds entrusted to him.

                                  SCHEDULE 3.7
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        LAZARE KAPLAN INTERNATIONAL INC.,
                              FLEET BANK, N.A. AND
                      BANK LEUMI TRUST COMPANY OF NEW YORK

                         DEFAULTS; COMPLIANCE WITH LAWS,
                             REGULATIONS, AGREEMENTS
                                      None

                                  SCHEDULE 3.8
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        LAZARE KAPLAN INTERNATIONAL INC.,
                              FLEET BANK, N.A. AND
                      BANK LEUMI TRUST COMPANY OF NEW YORK
                              BURDENSOME DOCUMENTS

                                      None

                                  SCHEDULE 3.11
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        LAZARE KAPLAN INTERNATIONAL INC.,
                              FLEET BANK, N.A. AND
                      BANK LEUMI TRUST COMPANY OF NEW YORK

                           PATENTS, TRADEMARKS, TRADE
                        NAMES, SERVICE MARKS, COPYRIGHTS

1.       Domestic Trademarks:  See Attached 2 pages.

2.       Foreign Trademarks:  See Attached 10 pages.

3.       Patents:  See Attached 4 pages.

1.       Domestic Trademarks

         See Attached 2 pages

                                 SCHEDULE 3.11

Domestic Trademarks held by Lazare Kaplan International Inc. or predecessors:

 1.  LAZARE KAPLAN (No. 1,118,189)
     Owner: Lazare Kaplan, Inc.
     Issued: 5/15/79  Expires 5/15/99
     First Use: 6/16/36

 2.  BEAUTY IS IN THE CUTTING (with design) (No. 1,118,735)
     Owner: Lazare Kaplan, Inc.
     Issued: 5/22/79  Expires: 5/22/99
     First Use: 121/72

 3.  OVAL ELEGANCE (No. 684,436)
     Owner: Lazare Kaplan, Inc.
     Issued: 9/1/59
     Renewed: 9/30/79  Expires: 9/30/99
     First Use: 10/16/58

 4.  'LX' WITH DIAMOND DEVICE (No. 1,150,360)
     Owner: Lazare Kaplan, Inc.
     Issued: 4/7/81  Expires: 4/7/01
     First Use: 9/26/78

 5.  'LK' IN CIRCLED LOGO (No. 749,772)
     Owner: Lazare Kaplan, Inc.
     Issued: 5/21/63
     Renewed: 5/21/83  Expires: 5/21/03
     First Use: 1958

 6.  A.D. LEVERIDGE (No. 814,437)
     Owner: Lazare Kaplan, Inc.
     Issued: 9/6/66
     Renewed: 9/2/86  Expires: 9/2/06
     First Use: August 1937

 7.  THE LAZARE DIAMOND (No. 1,433,774)
     Owner: Lazare Kaplan, Inc. (Certificate of Ownership and Merger filed with SS8 & 15 Affidavit,
       Assignment to Lazare Kaplan International
       Inc. recorded on March 16, 1992)
     Issued: 3/24/87  Expires: 3/24/07
     First Use: 10/10/85

 8.  SETTING THE STANDARD FOR BRILLIANCE (No. 1,439,108)
     Owner: Lazare Kaplan, Inc. (Certificate of Ownership
       and Merger filed with SS8 & 15 Affidavit)
     Issued: 5/12/87  Expires 5/12/07
     First Use: 10/10/85

 9.  THE LAZARE DIAMOND REGISTRY (No. 1,481, 863)
     Owner: Lazare Kaplan, Inc.
     Issued: 3/22/88  Expires 3/22/08

10.  LAZARE DIAMONDS (No. 1,670,188)
     Owner: Lazare Kaplan International Inc.
     Issued: 12/31/91  Expires: 12/31/01
     First Use: 10/10/85

11.  THE FIRE BURNS (No. 1,682,857)
     Owner: Lazare Kaplan International Inc.
     Issued: 4/14/92  Expires: 4/14/02
     First Use: 11/21/90

12.  LAZARE DIAMOND TWINS (No. 1,812,887)
     Owner: Lazare Kaplan International Inc.
     Issued: 12/21/93  Expires: 12/21/03
     First Use: 10/28/92

13.  DIAMOND ROUGE (No. 75/013505)
     Application pending.

2.       Foreign Trademarks

         See Attached 10 pages

                                                        Abelman, Frayne & Schwab
WARSHAW BURNSTEIN COHEN SCHLESINGER & KUH                            May 1, 1996
                                                                          Page 1

- --------------------------------------------------------------------------------
                                TRADEMARK REPORT
- --------------------------------------------------------------------------------

LAZARE DIAMONDS                                                                         AUSTRIA
  LAZARE KAPLAN INTERNATIONAL INC.

    Reg No:   148034     July 2, 1993         Renewal Due: July 31, 2003             Registered
    App No:   AM1302/93  March 19, 1993
      Class (Int):  14                                                          our ref: 835104
                    Goods: Class Heading, to protect diamonds.
- -----------------------------------------------------------------------------------------------
LAZARE DIAMONDS                                                                         BENELUX
  LAZARE KAPLAN INTERNATIONAL INC.

    Reg No:     523322   June 1, 1993         Renewal Due: October 12, 2012          Registered
    App No:     787148   October 12, 1992
      Class (Int):  14, 16                                                      our ref: 835105
                    Goods: Class headings.
- -----------------------------------------------------------------------------------------------
LAZARE KAPLAN                                                                           BENELUX
  LAZARE KAPLAN INTERNATIONAL INC.

    Reg No:     364515   March 11, 1990       Renewal Due: March 11, 2000            Registered
    App No:     635459   March 11, 1980
    Org No:     365515   March 11, 1980
      Class (Int):  14, 16                                                      our ref:  41888
                    Goods: Class headings.
                    --Merger from LAZARE KAPLAN INC. recorded Jul 2 1990.
- -----------------------------------------------------------------------------------------------
[LOGO]
LK WITH DIAMOND DEVICE                                                                  BENELUX
  LAZARE KAPLAN INTERNATIONAL INC.

    Reg No:     364514   March 11, 1990       Renewal Due: March 11, 2000            Registered
    App No:     635458   March 11, 1980
    Org No:     364514   March 11, 1980
      Class (Int):  14                                                          our ref:  41889
                    Goods: Class heading.
                    --Merger from LAZARE KAPLAN INC. recorded Jul 2 1990.
- -----------------------------------------------------------------------------------------------
LAZARE KAPLAN                                                                           BERMUDA
  LAZARE KAPLAN, INC.

    Reg No:     A9154    June 13, 1987        Renewal Due: June 13, 2001             Registered
    App No:     NONE     June 13, 1980
    Org No:     A9154    June 13, 1980
      Class (Int):  14                                                          our ref:  42459
                    GOODS DIAMONDS.
                    --CHANGE OF NAME FROM LAZARE KAPLAN & SONS, INC. RECORDED
                    SEPTEMBER 1, 1987.
- -----------------------------------------------------------------------------------------------
[LOGO]
LK WITH DIAMOND DEVICE                                                                  BERMUDA
  LAZARE KAPLAN, INC.

    Reg No:  9483        May 1, 1987          Renewal Due: May 1, 2001               Registered
    App No:  NONE        April 16, 1980
    Org No:  A9483       May 1, 1980
      Class (Int):  14                                                          our ref:  42588
                    GOODS DIAMONDS
                    --CHANGE OF NAME FROM LAZARE KAPLAN AND SONS, INC. RECORDED
                    SEPTEMBER 1, 1987.
- -----------------------------------------------------------------------------------------------

                                                        Abelman, Frayne & Schwab
WARSHAW BURNSTEIN COHEN SCHLESINGER & KUH                            May 1, 1996
                                                                          Page 2

- --------------------------------------------------------------------------------
                                TRADEMARK REPORT
- --------------------------------------------------------------------------------

LK IN DIAMOND DEIVE (NEW LOGO)                                                            CANADA
  LAZARE KAPLAN & SONS, INC.

    Reg No:       148034   November 28, 1995      Renewal Due: November 28, 2010     Registered
    App No:       450818   March 4, 1980
    Org No:       263096   November 28, 1980
                                                                                our ref: 908366
                    GOODS: DIAMONDS
                    --FIRST USE IN CANADA SINCE AT LEAST AS EARLY
                    AS JUNE 22, 1979.
- -----------------------------------------------------------------------------------------------
LAZARE                                                                           CHINA (TAIWAN)
  LAZARE KAPLAN INTERNATIONAL INC.

    Reg No:     616528     October 16 1993        Renewal Due: October 16, 2003      Registered
    App No:     81077191   November 17, 1992
          Class (Loc): 56
                                                                                our ref: 835106

                    Goods: Diamonds, precious metals, pearls and jades, coral
                    crystal, agates, precious stones.
- -----------------------------------------------------------------------------------------------
[LOGO]
LK LOGO - THE AMERICAN CLASSICS                                                  CHINA (TAIWAN)
  LAZARE KAPLAN & SONS, INC.

       App No:     81002619   January 17, 1992                                     App. Pending
          Class (Loc): 56                                                       our ref: 832659


                    Goods: Class Heading (to protect diamonds).
- -----------------------------------------------------------------------------------------------
LAZARE KAPLAN                                                                            FRANCE
  LAZARE KAPLAN, INC.

    Reg No:      1125966   March 4, 1990          Renewal Due: March 4, 2000         Registered
    App No:       546963   March 4, 1980
    Org No:      1125988   March 4, 1980
         Class (Int): 14                                                        our ref: 41886
                    Goods: Class heading.
                    --Merger from LAZARE KAPLAN INC. pending.
                    --Merger from LAZARE KAPLAN INTERNATIOANL INC. recorded
                    Jul 27 1990.
- -----------------------------------------------------------------------------------------------
[LOGO]

LK WITH DIAMOND DEVICE                                                                   FRANCE
  LAZARE KAPLAN, INC.

    Reg No:      1609304   March 4, 1990          Renewal Due: March 4, 2000         Registered
    App No:       546962   March 4, 1980
    Org No:      1125888   March 4, 1980
         Class (Int): 14                                                         our ref: 43054
                    GOODS: PRECIOUS METALS AND THEIR ALLOYS AND GOODS
                    IN PRECIOUS METALS OR COATED THEREWITH (EXCEPT
                    CUTLERY, FORKS AND SPOONS), JEWELRY, PRECIOUS
                    STONES, HOROLOGICAL AND OTHER CHRONOMETRIC INSTRUMENTS.
                    --MERGER FROM LAZARE KAPLAN INTERNATIONAL INC. RECORDED
                    JULY 27, 1990.
- -----------------------------------------------------------------------------------------------

                                                        Abelman, Frayne & Schwab
WARSHAW BURNSTEIN COHEN SCHLESINGER & KUH                            May 1, 1996
                                                                          Page 3

- --------------------------------------------------------------------------------
                                TRADEMARK REPORT
- --------------------------------------------------------------------------------

LAZARE DIAMONDS                                                                         GERMANY
  LAZARE KAPLAN INTERNATIONAL INC.

    Reg No:  2047213      October 18, 1993     Renewal Due: October 14, 2002          Registered
    App No:  L36358/14WZ  October 14, 1992
      Class (Int):  14                                                          our ref: 834284
                    Goods: Jewelry, ornamental goods or applied art goods of
                    precious metals or their alloys; also plated goods; diamonds, precious stones; horological and other chronometric instruments.
- -----------------------------------------------------------------------------------------------
LAZARE KAPLAN                                                                    GERMANY (WEST)
  LAZARE KAPLAN INTERNATIONAL INC.

    Reg No:   1013575      March 4, 1990        Renewal Due: March 4, 2000             Registered
    App No:   L24087/14WZ  March 4 1980
    Org No:   1013575      March 4 1980
      Class (Int):  14                                                           our ref: 42410
                    GOODS: JEWELRY, ORNAMENTAL GOODS OR APPLIED ART
                    GOODS OF PRECIOUS METALS OR THEIR ALLOYS, ALSO
                    PLATED; JEWELRY GOODS, PRECIOUS STONES, HOROLOGICAL
                    AND OTHER CHRONOMETRIC INSTRUMENTS.
                    --CHANGE OF NAME FROM LAZARE KAPLAN INC. RECORDED MARCH 26,
                    1991.
- -----------------------------------------------------------------------------------------------
[LOGO]
LK WITH DIAMOND DEVICE                                                           GERMANY (WEST)
  LAZARE KAPLAN INTERNATIONAL INC.

    Reg No:   1013674       March 4, 1990        Renewal Due: March 4, 2000             Registered
    App No:   L24087/14WZ   March 4 1980
    Org No:   1013574       March 4 1980
      Class (Int):  14                                                           our ref: 42295
                    Goods: All goods in the class (to protect diamonds).
                    --Change of name from LAZARE KAPLAN INC. recorded March 26,
                    1991.
- -----------------------------------------------------------------------------------------------
LAZARE DIAMOND                                                                        HONG KONG
  LAZARE KAPLAN INTERNATIONAL INC.
                                                                                       DEFERRED
      Class (Int):  14                                                          our ref: 835107
                    Goods: Diamond, precious stones, jewelry.
- -----------------------------------------------------------------------------------------------
LAZARE DIAMOND IN CHINESE 7 LK LOGO                                                   HONG KONG
  LAZARE KAPLAN INTERNATIONAL INC.
     Reg No:   6806/93                                                               Registered
      Class (Int):  14                                                          our ref: 832346
                    Goods: Diamonds
- -----------------------------------------------------------------------------------------------
LAZARE KAPLAN                                                                         HONG KONG
  LAZARE KAPLAN & SONS, INC.
     App No:    648/80     March 18, 1980                                          App. Pending
      Class (Int):  14                                                            our ref: 4259
                    GOODS ALL GOODS IN CLASS (TO PROTECT DIAMONDS).
- -----------------------------------------------------------------------------------------------

                                                        Ableman, Frayne & Schwab
WARSHAW BURNSTEIN COHEN SCHLESINGER & KUH                            May 1, 1996
                                                                          Page 4

- --------------------------------------------------------------------------------
                                TRADEMARK REPORT
- --------------------------------------------------------------------------------

[LOGO]
LK LOGO - THE AMERICAN CLASSICS                                                       HONG KONG
  LAZARE KAPLAN INTERNATIONAL INC.

                                              Renewal Due: November 23, 1998       App. Pending
    App No:    9001/91   November 23, 1991

      Class (Int):  14                                                          our ref: 832660
                    Goods: Diamonds, precious stones, jewelry.
- -----------------------------------------------------------------------------------------------
[LOGO]
LK WITH DIAMOND DEVICE I                                                              HONG KONG
  LAZARE KAPLAN INTERNATIONAL INC.

    Reg No:  179/1983    March 18, 1987       Renewal Due: March 18, 2001             Registered
    App No:   648/80     March 18, 1980
    Org No:  179/1983    March 18, 1980
      Class (Int):  14                                                          our ref:  42592
                    GOODS: DIAMONDS.
                    --CHANGE OF NAME LAZARE KAPLAN AND SONS, INC. RECORDED APRIL
                    19, 1988.
                    --MERGER FROM LAZARE KAPLAN INC. RECORDED NOVEMBER 6, 1993.
- -----------------------------------------------------------------------------------------------
LAZARE DIAMONDS                                                                       INDONESIA
  LAZARE KAPLAN INTERNATIONAL INC.

    App No:      NONE    August 2, 1993                                         App. Pending
      Class (Int):  14                                                          our ref: 835108
                    Goods: Class Heading to protect diamonds.
- -----------------------------------------------------------------------------------------------
LAZARE KAPLAN                                                                           IRELAND
  LAZARE KAPLAN, INC.

    Reg No:  B102969     March 4, 1987        Renewal Due: March 4, 2001             Registered
    App No:   601/80     March 4, 1980
    Org No:  B102969     March 4, 1980
      Class (Int):  14                                                          our ref:  42594
                    GOODS: ALL GOODS IN THE CLASS.
                    --CHANGE OF NAME LAZARE KAPLAN AND SONS, INC. RECORDED JULY
                    2, 1990.
- -----------------------------------------------------------------------------------------------
[LOGO]
LK WITH DIAMOND DEVICE I                                                                IRELAND
  LAZARE KAPLAN, INC.

    Reg No:    99568     March 4, 1987        Renewal Due: March 4, 2001             Registered
    App No:   602/80     April 30, 1980
    Org No:    99568     March 4, 1980
      Class (Int):  14                                                          our ref:  42593
                    GOODS: PRECIOUS STONES.
                    --CHANGE OF NAME LAZARE KAPLAN AND SONS, INC. RECORDED JULY
                    2, 1990.
- -----------------------------------------------------------------------------------------------

                                                        Ableman, Frayne & Schwab
WARSHAW BURNSTEIN COHEN SCHLESINGER & KUH                            May 1, 1996
                                                                          Page 5

- --------------------------------------------------------------------------------
                                TRADEMARK REPORT
- --------------------------------------------------------------------------------

LAZARE KAPLAN                                                                            ISRAEL
  LAZARE KAPLAN, INC.

    Reg No:     49626    March 7, 1987        Renewal Due: March 7, 2001             Registered
    App No:     49626    March 7, 1980
    Org No:     49626    March 7, 1980
      Class (Int):  14                                                          our ref:  42596
                    GOODS PRECIOUS STONES; JEWELERY.
                    --CHANGE OF NAME LAZARE KAPLAN AND SONS, INC.
                    RECORDED AUG 17 1987.
- -----------------------------------------------------------------------------------------------
[LOGO]
LK WITH DIAMOND DEVICE I                                                                 ISRAEL
  LAZARE KAPLAN, INC.

    Reg No:     49627    March 7, 1987        Renewal Due: March 7, 2001             Registered
    App No:     49627    March 7, 1980
    Org No:     49627    March 7, 1980
      Class (Int):  14                                                          our ref:  42595
                    GOODS PRECIOUS STONES; JEWELRY.
                    --DISCLAIMER NO CLAIM IS MADE TO THE EXCLUSIVE
                    USE OF THE DEVICE OF A DIAMOND.
                    --CHANGE OF NAME LAZARE KAPLAN AND SONS, INC.
                    RECORDED AUG 17 1987.
- -----------------------------------------------------------------------------------------------
LAZARE DIAMONDS                                                                           ITALY
  LAZARE KAPLAN & SONS, INC.

    Reg No:   382332     November 27, 1985    Renewal Due: March 20, 2000            Registered
    App No:   40074C/80  March 20, 1980
      Class (Int):  14                                                          our ref:  42596
                    Goods: Class heading.
- -----------------------------------------------------------------------------------------------
[LOGO]
LK WITH DIAMOND DEVICE I                                                                  ITALY
  LAZARE KAPLAN & SONS, INC.

    Reg No:   382332     November 27, 1985    Renewal Due: March 20, 2000            Registered
    App No:   40074C/80  March 20, 1980
      Class (Int):  14                                                          our ref:  42597
                    GOODS: CLASS HEADING.
- -----------------------------------------------------------------------------------------------
A.D. LEVERIDGE                                                                            JAPAN
  LAZARE KAPLAN INTERNATIONAL INC.

    App No:  TO FOLLOW   July 8, 1992                                           App. Pending
      Class (Int):   9                                                          our ref: 837994
                    Goods: Physical and chemical apparatus and instruments,
                    electronic gemstone gauges, other measuring apparatus and
                    instruments, electrical distribution or control machines and apparatus, rotary converters, phase modifiers, batteries,
                    electrical and magnetic measuring instruments, electric wires and cables, photographic apparatus and instruments, motion picture apparatus and instruments, optical apparatus and
                    instruments, glasses, processed glass (excluding those for building use), life-saving apparatus, electrical communication machines and apparatus, records, metronomes, applied
                    electronic machines and instruments, ozone generators, electric cells, rockets, et al.
- -----------------------------------------------------------------------------------------------





                                                        Ableman, Frayne & Schwab
WARSHAW BURNSTEIN COHEN SCHLESINGER & KUH                            May 1, 1996
                                                                          Page 6

- --------------------------------------------------------------------------------
                                TRADEMARK REPORT
- --------------------------------------------------------------------------------

[LOGO]
LK LOGO - LAZARE KAPLAN                                                                   JAPAN
  LAZARE KAPLAN INTERNATIONAL INC.


     Reg No:    1459341   April 30, 1991      Renewal Due:  April 30, 2001           Registered

     App No:    20842/1976

     Org No:     1459341  April 30, 1981

      Class (Loc):  21                                                          our ref: 908365
                    Goods: Personal accessories, buttons, bags, pouches, jewels and their imitations, artifical flowers, toiletry articles.
                    --Merger and change of name from LAZARE KAPLAN & SONS INC.
                    into Lazare Kaplan International, Inc., recorded Apr 08 1991
- -----------------------------------------------------------------------------------------------
[LOGO]
LAZARE KAPLAN WITH KATAKANA EQUIVALENT                                                    JAPAN
  LAZARE KAPLAN INTERNATIONAL INC.

    Reg No:     1421751     June 27, 1990       Renewal Due: March 27, 2000          Registered
    App No:  139305/1975    December 1, 1975
    Org No:    1421751      June 27, 1980
      Class (Loc):  21                                                          our ref:  42589
                    GOODS: PERSONAL ORNAMENTS, BUTTONS, BAGS, POUCHES,
                    JEWELS AND IMITATIONS THEREOF, ARTIFICIAL FLOWERS,
                    TOILET ARTICLES
                    --MERGER AND CHANGE OF NAME FROM LAZARE KAPLAN AND SONS, INC.
                    INTO LAZARE KAPLAN INTERNATIONAL, INC. RECORDED APR 08 1991.
- -----------------------------------------------------------------------------------------------
LAZARE KAPLAN-HALLMARK OF QUALITY                                                         JAPAN
  LAZARE KAPLAN INTERNATIONAL INC.

    Reg No:   1729264    November 27, 1994       Renewal Due:    August 27, 2004     Registered
    App No:  27376/1982  April 1, 1982
    Org No:   1729264    November 27, 1984
      Class (Loc):  21                                                          our ref: 804197
                    GOODS: PERSONAL OUTFITTINGS, BUTTONS, BAGS, POUCHES
                    JEWELS AND THEIR IMITATIONS, ARTIFICIAL FLOWERS,
                    TOILET SET.
                    --ASSOCIATED WITH REG NOS. 1421751 AND 1459341.
                    --MERGER AND CHANGE OF NAME FROM LAZARE KAPLAN & SONS INC.
                    INC. INTO LAZARE KAPLAN INTERNATIONAL INC. RECORDED
                    APRIL 8, 1991.
- -----------------------------------------------------------------------------------------------
LK IN DIAMOND DEVICE (NEW LOGO)                                                           JAPAN
  LAZARE KAPLAN INTERNATIONAL, INC.

    Reg No:   1533158    August 27, 1992        Renewal Due:  August 27, 2002        Registered
    App No:  84870/1978  November 20, 1978
    Org No:   1533158    August 27, 1982
      Class (Loc):  21                                                          our ref:  42603
                    GOODS: PERSONAL OUTFITTINGS, BUTTONS, BAGS, POUCHES,
                    JEWELS AND IMITATIONS THEREOF, ARTIFICIAL FLOWERS,
                    TOILET SET.
                    --MERGER AND CHANGE OF NAME FROM LAZARE KAPLAN AND SONS, INC. TO
                    LAZARE KAPLAN INTERNATIONAL, INC. RECORDED APR 08 1991.
- -----------------------------------------------------------------------------------------------

                                                        Ableman, Frayne & Schwab
WARSHAW BURNSTEIN COHEN SCHLESINGER & KUH                            May 1, 1996
                                                                          Page 7

- --------------------------------------------------------------------------------
                                TRADEMARK REPORT
- --------------------------------------------------------------------------------

LK LOGO - THE AMERICAN CLASSICS                                                           JAPAN
 [LOGO] LAZARE KAPLAN INTERNATIONAL INC.

     Reg No:     2637359     March 31, 1994     Renewal Due:   December 31, 2003     Registered
     App No:   114748/91     November 6, 1991
      Class (Loc):  21                                                          our ref:  83266
                    Goods: Class heading (to protect diamonds and jewels.
- -----------------------------------------------------------------------------------------------
[LOGO]
LK WITH DIAMOND DEVICE II                                                                 JAPAN
  LAZARE KAPLAN INTERNATIONAL, INC.

    Reg No:   1720468    October 31, 1994        Renewal Due:  July 31, 2004         Registered
    App No:  44272/1978  July 1, 1976
    Org No:   1720468    October 31, 1984
      Class (Loc):  21                                                          our ref:  42599
                    Goods: Diamonds and all other goods included in this class.
                    --Merger and Change of name from Lazre Kaplan & Sons Inc.
                    into Lazare Kaplan International, Inc. recorded Apr 08 1991.
- -----------------------------------------------------------------------------------------------
LAZARE DIAMONDS                                                                           KOREA
  LAZARE KAPLAN INTERNATIONAL, INC.

    Reg No:   303721     December 13, 1994        Renewal Due:  December 13, 2004    Registered
    App No:  93/23109    July 5, 1993
      Class (Loc):  44                                                          our ref: 835109
                    Goods: Diamond, gold, unrefined gold products, gold metal, gold-based alloy, gold platings, gold base alloy platings, gold leaf, unrefined silver products, silver metal, silver base alloy, silver-base alloy casting leaf, silver-base alloy
                    casting, silver leaf, platinum.
- -----------------------------------------------------------------------------------------------

LAZARE KAPLAN                                                                             KOREA
  LAZARE KAPLAN INTERNATIONAL, INC.

    Reg No:   208781                                                                 Registered
    App No:  89/25995
      Class (Loc):  44                                                          our ref: 829371
- -----------------------------------------------------------------------------------------------



LAZARE KAPLAN                                                                             KOREA
  LAZARE KAPLAN INTERNATIONAL, INC.

                                                                                     CLT.HANDL.
    App No:  90/435
      Class (Loc):  110                                                         our ref: 929370
- -----------------------------------------------------------------------------------------------

Lk LOGO, THE AMERICAN CLASSICS                                                            KOREA
[LOGO]  LAZARE KAPLAN INTERNATIONAL, INC.

    Reg No:   251467     October 7, 1992        Renewal Due:  October 7, 2002        Registered
    App No:  91/32466    November 14, 1991

      Class (Loc):  44                                                          our ref: 832662
                    Goods: Diamond, ruby, coral, opal, pearl, jade, agate,
                    artificial precious stone, quartz, garnet, topaz, jasper,
                    turkey stone, jellowjade, emerald, unrefined gold product, sapphire, gold metal.
- -----------------------------------------------------------------------------------------------

                                                        Ableman, Frayne & Schwab
WARSHAW BURNSTEIN COHEN SCHLESINGER & KUH                            May 1, 1996
                                                                          Page 8

- --------------------------------------------------------------------------------
                                TRADEMARK REPORT
- --------------------------------------------------------------------------------

LAZARE DIAMONDS                                                                        MALAYSIA
  LAZARE KAPLAN INTERNATIONAL, INC.

                                              Renewal Due: November 3, 1999        App. Pending
    App No:     92/07701      November 3, 1992
      Class (Int):  14                                                         our ref:  835110
                     Goods: Diamonds, precious stones, jewelry.
- -----------------------------------------------------------------------------------------------
LAZARE DIAMOND TWINS                                                                  SINGAPORE
  LAZARE KAPLAN INTERNATIONAL, INC.

    App No:     9987/92    December 31, 1992                                       App. Pending
      Class (Int):  21                                                         our ref:  836468
                    Goods: Diamonds.
- -----------------------------------------------------------------------------------------------
LAZARE DIAMONDS                                                                       SINGAPORE
  LAZARE KAPLAN INTERNATIONAL, INC.

    App No:     7921/92    October 16, 1992                                       App. Pending
      Class (Int):  14                                                        our ref:  835111
                    Goods: Diamonds, precious stones, jewelry.
- -----------------------------------------------------------------------------------------------
LK LOGO - THE AMERICAN CLASSICS                                                       SINGAPORE
[LOGO]  LAZARE KAPLAN INTERNATIONAL, INC.

    App No:     10130/91    November 12, 1991                                      App. Pending
      Class (Int):  14                                                         our ref:  832663
                    Goods: Diamonds, precious stones and jewelry.
- -----------------------------------------------------------------------------------------------
LAZARE KAPLAN                                                                      SOUTH AFRICA
  LAZARE KAPLAN INTERNATIONAL, INC.

    Reg No:   880/1153     March 5, 1990          Renewal Due:    March 5, 2000      Registered
    App No:    80/1153     March 5, 1980
    Org No:   880/1153     March 5, 1980
      Class (Int):  14                                                          our ref:  42405
                    Goods: All goods in the class.
                    --Merger from Lazare Kaplan Inc. recorded Oct 29 1990.
- -----------------------------------------------------------------------------------------------
[LOGO]
LK WITH DIAMOND DEVICE I                                                           SOUTH AFRICA
   LAZARE KAPLAN INTERNATIONAL, INC.

    Reg No:   80/1154      March 5, 1990          Renewal Due:    March 5, 2000      Registered
    App No:   80/1154      March 5, 1980
    Org No:   88/1154     March 5, 1980
      Class (Int):  14                                                          our ref:  41719
                    Goods: Jewelry, precious stones, precious metals and their alloys and goods in precious metals or coated therewith
                    (except cutlery, forks and spoons).
                    --Disclaimer: No claim is made to the exclusive use of the letters "L or K' or the device of a diamond apart from the mark
                    --Merger from Lazare Kaplan Inc. recorded Oct 29 1990.
- -----------------------------------------------------------------------------------------------

                                                        Ableman, Frayne & Schwab
WARSHAW BURNSTEIN COHEN SCHLESINGER & KUH                            May 1, 1996
                                                                          Page 9

- --------------------------------------------------------------------------------
                                TRADEMARK REPORT
- --------------------------------------------------------------------------------

LAZARE DIAMONDS                                                                           SPAIN
  LAZARE KAPLAN INTERNATIONAL INC.

                                              Renewal Due: November 18, 1997       App. Pending
    App No:     173718   November 18, 1992    TAX DUE:     November 18, 1997
      Class (Int):  14                                                          our ref: 935112
                    Goods: Class Heading, to protect diamonds.
- -----------------------------------------------------------------------------------------------
LAZARE DIAMONDS                                                                     SWITZERLAND
  LAZARE KAPLAN INTERNATIONAL INC.

    Reg No:     403957   October 9, 1992      Renewal Due: October 9, 2012           Registered
    App No:  7294/1992   October 9, 1992
      Class (Int):  14                                                          our ref: 834285
                    Goods: diamonds.
- -----------------------------------------------------------------------------------------------
LAZARE KAPLAN                                                                       SWITZERLAND
  LAZARE KAPLAN & SONS, INC.

    Reg No:     307395   March 12, 1980       Renewal Due: March 12, 2000           Registered
    App No:      1381    March 12, 1980
      Class (Int):  14                                                          our ref:  42404
                    GOODS ALL GOODS IN THE CLASS; (TO PROTECT DIAMONDS).
- -----------------------------------------------------------------------------------------------
[LOGO]
LK WITH DIAMOND DEVICE I                                                            SWITZERLAND
  LAZARE KAPLAN & SONS, INC.

    Reg No:     307421   March 12, 1980       Renewal Due: March 12, 2000           Registered
    App No:      1382    March 12, 1980
      Class (Int):  14                                                          our ref:  42403
                    GOODS ALL GOODS IN THE CLASS; (TO PROTECT DIAMONDS).
- -----------------------------------------------------------------------------------------------
LAZARE DIAMONDS                                                                        THAILAND
  LAZARE KAPLAN INTERNATIONAL INC.

    Reg No:  KHOR23434   December 30, 1994    Renewal Due: July 5, 2003              Registered
    App No:    247508    July 6, 1993
      Class (Int):  14                                                          our ref: 835113
                    Goods: Diamonds, precious stones, jewelry.
- -----------------------------------------------------------------------------------------------
LAZARE DIAMONDS                                                                  UNITED KINGDOM
  LAZARE KAPLAN INTERNATIONAL INC.

    Reg No:  B1129614    March 3, 1987        Renewal Due: March 3, 2001             Registered
    App No:  B1129614    March 3, 1980
    Org No:  B1129614    March 3, 1980
      Class (Int):  14                                                          our ref:  42804
                    GOODS: PRECIOUS STONES, SEMI-PRECIOUS STONES AND
                    JEWELLERY.
                    --CHANGE OF NAME LAZARE KAPLAN AND SONS, INC. RECORDED
                    NOVEMBER 20, 1987.
- -----------------------------------------------------------------------------------------------

                                                        Ableman, Frayne & Schwab
WARSHAW BURNSTEIN COHEN SCHLESINGER & KUH                            May 1, 1996
                                                                         Page 10

- --------------------------------------------------------------------------------
                                TRADEMARK REPORT
- --------------------------------------------------------------------------------

[LOGO]
LAZARE DIAMOND DEVICE I                                                          UNITED KINGDOM
  LAZARE KAPLAN, INC.

    Reg No:  B1129615    March 3, 1987        Renewal Due: March 3, 2001             Registered
    App No:   1129615    March 3, 1980
    Org No:  B1129615    March 3, 1980
      Class (Int):  14                                                          our ref:  42808
                    GOODS: PRECIOUS STONES, SEMI-PRECIOUS STONES AND
                    JEWELLERY.
                    --CHANGE OF NAME LAZARE KAPLAN AND SONS, INC. RECORDED
                    NOVEMBER 20, 1987.
- -----------------------------------------------------------------------------------------------
A.D. LEVERIDGE (SIGNATURE)                                                        UNITED STATES
  LAZARE KAPLAN INTERNATIONAL INC.

    Reg No:    0814437   September 6, 1966    Renewal Due: September 6, 2006         Registered
    App No:     201129   September 2, 1964    USE AFF. DUE
      Class (Int):  14                                                          our ref: 929511
                    Goods: Measuring gauge with accessory booklet of tables for estimating weights of fancy shaped gems and brilliants.
                    --Section 8 filed.
                    --First use: August 1937.
                    --Merger from Lazare Kaplan Inc. recorded on Reel 734,
                    Frame 272 with effect from August 23, 1990.
- -----------------------------------------------------------------------------------------------





                              SCHEDULE 3.11 (CONT)

3.       Patents

         See Attached 4 pages




LAZARE KAPLAN INTERNATIONAL, INC.    DATE: May 1, 1996          PAGE NO. 1
- --------------------------------------------------------------------------

CLIENT       OWNER                        INVENTOR      DOCKET NO. [AFID
COUNTRY      APPLN NUMBER :  FILING DATE  EXP. DATE  :  STATUS  [CLT CDE
AGENT        PATENT NUMBER:  GRANT DATE   TAX-GN-DATE:  TAX STATUS:WORKING-DUE
TITLE                        TYPE OF PAT  KIND OF CASE
RELATED CASE                 PRIORITY
COMMENTS
COMMENTS (CONT'D)
- ---------------------------------------------------------------------------
Lazare Kapla Lazare Kaplan Internation.Inc.                        [306988]
Austria                           :Dec 09 1981 Dec 0-9 2001:      [C385500]
Austria               0019017:                 Dec 09 1981:     :
 .PlacingIdentif.IndiciaOn.PreciousStonesDiamn


- --------------------------------------------------------------------------]
Lazare Kapla Lazare Kaplan Internation.Inc.                        [306989]
Belgium                           :Dec 09 1981 Dec 0-9 2001:      [C365500]
Belgium               0054840:                 Dec 09 1981:     :
 .PlacingIdentif.IndiciaOn.PreciousStonesDiamn


- ---------------------------------------------------------------------------
Lazare Kapla Lazare Kaplan Internation.Inc.                        [307005]
China (Taiwan)                                 Feb 16 1999:       [C385500]
China (Taiwan)        NI-20221:                Feb 16 1984:     :
 .PlacingIdentif.IndiciaOn.PreciousStonesDiamn


- ---------------------------------------------------------------------------
Lazare Kapla Lazare Kaplan Internation.Inc.                        [306990]
France                       :Dec 09 1981      Dec 09 2001:       [C385500]
France                0054840:                 Dec 09 1981:     :
 .PlacingIdentif.IndiciaOn.PreciousStonesDiamn


- ---------------------------------------------------------------------------
Lazare Kapla Lazare Kaplan Internation.Inc.                        [306991]
West Germany                 :Dec 09 1981      Dec 09 2001:       [C385500]
West Germany          P3174357.9:              Dec 09 1981:     :
 .PlacingIdentif.IndiciaOn.PreciousStonesDiamn


- --------------------------------------------------------------------------
Lazare Kapla Lazare Kaplan Internation.Inc.                        [306995]
Ireland                      :Nov 24 1981      Nov 24 2001:       [C385500]
Ireland                 52371:                 Dec 09 1981:     :
 .PlacingIdentif.IndiciaOn.PreciousStonesDiamn


- --------------------------------------------------------------------------





LAZARE KAPLAN INTERNATIONAL, INC.    DATE: May 1, 1996          PAGE NO. 2
- --------------------------------------------------------------------------

CLIENT      OWNER                         INVENTOR      DOCKET NO. [AFID
COUNTRY     APPLN NUMBER :  FILING DATE   EXP. DATE  :  STATUS  [CLT CDE
AGENT       PATENT NUMBER:  GRANT DATE    TAX-GN-DATE:  TAX STATUS:WORKING-DUE
TITLE                       TYPE OF PAT   KIND OF CASE
RELATED CASE                PRIORITY
COMMENTS
COMMENTS (CONT'D)
- ---------------------------------------------------------------------------
Lazare Kapla Lazare Kaplan Internation.Inc.                        [306996]
Israel                       :Nov 12 2001:     Nov 12 2001:       [C385500]
Israel                  64274:                 Nov 22 1981:     :
 .PlacingIdentif.IndiciaOn.PreciousStonesDiamn


- --------------------------------------------------------------------------
Lazare Kapla Lazare Kaplan Internation.Inc.                        [308061]
Israel                       :                            :       [C385500]
Israel                  56805:                 Mar 06 1997:     :
 .PlacingIdentif.IndiciaOn.PreciousStonesDiamn


- --------------------------------------------------------------------------
Lazare Kapla Lazare Kaplan Internation.Inc.                        [306994]
Italy                        :Dec 09 1981      Dec 09 2001:       [C385500]
Italy                 0054840:                 Dec 09 1981:     :
 .PlacingIdentif.IndiciaOn.PreciousStonesDiamn


- --------------------------------------------------------------------------
Lazare Kapla Lazare Kaplan Internation.Inc.                        [307004]
Japan                        :                 Dec 09 2001:       [C385500]
Japan                 1403769:                 Mar 27 1987:     :
 .PlacingIdentif.IndiciaOn.PreciousStonesDiamn


- --------------------------------------------------------------------------
Lazare Kapla Lazare Kaplan Internation.Inc.                        [307000]
Korea                        :                 Nov 06 2001:       [C385500]
Korea                   18566:                 Nov 06 1988:     :
 .PlacingIdentif.IndiciaOn.PreciousStonesDiamn


- --------------------------------------------------------------------------
Lazare Kapla Lazare Kaplan Internation.Inc.                        [306997]
Luxembourg                   :Dec 09 1981      Dec 09 2001:       [C385500]
Luxembourg            0054840:                 Dec 09 1981:     :
 .PlacingIdentif.IndiciaOn.PreciousStonesDiamn

- --------------------------------------------------------------------------



LAZARE KAPLAN INTERNATIONAL, INC.    DATE: May 1, 1996          PAGE NO. 3
- --------------------------------------------------------------------------

CLIENT      OWNER                         INVENTOR      DOCKET NO. [AFID
COUNTRY     APPLN NUMBER :  FILING DATE   EXP. DATE  :  STATUS  [CLT CDE
AGENT       PATENT NUMBER:  GRANT DATE    TAX-GN-DATE:  TAX STATUS:WORKING-DUE
TITLE                       TYPE OF PAT   KIND OF CASE
RELATED CASE                PRIORITY
COMMENTS
COMMENTS (CONT'D)
- ---------------------------------------------------------------------------
Lazare Kapla Lazare Kaplan Internation.Inc.                        [306998]
Mexico                       :                 Dec 29 2001:       [C385500]
Mexico                 154902:                 Dec 09 1981:     :
 .PlacingIdentif.IndiciaOn.PreciousStonesDiamn


- --------------------------------------------------------------------------
Lazare Kapla Lazare Kaplan Internation.Inc.                        [306993]
Netherlands                  :Dec 09 1981      Dec 09 2001:       [C385500]
Netherlands           0054840:                 Dec 09 1981:     :
 .PlacingIdentif.IndiciaOn.PreciousStonesDiamn


- --------------------------------------------------------------------------
Lazare Kapla Lazare Kaplan Internation.Inc.                        [307003]
Portugal                     :                 Jan 27 2001:       [C385500]
Portugal                75022:                 Jan 27 1986:     :
 .PlacingIdentif.IndiciaOn.PreciousStonesDiamn


- --------------------------------------------------------------------------
Lazare Kapla Lazare Kaplan Internation.Inc.                        [306999]
Rep of S. Africa      81/7935:Nov 16 1981      Nov 16 2001:       [C385500]
Rep of S. Africa      81/7935:                 Nov 16 1981:     :
 .PlacingIdentif.IndiciaOn.PreciousStonesDiamn


- --------------------------------------------------------------------------
Lazare Kapla Lazare Kaplan Internation.Inc.                        [307001]
Sweden                       :Dec 09 1981      Dec 07 2001:       [C385500]
Sweden             81110279.7:                 Dec 09 1981:     :
 .PlacingIdentif.IndiciaOn.PreciousStonesDiamn


- --------------------------------------------------------------------------
 Lazare Kapla Lazare Kaplan Internation.Inc.                        [307002]
Switzerland                  :Dec 09 1981      Dec 09 2001:       [C385500]
Switzerland         P054840.6:                 Dec 09 1981:     :
 .PlacingIdentif.IndiciaOn.PreciousStonesDiamn


- --------------------------------------------------------------------------



LAZARE KAPLAN INTERNATIONAL, INC.    DATE: May 1, 1996          PAGE NO. 4
- --------------------------------------------------------------------------

CLIENT      OWNER                         INVENTOR      DOCKET NO. [AFID
COUNTRY     APPLN NUMBER :  FILING DATE   EXP. DATE  :  STATUS  [CLT CDE
AGENT       PATENT NUMBER:  GRANT DATE    TAX-GN-DATE:  TAX STATUS:WORKING-DUE
TITLE                       TYPE OF PAT   KIND OF CASE
RELATED CASE                PRIORITY
COMMENTS
COMMENTS (CONT'D)
- ---------------------------------------------------------------------------
Lazare Kapla Lazare Kaplan Internation.Inc.                        [306992]
United Kingdom                    :Dec 09 1981 Dec 09 2001:       [C385500]
United Kingdom        0054840:                 Dec 09 1981:     :
 .PlacingIdentif.IndiciaOn.PreciousStonesDiamn


- --------------------------------------------------------------------------]
Lazare Kapla Lazare Kaplan Internation.Inc.                        [307006]
United States               220195:Dec 23 1980 Jul 12 2000:       [C385500]
Comm. of Pats              4392476:Jul 12 1983 Jul 12 1983:     :
 .PlacingIdentif.IndiciaOn.PreciousStonesDiamn


- --------------------------------------------------------------------------]
Lazare Kapla Lazare Kaplan Internation.Inc.                        [307007]
United States               849867:Mar 12 1992 Aug 30 2011:       [C385500]
Comm. of Pats              5341694:Aug 30 1994 Aug 30 1994:     :
 .PlacingIdentif.IndiciaOn.PreciousStonesDiamn


- --------------------------------------------------------------------------]
Lazare Kapla Lazare Kaplan Internation.Inc.                        [307008]
United States               633440:Dec 20 1990 Nov 10 2006:       [C385500]
Comm. of Pats              D330873:Nov 10 1992            :NOT TAXABLE:
Gemstone


- --------------------------------------------------------------------------]









                                  SCHEDULE 3.13
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        LAZARE KAPLAN INTERNATIONAL INC.,
                              FLEET BANK, N.A. AND
                      BANK LEUMI TRUST COMPANY OF NEW YORK

                       NAME CHANGES, MERGERS, ACQUISITIONS

                                      None.








                                  SCHEDULE 3.18
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        LAZARE KAPLAN INTERNATIONAL INC.,
                              FLEET BANK, N.A. AND
                      BANK LEUMI TRUST COMPANY OF NEW YORK

                                      ERISA

Lazare Kaplan International Inc. 401(k) Plan for Savings and
Investment

Flexible Benefits Cafeteria Plan - sec 125 plan effective 1/1/96

Premium Only Plan - sec 125 plan terminated 12/31/95

Severance Pay Policy

Medical and health insurance benefits provided under Cafeteria
Plan

Short Term and Long Term Disability Plan








                                  SCHEDULE 7.1
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        LAZARE KAPLAN INTERNATIONAL INC.,
                              FLEET BANK, N.A. AND
                      BANK LEUMI TRUST COMPANY OF NEW YORK

                      PERMITTED INDEBTEDNESS AND GUARANTIES

                                      None








                                  SCHEDULE 7.2
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        LAZARE KAPLAN INTERNATIONAL INC.,
                              FLEET BANK, N.A. AND
                      BANK LEUMI TRUST COMPANY OF NEW YORK

                          PERMITTED SECURITY INTERESTS,
                             LIENS AND ENCUMBRANCES

Mortgage executed by the Borrower in favor of Banco Popular, San Juan, Puerto
Rico for residential property located at Bairoa Golden Gate II, Caguas, Puerto
Rico. Amount due as of April 30, 1996: $60,004.87.








                                     ANNEX I
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        LAZARE KAPLAN INTERNATIONAL INC.,
                              FLEET BANK, N.A. AND
                      BANK LEUMI TRUST COMPANY OF NEW YORK

                           NAMES AND STATE/COUNTRY OF
                           ORGANIZATION OF GUARANTORS


                                                                                           PERCENT OF
                                                      STATE/COUNTRY                       VOTING STOCK
NAME OF GUARANTOR                                    OF JURISDICTION                    OWNED BY BORROWER

Lazare Kaplan Europe Inc.                               Delaware                              100%

Lazare Kaplan Belgium, N.V.                             Belgium                               100%
                                                                                        by Lazare Kaplan
                                                                                        Europe Inc.

Lazare Kaplan Ghana Ltd.                                Bermuda                               100%

Supreme Gems N.V.                                       Belgium                               100%
                                                                                        by Lazare Kaplan
                                                                                        Belgium, N.V.